Exhibit 10.2

PURCHASE AND SALE AGREEMENT
AND ESCROW INSTRUCTIONS
BY AND BETWEEN
KBSII 300 NORTH LASALLE, LLC
(“Seller”)
AND
300 NORTH LASALLE LLC
(“Buyer”)

[300 N. LaSalle, Chicago, IL]

PURCHASE AND SALE AGREEMENT
AND ESCROW INSTRUCTIONS
THIS PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this “Agreement”) is made and entered into as of May 16th, 2014, between KBSII 300 NORTH LASALLE, LLC, a Delaware limited liability company (“Seller”), and 300 NORTH LASALLE LLC, a Delaware limited liability company (“Buyer”), with reference to the following:
A.    Seller is the owner of the improved real property (the “Real Property”) described on Exhibit A attached hereto together with certain personal property located upon or used in connection with such improved real property and certain other assets relating thereto, all as more particularly described in Section 2 hereof.
B.    Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, the Real Property, together with certain personal property and related assets on the terms and subject to the conditions contained in this Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	BASIC TERMS AND DEFINITIONS; REFERENCES
1.1    Basic Terms and Definitions
(a)    Effective Date. The effective date of this Agreement shall be the date set forth above (“Effective Date”).
(b)    Closing Date. The last day that Close of Escrow (as defined in Section 8.1 hereof) may occur shall be July 1, 2014, at 1:00 p.m. (California time) (the “Closing Date”), subject to Buyer’s and Seller’s extension rights set forth in this Agreement; provided, however, notwithstanding anything stated to the contrary in this Agreement, the exercise of any extension rights under this Agreement shall not cause the Close of Escrow to occur on a date later than September 30, 2014.
(c)    Escrow Holder. The escrow holder shall be Lawyers Title Company (“Escrow Holder”), whose address is 4100 Newport Place Drive, Suite 120, Newport Beach, California 92660, Escrow Officer: Joy Eaton; Telephone: (949) 724-3145; Telecopier: (949) 271-5762.
(d)    Title Company. The title company shall be Commonwealth Land Title Insurance Company (“Title Company”), whose address is 888 S. Figueroa Street, Suite 2100, Los Angeles, California 90017, Title Coordinator: Sean Cruz; Telephone: (213) 330-3041; Telecopier (213) 330-3081, with a copy to Anthony A. Behrstock; Telephone: (213) 330-2333; Telecopier: (213) 330-3113.
1.2    References. All references to Exhibits refer to Exhibits attached to this Agreement and all such Exhibits are incorporated herein by reference. The words “herein,”

“hereof,” “hereinafter” and words of similar import refer to this Agreement as a whole and not to any particular Section hereof.

2.	PURCHASE AND SALE.
Subject to the terms and conditions of this Agreement, Seller agrees to sell, assign and transfer to Buyer and Buyer agrees to purchase from Seller, for the purchase price set forth in Section 3 hereof, all of Seller’s right, title and interest in and to the following (collectively, the “Property”):
2.1    The Real Property, together with the buildings located thereon, and all associated parking areas, and all other improvements located thereon (the buildings and such other improvements are referred to herein collectively as the (“Improvements”)); all references hereinafter made to the Real Property shall be deemed to include all rights, benefits, privileges, easements, tenements, hereditaments and appurtenances benefiting the Real Property and/or the Improvements situated thereon or in any way appertaining thereto, including, without limitation, all mineral, air and water rights, all riparian rights (including, without limitation, all rights in and to the bed of the Chicago River adjoining the Real Property), and all development rights (including, without limitation, all rights under the City of Chicago’s Planned Development Number 996), all easements, rights-of-way and other appurtenances used or connected with the beneficial use or enjoyment of the Real Property and all strips and gores and any land lying in the bed of any street, road or alley, open or proposed, adjoining the Real Property;
2.2    All personal property, equipment, machinery, furniture, furnishings, supplies and fixtures (collectively, the “Personal Property”) listed on Exhibit B attached hereto or used exclusively in the operation, ownership and/or maintenance of the Real Property or Improvements or otherwise left on the Real Property at the Close of Escrow, which Personal Property, to Seller’s Actual Knowledge, is owned by Seller, and to the extent any of the Personal Property listed on Exhibit B attached hereto is not owned by Seller and therefore cannot be transferred to Buyer at Closing, Seller hereby agrees to replace such Personal Property with tangible personal property of equal or greater utility and value prior to the Close of Escrow (except that if such personal property cannot be replaced by the Close of Escrow, Seller shall use commercially reasonable efforts to replace such personal property prior to the Cut Off Date);
2.3    All of Seller’s interest in any intangible property (expressly excluding the name “KBS” or any derivative thereof, or any name that includes the word “KBS” or any derivative thereof) used or useful in connection with the foregoing, including, without limitation, all contract rights, intellectual property rights, development rights, trade names and trademarks, to the extent assignable, the domain name “300nlasalle.com” (including any variants thereof) and the content of the foregoing web site, the plans and specifications and other architectural and engineering drawings, warranties, guaranties, licenses, permits, entitlements (including any pending applications), governmental approvals and certificates of occupancy which benefit the Real Property, the Improvements and/or the Personal Property;
2.4    All of Seller’s interest in all leases or other occupancy agreements affecting the Real Property or any portion thereof as of the Close of Escrow (including, without limitation,

those set forth in Exhibit I attached hereto) and any leases entered into after the date of this Agreement as permitted by this Agreement (the “Leases”); and
2.5    All of Seller’s interest in the contracts listed on Exhibit C-2 attached hereto and all contracts hereafter entered into by Seller to the extent permitted by the provisions of this Agreement (the “Contracts”).
Notwithstanding anything to the contrary contained herein, the term “Property” shall expressly exclude any Rents (as such term is defined in Section 10.1 hereof) or any other amounts payable by tenants under the Leases for periods prior to the Close of Escrow, any Rent or other amounts payable by any former tenants of the Property, and any judgments, stipulations, orders, or settlements with any tenants under the Leases or former tenants of the Property (except to the extent Seller receives a credit for any such amount at Closing) (hereinafter collectively referred to as the “Excluded Property”).

3.	PURCHASE PRICE AND DEPOSIT.
3.1    Purchase Price. The purchase price for the Property shall be Eight Hundred Fifty Million and No/100 Dollars ($850,000,000.00) (the “Purchase Price”).
3.2    Payment of Purchase Price. The Purchase Price shall be payable as follows:
3.2.1    Within three (3) business days of the execution of this Agreement by Buyer and Seller, and as a condition precedent to the effectiveness hereof, Buyer shall deposit in escrow with Escrow Holder, in cash or current funds, the sum of Twenty-Five Million and No/100 Dollars ($25,000,000.00) (the “Deposit”). Immediately upon Escrow Holder’s receipt of the Deposit (the “Opening of Escrow”), Escrow Holder shall invest the same in a federally insured interest-bearing account acceptable to Seller and Buyer, with all interest accruing thereon credited to the Purchase Price. For purposes of this Agreement, any interest accruing on the Deposit from time to time shall be deemed part of the Deposit. The Deposit shall be considered fully earned by Seller as consideration for entering into the Agreement and shall be nonrefundable except as otherwise expressly provided herein. Notwithstanding anything to the contrary contained in this Agreement, in the event of the termination of this Agreement prior to the Closing for any reason except as provided below, the Deposit shall be payable to Seller and not refunded to Buyer, except only that the Deposit shall be paid to Buyer and not to Seller in the event of termination of this Agreement prior to the Closing due to (each a "Deposit Refund Event"): (i) Seller’s breach of its obligation to transfer the Property to Buyer in accordance with the terms of this Agreement or material default under this Agreement, (ii) on or prior to May 29, 2014, Buyer terminates this Agreement pursuant to the terms and conditions of Section 4.3.3 herein because Buyer’s investigations and/or due diligence with respect to the Property reveal matters with respect to the physical or environmental condition of the Property that were not disclosed to Buyer prior to the date of this Agreement and which, individually or in the aggregate, adversely impact the value of the Property in an amount in excess of Twenty-Five Million Dollars ($25,000,000) (a “Material Adverse Matter”), as reasonably demonstrated by documentation submitted by Buyer to Seller together with Buyer’s notice to Seller of Buyer’s election to terminate this Agreement, which notice must be provided, if at all, on or prior to May 29, 2014, (iii) Buyer’s termination pursuant to Section 5.4 hereof, or (iv) Buyer terminates this

Agreement due to the failure of any of the conditions to Buyer’s obligation to proceed with the Closing hereunder, including, without limitation, if Seller fails to satisfy the Estoppel Requirement (as defined below) on or before the Estoppel Delivery Date (as defined below) or any Tenant Estoppel Certificate (as defined below) received from a Major Tenant (as defined below) is a Non-Complying Tenant Estoppel Certificate (as defined below). For purposes of Section 3.2.1(ii) hereof, Seller shall be deemed to have disclosed to Buyer, and Buyer shall be deemed to have knowledge of prior to the date of this Agreement, all matters (i) disclosed in any written documents, including, without limitation, the Property Information, provided to Buyer prior to the Effective Date, (ii) actually known by the Buyer prior to the Effective Date, and (iii) disclosed in any of the due diligence documents procured by Buyer, and/or prepared for Buyer, prior to the Effective Date.
3.2.2    Provided all the conditions in Section 7.1 hereof have been satisfied or waived by Buyer, Buyer shall deposit in cash or current funds with Escrow Holder no later than 11:00 a.m. (California time) on the Closing Date (as defined in Section 1.1(b) hereof) an amount equal to the Purchase Price less the Deposit and all interest accrued thereon plus or minus applicable prorations pursuant to Section 10 hereof.
3.3    Disposition of Deposit Upon Failure to Close. If the Close of Escrow fails to occur due to Buyer’s default under this Agreement (all of the conditions to Buyer’s obligation to close having been satisfied or waived), then the disposition of the Deposit and all interest accrued thereon shall be governed by Section 13.1 hereof; if the Close of Escrow fails to occur due to Seller’s default under this Agreement (all of the conditions to Seller’s obligation to close having been satisfied or waived), then the Deposit and all interest accrued thereon shall promptly be refunded to Buyer, together with a reimbursement to Buyer for its reasonable out-of-pocket costs incurred in connection with this Agreement (not to exceed $100,000); and if the Close of Escrow fails to occur due to the failure of any of the conditions set forth in Sections 7.1 or 7.2 hereof other than as a result of Buyer’s or Seller’s default under this Agreement, then the disposition of the Deposit and all interest accrued thereon shall be governed by Section 9.3 hereof.
3.4    Independent Contract Consideration. Additionally, at the same time as the deposit of the Deposit with the Escrow Holder, Buyer shall deliver to Seller in cash the sum of One Hundred and No/100 Dollars ($100.00) (the “Independent Contract Consideration”) which amount has been bargained for and agreed to as consideration for Buyer’s exclusive option to purchase the Real Property and the right to inspect the Real Property as provided herein, and for Seller’s execution and delivery of this Agreement. The Independent Contract Consideration is in addition to and independent of all other consideration provided in this Agreement, and is nonrefundable in all events.

4.	PROPERTY INFORMATION; TITLE REVIEW; INSPECTIONS AND DUE DILIGENCE; TENANT ESTOPPEL CERTIFICATES; CONFIDENTIALITY.
4.1    Property Information. Seller shall make available to Buyer within two (2) business days after the date of this Agreement, to the extent not already made available to Buyer, and to the extent in Seller’s possession or the possession of Seller's property manager, the following, all of which shall be made available for review and copying (at Buyer’s cost and expense) by means of a website or at the offices of KBS Capital Advisors LLC (at the address set forth in Section 15.1 hereof) or at the Real Property (collectively, the “Property Information”):
(a)    complete copies of the Leases, any and all guaranties of such Leases, any and all letters of credit associated with such Leases and all amendments and modifications thereof;
(b)    a current rent roll for the Real Property, indicating rents collected, scheduled rents and concessions, delinquencies, and security deposits held (collectively, the “Rent Rolls”), which rent roll is attached hereto as Exhibit N;
(c)    operating statements for the Real Property for the last three (3) years and the most current year-to-date operating statements for the Real Property (collectively, the “Operating Statements”);
(d)    copies of the Contracts;
(e)    property tax bills for the last two (2) fiscal years and the property tax bill for the current year;
(f)    any plans and specifications for the Property;
(g)    existing land title surveys, if any, for the Real Property (collectively, the “Existing Surveys”); and
(h)    any environmental, soils and/or engineering reports and other similar materials relating to the physical and environmental condition of the Property prepared for Seller or Seller’s predecessors (collectively, the "Reports").
Under no circumstances shall Buyer be entitled to review any appraisals relating to the Property or any internal financial audits relating to the Property.
4.2    Title Policy. As a condition precedent to the Close of Escrow, the Title Company shall have issued and delivered to Buyer, or shall have committed to issue and deliver to Buyer, with respect to the Real Property, an ALTA Extended Coverage Owner’s Policy of Title Insurance (2006 Form) (the “Title Policy”) issued by the Title Company as of the date and time of the recording of the Deed (as such term is defined in Section 6.1 hereof) for the Real Property, in the amount of the Purchase Price insuring Buyer as owner of good, marketable and indefeasible fee simple title to the Real Property, subject only to (i) the title exceptions shown on the proforma title policy attached hereto as Exhibit K, and (ii) matters affecting the Real Property which are created by Buyer (collectively, the "Permitted Exceptions"), with endorsements shown on Exhibit K and otherwise in the form attached hereto as Exhibit K. Buyer shall be responsible to have prepared and delivered to the Title Company an update to the Existing Survey required by Buyer, at Buyer's expense. Buyer shall pay the additional premium for extended coverage in excess of a standard AL TA policy and any endorsements requested by Buyer and, with respect to the issuance of an ALTA Extended Coverage Owner's Policy of Title Issuance, there shall be no increase in the amount payable by Seller for the Title Policy, Seller shall not be required to provide any documents that Seller is not obligated to provide under the Agreement and the Close of Escrow shall not be extended due to Buyer's Title Policy requirements. Notwithstanding the foregoing, if Buyer fails to provide an ALTA survey for the Property acceptable to the Title Company for purposes of issuing the Title Policy, then the Title Policy to be issued on the Close of Escrow may include a general survey exception. Notwithstanding anything herein to the contrary, the parties acknowledge and agree that Buyer shall have the right to procure “co-insurance” and “reinsurance” with respect to the Title Policy in such reasonable amounts, and from Commonwealth Land Title Insurance Company and First American Title Insurance Company, and Seller shall deliver to any title company issuing “co-insurance” all documents that Seller has agreed to deliver to the Title Company under this Agreement in order to issue the Title Policy; provided, however, the right to procure such “co-insurance” and “reinsurance” is subject to the obtainment of such “co-insurance” and “reinsurance” satisfying the following conditions: (i) no delay in the Closing, (ii) no increase in the amount payable by Seller for the Title Policy, (iii) no requirement that Seller provide any documents that Seller is not obligated to provide under the Agreement, and (iv) Seller shall be entitled to use its national representatives at such title companies to provide such "co-insurance".
4.3    Inspections.
4.3.1    Inspections in General. Commencing from the Effective Date and continuing through and including the Closing, Buyer, its agents, and employees shall have a limited license (the “License”) to enter upon the Real Property for the purpose of making non-invasive inspections at Buyer’s sole risk, cost and expense. Before any such entry, Buyer shall provide Seller with a certificate of insurance naming Seller as an additional insured providing for public liability and property damage insurance in amounts (but in no event less than Two Million Dollars ($2,000,000) with respect to any liability insurance) and in form and substance adequate to insure against all liability of Buyer and its agents, employees or contractors, arising out of any entry or inspections of the Property pursuant to the provisions hereof. All of such entries upon the Real Property shall be at reasonable times during normal business hours and after at least twenty-four (24) hours prior notice (which, for this purpose, shall include email notice) to Seller or Seller’s agent, and Seller or Seller’s agent shall have the right to accompany Buyer during any activities performed by Buyer on the Real Property. Notwithstanding anything stated to the contrary herein, Buyer shall have the right to inspect any of the occupied space in the Real Property and to contact or speak to any governmental authority any of the tenants under the Leases, provided that such inspections shall not unreasonably interfere with the rights of tenants and further provided that Seller shall (i) be given prior written or telephonic notice of such contact, (ii) be entitled to have a representative participate in such contact made by Buyer and (iii) have a reasonable opportunity to be present at any meeting by Buyer with a governmental authority or tenant. In the event Buyer does not purchase the Property for any reason other than as a result of a default by Seller, at Seller’s request, Buyer shall provide Seller (at no cost to Seller) with a copy of the final results of any tests and inspections made by Buyer, excluding only market and economic feasibility studies. If any inspection or test disturbs the Real Property, Buyer will restore the Real Property to substantially the same condition as existed before the inspection or test. Buyer shall defend, indemnify Seller and hold Seller, Seller’s trustees, officers, tenants, agents, contractors and employees and the Real Property harmless from and against any and all losses, costs, damages, claims, or liabilities, including but not limited to, mechanics’ and materialmens’ liens and Seller’s reasonable attorneys’ fees, arising out of or in connection with Buyer’s, or its agents’, contractors’, employees’, or invitees’ entry upon or inspection of the Real Property (but excluding any damages to the marketability of the Property resulting from the results of any adverse tests or inspections obtained by Buyer), provided, however, such indemnification obligation shall not be applicable to Buyer's mere discovery of any pre-existing adverse physical or environmental condition at the Property to the extent the activities of Buyer do not exacerbate such condition . The License shall be deemed revoked upon termination of this Agreement. The provisions of this Section 4.3.1 shall survive the Close of Escrow or the earlier termination of this Agreement.
4.3.2    Environmental Inspections. The inspections under Section 4.3.1 may include non-invasive Phase I environmental inspections of the Real Property, but no Phase II environmental inspections or other invasive inspections or sampling of soil or materials, including without limitation construction materials, either as part of the Phase I inspections or any other inspections, shall be performed without the prior written consent of Seller, which may be withheld in its sole and absolute discretion within three (3) business days after receipt of notice from Buyer of such proposed inspection or testing, and if consented to by Seller, the proposed scope of work and the party who will perform the work shall be subject to Seller’s review and approval. If Seller fails to respond within such three (3) business day period, Seller shall be deemed to have disapproved of such proposed inspection or testing. At Seller’s request, Buyer shall deliver to Seller (at no cost to Seller) final copies of any Phase II or other environmental reports to which Seller consents as provided above.
4.3.3    Termination Due to a Material Adverse Matter. If Buyer discovers a Material Adverse Matter at any time after the Effective Date and prior to May 29, 2014, Buyer shall have the right to terminate this Agreement by giving to Seller notice of termination (“Termination Notice”) on or before May 29, 2014, in which event the Deposit and all interest accrued thereon shall be immediately refunded to Buyer, Buyer shall promptly destroy all Property Information obtained by Buyer in connection with the purchase of the Property hereunder (provided that Buyer makes no assurances that electronic information will be irretrievably eradicated) and, except for those provisions of this Agreement which expressly survive the termination of this Agreement, the parties hereto shall have no further obligations hereunder. For purposes of this Section 4.3.3, Seller shall be deemed to have disclosed to Buyer, and Buyer shall be deemed to have knowledge of prior to the Effective Date, all matters (i) disclosed in any written documents, including, without limitation, the Property Information, provided to Buyer prior to the Effective Date, (ii) actually known by the Buyer prior to the Effective Date, and (iii) disclosed in any of the due diligence documents procured by Buyer, and/or prepared for Buyer, prior to the Effective Date.
4.4    Tenant Estoppel Certificates. On or before May 16, 2014, Seller will prepare and deliver to Buyer for review estoppel certificates for all of the tenants under the Leases, and after Buyer reviews and approves such forms (which review shall be completed within two (2) business days after receipt of the draft or Buyer will be deemed to have approved such forms), Seller shall send such estoppel certificates to all such tenants.   Seller shall endeavor to secure and deliver to Buyer by the date that is three (3) business days prior to the Closing Date (the "Estoppel Delivery Date") estoppel certificates for all Leases consistent with the information in the Rent Rolls and (a) with respect Leases for the Major Tenants (as defined below), substantially in the form of the tenant estoppel certificates received by Seller for such Major Tenant when it acquired the Property, and with respect all other Leases other than the Leases for the Major Tenants, substantially in the form attached hereto as Exhibit D, or (b) such form as may be required under the applicable Leases.  Buyer may terminate this Agreement upon two (2) business days written notice to Seller if (a) Seller fails to deliver to Buyer by the Estoppel Delivery Date estoppel certificates substantially in the form of the tenant estoppel certificates received by Seller for such Major Tenant when it acquired the Property or such form as may be required under any particular Lease (“Tenant Estoppel Certificates”), executed by each of (i) Kirkland & Ellis LLP, (ii) The Boston Consulting Group, Inc., (iii) Quarles & Brady LLP, (iv) Aviva USA Corporation and (v) GTCR Leasing, LLC (or any of their permitted assignees) (each a "Major Tenant") and meeting the foregoing requirements (the "Estoppel Requirement") or (b) if any Tenant Estoppel Certificate received from a Major Tenant is a Non-Complying Tenant Estoppel Certificate (as defined below).  All Tenant Estoppel Certificates for Major Tenants shall be dated no more than forty-five (45) days prior to the Closing Date.  A Tenant Estoppel Certificate from a Major Tenant shall be a “Non-Complying Tenant Estoppel Certificate” if it (x) discloses material adverse information, economic terms or other terms, or any amendment to the specific Lease that were not disclosed to Buyer (whether in the specific Lease, this Agreement or any other document delivered to Buyer) prior to the Effective Date that contains terms that are materially adverse, (y) alleges a material default of Seller (as landlord) under the Lease or a material dispute with Seller that was not disclosed to Buyer (whether in the specific Lease, this Agreement or any other document delivered to Buyer) prior to the Effective Date), or (z) contains a material statement that is materially inconsistent with the Lease.  If Seller is unable to satisfy the Estoppel Requirement before the Estoppel Delivery Date as required under this Section, Seller or Buyer may each elect, by delivering written notice to the other party prior to 5:00 p.m. California time on the Estoppel Delivery Date, to extend the Estoppel Delivery Date in order to obtain any missing estoppel certificate prior to the Closing Date by up to thirty (30) days in the aggregate in order to satisfy the Estoppel Requirement (and if Buyer exercises such extension right or any other extension rights set forth under this Agreement, the condition that all Tenant Estoppel Certificates for Major Tenants not be dated more than 45 days after the Closing Date shall no longer be applicable).  If as a result of such extension, the Estoppel Delivery Date would be a date later than the Closing Date, the Closing Date shall also be extended to be the date which is three (3) business days following the extended Estoppel Delivery Date.
4.5    Contracts. Buyer shall assume the obligations arising from and after the Closing Date under the Contracts identified on Exhibit C-2 as "Assigned Contracts" and all other Contracts shall be terminated by Seller as of the Closing at Seller's sole cost and expense.
4.6    Confidentiality. Prior to the Close of Escrow or in the event the Close of Escrow never occurs, the Property Information and all other information, other than matters of public record or matters generally known to the public, furnished to, or obtained through inspection of the Real Property by, Buyer, its affiliates, lenders, employees, attorneys, accountants and other professionals or agents relating to the Real Property, will be treated by Buyer, its affiliates, lenders, employees and agents as confidential, and will not be disclosed to anyone (except as reasonably required in connection with Buyer’s evaluation of the Real Property) except to Buyer’s consultants who agree to maintain the confidentiality of such information, and will be destroyed by Buyer if the Close of Escrow does not occur for any reason other than a default by Seller hereunder (provided that Buyer makes no assurances that electronic information will be irretrievably eradicated). The terms of this Agreement will not be disclosed to anyone prior to or after the Close of Escrow except to Buyer’s and Seller’s consultants who agree to maintain the confidentiality of such information and Seller and Buyer agree not to make any public announcements or public disclosures or communicate with any media with respect to the subject matter hereof without the prior written consent of the other party (in their sole and absolute discretion). The confidentiality provisions of this Section 4.6 shall not apply to any disclosures made by Buyer or Seller as required by law, by court order, or in connection with any subpoena served upon Buyer or Seller; provided Buyer and Seller shall provide each other with written notice before making any such disclosure. Notwithstanding the foregoing and anything to the contrary in this Agreement, nothing contained herein shall impair Seller’s (or any Seller affiliate’s) right to disclose information relating to this Agreement or the Property (a) to any due diligence representatives and/or consultants that are engaged by, work for or are acting on behalf of, any securities dealers and/or broker dealers evaluating Seller or its affiliates, but only to the extent such information is public information or, as to non-public information, Seller or its affiliates enter into and enforce confidentiality agreements with such representatives and/or consultants covering any non-public information, (b) in connection with any filings (including any amendment or supplement to any S-11 filing) with governmental agencies (including the United States Securities and Exchange Commission) by any REIT holding an interest (direct or indirect) in Seller ("REIT") to the extent such information is either disclosed in such filings as required by applicable law, such information is customarily disclosed by such REIT in its filings or, in the REIT’s reasonable opinion, or the opinion of its auditors or legal counsel, such information should be disclosed based upon the auditing practices of the REIT’s auditors, and (c) to any broker/dealers in the Seller’s or REIT's broker/dealer network and any of the REIT's or Seller's Investors to the extent such information is public information or, as to non-public information, the REIT enters into and enforces confidentiality agreements with such broker/dealers.
4.7    Maintenance of Confidentiality by Title Company. Except as may otherwise be required by law or by this Agreement, or accept as may be required to record the Deed and/or issue the Title Policy, Title Company will maintain in strict confidence and without the prior written consent of Buyer and Seller in each instance, will not disclose to anyone the existence of this Agreement, the identity of the parties hereto, the amount of the Purchase Price, the provisions of this Agreement or any other information concerning the transactions contemplated hereby.

5.	OPERATIONS AND RISK OF LOSS
5.1    Ongoing Operations. During the pendency of this Agreement, but subject to the limitations set forth below, Seller (a) shall carry on its businesses and activities relating to the Real Property substantially in the same manner as it does as of the date of this Agreement, including, without limitation, keeping its current property insurance covering the Property in effect until the Closing, subject to Seller's right to make reasonable changes to such property insurance that does not reduce the dollar amount of the coverage, (b) other than the transaction contemplated by this Agreement and leasing activities and service contracts as permitted pursuant to this Agreement, refrain from executing documents that encumber the Property (unless such encumbrance is released prior to Closing) or modifying any Permitted Exceptions unless expressly permitted or approved by Buyer pursuant to the terms hereof, (c) shall not remove any Personal Property owned by Seller, except as may be required for necessary repair or replacement, and replacement shall be of approximately equal quality and quantity as the removed item of Personal Property, (d) shall not enter into any back-up or stand-by purchase contracts with respect to the Property, (e) other than work already in progress, shall not commence or authorize any work on the Property without Buyer's prior written consent except to the extent necessary to comply with the terms of the Leases or to address health and/or safety concerns at the Property, provided, however, Seller agrees to provide to Buyer written notice of the foregoing prior to the commencement or authorization of such work or as soon as reasonably practical thereafter, (f) shall not knowingly take any action that Seller knows would result in a failure to comply in all material respects with all laws and applicable governmental regulations applicable to the Property, it being understood and agreed that, prior to Closing, Seller will have the right to contest any such laws or regulations, and (g) to the extent received by Seller, shall promptly deliver to Buyer copies of written default notices under the Leases, notices of lawsuits and notices of violations affecting the Property. The new and pending lease transactions (the “New and Pending Lease Transactions”) reflected on Schedule 1-1 and Schedule 1-2 attached hereto shall be deemed approved by Buyer for purposes of this Agreement.
5.2    New Contracts. Following the Effective Date and continuing until the Closing, Seller will not enter into any contract, or amend any existing contract, that will be an obligation affecting the Real Property subsequent to the Close of Escrow (except contracts entered into in the ordinary course of business that are terminable, at no cost or expense to Buyer, without cause on 30 days' notice) without the prior consent of Buyer, which consent may be withheld, conditioned or delayed in Buyer's sole and absolute discretion; provided, however, Buyer’s consent shall not be required for any contracts required to enable Seller to comply with the terms of the Leases or required to address any health or safety conditions at the Property, provided further, however, Seller agrees to provide to Buyer written notice of the foregoing prior to the entering or amending of such contracts or as soon as reasonably practical thereafter.
5.3    Leasing Arrangements. Following the Effective Date and continuing until the Closing, except for the New and Pending Lease Transactions, Seller shall obtain Buyer’s consent, which Buyer may withhold, condition or delay in its sole and absolute discretion, before entering into any new lease of space in the Real Property and before entering into a Lease amendment, expansion, or renewal. Buyer shall be deemed to have consented to any new lease or any Lease amendment, expansion, or renewal if it has not notified Seller specifying with reasonable particularity the matters to which Buyer reasonably objects, within five (5) business days after its receipt of Seller’s written request for consent, together with a copy of the Lease amendment, expansion, or renewal or the new lease. At the Close of Escrow, (a) Buyer shall reimburse Seller for commissions, legal fees, the cost of tenant improvements, and all other Leasing Costs (as defined below) paid by Seller with respect to all New and Pending Lease Transactions entered into and listed on Schedule 1-1 attached hereto and with respect to all other Lease amendments, expansions or renewals or new leases that were entered into pursuant to this Section 5.3, provided that the amount of such Leasing Costs shall be updated within five (5) business days of the Closing as agreed by the parties, (b) Buyer shall be entitled to a credit towards the Purchase Price equal to the leasing commissions, tenant improvement allowances, free rent credits and all other Leasing Costs referred to in Schedule 1-2 attached hereto to the extent the amounts set forth on Schedule 1-2 attached hereto remain unpaid as of the Close of Escrow, provided that the amount of such Leasing Costs shall be updated within five (5) business days of the Closing as agreed by the parties, and (c) at Close of Escrow, shall assume in writing (pursuant to the Assignment of Leases and Contracts and Bill of Sale) Seller’s obligations (whether arising before or after the Closing Date) under such New and Pending Lease Transactions, new leases and Lease amendments, expansions or renewals. Notwithstanding the foregoing, Seller shall be responsible and shall pay for the costs of tenant improvement work or allowances, third-party leasing commissions, free rent, reduced rent, tenant incentives, legal fees and other leasing costs (collectively, the "Leasing Costs"), relating to the initial term (and not any extensions or expansions of any such Lease) of those Leases listed on Exhibit I to the extent such Leasing Costs are disclosed in the Leases, any of the leasing commission agreements executed or assumed by Seller or otherwise disclosed in any other written documentation in Seller’s possession; provided, however, the foregoing shall not apply to, and Seller shall no longer be responsible for, any such Leasing Costs after the Cut Off Date (as such term is defined in Section 15.6(d) hereof).
5.4    Damage or Condemnation. Risk of loss resulting from any condemnation or eminent domain proceeding which is commenced or has been threatened against the Real Property before the Close of Escrow, and risk of loss to the Real Property due to fire, flood or any other cause before the Close of Escrow, shall remain with Seller. If before the Close of Escrow the Real Property or any portion thereof shall be materially damaged, or if the Real Property or any material portion thereof shall be subjected to a bona fide threat of condemnation or shall become the subject of any proceedings, judicial, administrative or otherwise, with respect to the taking by eminent domain or condemnation, then Buyer may elect not to acquire the Real Property by delivering written notice of such election to Seller within five (5) business days after Buyer learns of the damage or taking, in which event Buyer shall no longer be obligated to purchase, and Seller shall no longer be obligated to sell, the Real Property. If the Closing Date is within the aforesaid 5-business day period, then the Close of Escrow shall be extended to the next business day following the end of said 5-business day period. If no such election is made, and in any event if the damage is not material, this Agreement shall remain in full force and effect, the purchase contemplated herein, less any interest taken by eminent domain or condemnation, shall be effected with no further adjustment, and upon the Close of Escrow, Seller shall assign, transfer and set over to Buyer all of the right, title and interest of Seller in and to any awards that have been or that may thereafter be made for such taking, and Seller shall assign, transfer and set over to Buyer any insurance proceeds that may thereafter be made for such damage or destruction giving Buyer a credit at the Close of Escrow for any deductible under such policies (and if not insured, a reduction in the Purchase Price equal to the estimated cost to restore not to exceed $1,000,000 in the aggregate). For purposes of this Section 5.4, the phrase(s) (i) “Material damage” or “Materially damaged” means damage exceeding Twenty Million Dollars ($20,000,000), damage granting any Major Tenant the right to terminate its Lease, or damage for which Seller does not have assignable rental abatement insurance to fully cover any rents which may be abated after the Closing and for which Seller does not provide (with no obligation to do so) Buyer a credit at Closing, and (ii) “material portion” means any portion of the Real Property that has a “fair market value” exceeding Twenty Million

Dollars ($20,000,000) or that, if taken, would grant any Major Tenant the right to terminate its Lease.
5.5    Service Elevator Repair Claim. Buyer acknowledges and agrees that (i) Seller has disclosed to Buyer (A) that in early February 2014, a domestic water backflow valve broke at the Property, and, as a result of the break, water traveled down the elevator shafts of the service elevators from the 42nd Floor down to the 30th Floor and the service elevators were damaged (the “Service Elevator Damage”), and (B) Seller has executed a contract (the “Service Elevator Repair Contract”) for the repair of such Service Elevator Damage, and (ii) any insurance proceeds paid on any claims filed by Seller with respect to the Service Elevator Damage shall be the property of Seller and Buyer shall not be entitled to any such proceeds. If the work to be completed under the Service Elevator Repair Contract is not completed prior to the Closing Date, Buyer shall use its commercially reasonable efforts to cause the contractor under the Service Elevator Repair Contract to complete the repairs under the Service Elevator Repair Contract after Closing in a timely manner. Buyer and Seller acknowledge and agree that as a result of the Service Elevator Damage there may have been additional damage to the interior walls of the aforementioned elevator shafts, including damage to the drywall and related damage (“Additional Damage”), which Additional Damage is not currently within the scope of work under the Service Elevator Repair Contract. Buyer shall have the right to inspect, identify and assess whether there is any Additional Damage and, in the event that Buyer reasonably determines that there is Additional Damage and provides Seller, no later than five (5) business days prior to the Closing Date, with evidence, in form and substance reasonably satisfactory to Seller, of the extent and scope of the Additional Damage and the estimated cost to repair the Additional Damage, Seller shall provide Buyer with a credit against the Purchase Price equal to the amount of the estimated cost to repair the Additional Damage, not to exceed $300,000. Any insurance proceeds paid on any claims filed by Seller with respect to the Additional Damage shall be the property of Seller and Buyer shall not be entitled to any such proceeds; provided, however, that to the extent any insurance proceeds paid on any claims filed by the Seller with respect to the Additional Damage (the “Additional Damage Insurance Proceeds”) exceeds $300,000, Seller shall pay Buyer, upon completion of the repairs of the Additional Damage and receipt of the Additional Damage Insurance Proceeds, the amount by which such Additional Damage Insurance Proceeds exceed $300,000. Buyer and Seller shall reasonably agree upon the timeframe for commencement and completion of the work to repair the Additional Damage; provided, however, notwithstanding anything to the contrary contained herein, neither the commencement nor the completion of the work to repair the Additional Damage shall be a condition precedent to Closing. Buyer agrees that, if the work to repair the Additional Damage has not been completed prior to Closing, Buyer shall use its commercially reasonable efforts to cause the contractor under the contract for the repairs of the Additional Damage to complete the repairs after Closing in a timely manner. The provisions of this Section 5.5 shall survive the Close of Escrow.
5.6    Inspection of Work Performed Under Construction Contracts. Following the Effective Date and prior to the Closing, Buyer shall have the right, from time to time, upon not less than one (1) business days’ prior notice to Seller, to inspect all work performed under any contract entered into by Seller with respect to any Additional Damage, the construction contracts listed in Exhibit P attached hereto and incorporated herein by reference, including, without limitation, the Service Elevator Repair Contract, and that certain construction contract relating to the work being done in connection with the curtain wall located at the Property (collectively, the “Construction Contracts”). During such inspections, Buyer covenants to not interfere with the performance of such work.

6.	SELLER’S AND BUYER’S DELIVERIES
6.1    Seller’s Deliveries into Escrow. No less than one (1) business day prior to the Closing Date, Seller shall deliver into Escrow (as such term is defined in Section 9 hereof) to the Escrow Holder the following:
(a)    Deed. A deed (the “Deed”) in the form attached hereto as Exhibit E, executed and acknowledged by Seller, conveying to Buyer Seller’s title to the Real Property.
(b)    Assignment of Leases and Contracts and Bill of Sale. An Assignment of Leases and Contracts and Bill of Sale (“Assignment of Leases and Contracts and Bill of Sale”) in the form of Exhibit F attached hereto, executed by Seller.
(c)    State Law Disclosures. Such disclosures and reports as are required by applicable state and local law in connection with the conveyance of the Real Property.
(d)    FIRPTA. A Foreign Investment in Real Property Tax Act affidavit executed by Seller substantially in the form of Exhibit G attached hereto.
(e)    Transfer Tax Declarations. Real estate transfer tax declarations for the City of Chicago, County of Cook and State of Illinois as required by applicable law (the “Transfer Tax Declarations”).
(f)    Proof of Authority. To the extent required by the Title Company, proof of Seller's authority and authorization to enter into this Agreement and the transactions contemplated hereby, and such proof of the power and authority of the individual(s) executing and/or delivering any instruments, documents or certificates on behalf of Seller to act for and bind Seller, together with an owner's affidavit in the form attached hereto as Exhibit L attached hereto.
(g)     Seller’s Reaffirmation. A certificate of Seller confirming whether the representations and warranties made by Seller in Section 11.1 hereof continue to be true and correct in all material respects.
(h)     Indemnity Agreement. An indemnity agreement (the “Indemnity Agreement”) in the form of Exhibit M attached hereto executed by KBS REIT Properties II, LLC.
(i)    Additional Documents. Any additional documents that Escrow Holder or the Title Company may reasonably require for the proper consummation of the transaction contemplated by this Agreement, including, without limitation, any documents reasonably required to accommodate“New York-style” or “gap” closing.

6.2    Buyer’s Deliveries into Escrow. No less than one (1) business day prior to the Closing Date (but on or prior to 11:00 a.m. (California time) on the Closing Date with respect to Buyer's funds), Buyer shall deliver into Escrow to the Escrow Holder the following:
(a)    Purchase Price. The Purchase Price, less the Deposit that is applied to the Purchase Price, plus or minus applicable prorations, deposited by Buyer with the Escrow Holder in immediate, same‑day federal funds wired for credit into the Escrow Holder’s escrow account and deposited in Escrow Holder’s escrow account no later than 11:00 a.m. (California time) on the Closing Date.
(b)    Assignment of Leases and Contracts and Bill of Sale. An Assignment of Leases and Contracts and Bill of Sale executed by Buyer.
(c)    State Law Disclosures. Such disclosures and reports as are required by applicable state and local law in connection with the conveyance of the Real Property.
(d)    Transfer Tax Declarations. Executed copies of the Transfer Tax Declarations.
(e)    Proof of Authority. To the extent required by the Title Company, such proof of Buyer's authority and authorization to enter into this Agreement and the transactions contemplated hereby, and such proof of the power and authority of the individual(s) executing and/or delivering any instruments, documents or certificates on behalf of Buyer to act for and bind Buyer, as may be reasonably required by Title Company.
(f)     Buyer’s Reaffirmation.  A certificate of Buyer confirming whether the representations and warranties made by Buyer in Section 12.1 hereof continue to be true and correct in all material respects.
(g)    Additional Documents. Any additional documents that Escrow Holder or the Title Company may reasonably require for the proper consummation of the transaction contemplated by this Agreement.
6.3    Closing Statements/Escrow Fees; Tenant Notices. Concurrently with the Close of Escrow, Seller and Buyer shall deposit with the Escrow Holder executed closing statements consistent with this Agreement in the form reasonably required by the Escrow Holder and, Seller and Buyer shall execute at the Close of Escrow, and deliver to each tenant immediately after the Close of Escrow, tenant notices regarding the sale of the Real Property in substantially the form of Exhibit H attached hereto, or such other form as may be required by applicable state law.
6.4    Post-Closing Deliveries. Immediately after the Close of Escrow, to the extent in Seller’s possession, Seller shall deliver to the offices of Buyer’s property manager: the original Leases and copies of the tenant correspondence files; copies or originals of all contracts, receipts for deposits, and unpaid bills; all keys, if any, used in the operation of the Real Property; and, if in Seller’s possession or control, any “as-built” plans and specifications of the Improvements.

7.	CONDITIONS TO BUYER’S AND SELLER’S OBLIGATIONS
7.1    Conditions to Buyer’s Obligations. The Close of Escrow and Buyer’s obligation to consummate the transaction contemplated by this Agreement are subject to the satisfaction of the following conditions for Buyer’s benefit (or Buyer’s waiver thereof, it being agreed that Buyer may waive any or all of such conditions) on or prior to the Closing Date or on the dates designated below for the satisfaction of such conditions:
(a)    All of Seller’s representations and warranties contained herein shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date, subject to any qualifications hereafter made to any of Seller’s representations as provided for in Section 11.1 hereof;
(b)    As of the Closing Date, Seller shall have performed its respective obligations hereunder and all deliveries to be made at Close of Escrow by Seller shall have been tendered;
(c)    There shall exist no actions, suits, arbitrations, claims, attachments, proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings, pending or threatened against Seller that would materially and adversely affect Seller’s ability to perform its respective obligations under this Agreement;
(d)    There shall exist no pending or threatened action, suit or proceeding with respect to Seller before or by any court or administrative agency which seeks to restrain or prohibit, or to obtain damages or a discovery order with respect to, this Agreement or the consummation of the transaction contemplated hereby;
(e)    Intentionally Omitted;
(f)    Seller has obtained a “Bulk Sales Stop Order” (the “Order”) from the Illinois Department of Revenue (the “Department”) under the provisions of 35 ILCS 5/902d (the Illinois Income Tax Act) and 35 ILCS 120/5j (the Retailers Occupation Tax Act) (together with all applicable regulations relating thereto, the “Acts”) and, if available, the Department's form of full release of claims from the Department with respect to all debts owed by Seller effective for all periods prior to the date set forth therein (the "State Release"). Any sums claimed or demanded by the Department under the State Release shall be paid by Escrow Holder from Seller’s Purchase Price proceeds upon the Close of Escrow if the State Release is available as of the Close of Escrow. If, as of the Close of Escrow, the parties have received an Order and not the State Release, they shall hold back from Seller’s Purchase Price proceeds, in escrow with Escrow Holder, the amount to be withheld as disclosed in the Order until Seller receives the State Release; at which time the Escrow Holder shall pay to the Department the entire amount, if any, payable to the Department (or its designee) under the State Release and the balance of the withholding hereunder to Seller. If so requested by Escrow Holder, Buyer and Seller shall immediately execute and deliver to Escrow Holder joint directions conforming to the provisions of this subsection;

(g)    Seller has obtained a notice of withholding (the “City Notice”) from the City of Chicago Department of Revenue (“City”) under the provisions of Section 3-4-140 of the City of Chicago Municipal Code (together with all applicable codes and regulations pertaining thereto, the “City Code”) and, if available, the City's form of full release of claims from the City stating that all taxes, interest, penalties or nontax debts owed by Seller effective for all periods prior to the Closing Date have been paid in full (the "City Release"). Any sums claimed or demanded by the City under the City Release shall be paid by Escrow Holder from Seller’s Purchase Price proceeds upon the Close of Escrow if the City Release is available as of the Close of Escrow. If, as of the Close of Escrow, the parties have then received a City Notice and not the City Release, they shall hold back from Seller’s Purchase Price proceeds, in escrow with Escrow Holder, the amount to be withheld as disclosed in the City Notice until Seller receives the City Release, at which time the Escrow Holder shall pay to the City the entire amount, if any, payable to the City (or its designee) under the City Release and the balance of the withholding hereunder to Seller. If so requested by Escrow Holder, Buyer and Seller shall immediately execute and deliver to Escrow Holder joint directions conforming to the provisions of this subsection
(h)    Seller has obtained a withholding notice (the “County Notice” from the Cook County Department of Revenue (the “County”) under the provisions of Section 34-92 of the Cook County Uniform Penalties, Interest and Procedures Ordinance (together will all applicable codes and regulations pertaining thereto, the “County Ordinance”) and, if available, the County's form of full release of claims from the County stating that all taxes, interest, penalties or nontax debts owed by Seller effective for all periods prior to the Closing Date have been paid in full (the "County Release"). Any sums claimed or demanded by the County under the County Release shall be paid by Escrow Holder from Seller’s Purchase Price proceeds upon the Close of Escrow if the County Release is available as of the Close of Escrow. If, as of the Close of Escrow, the parties have then received a County Notice and not the County Release, they shall hold back in escrow from the Seller’s Purchase Price proceeds, with Escrow Holder, the amount to be withheld as disclosed in the County Notice until Seller receives the County Release, at which time the Escrow Holder shall pay to the County the entire amount, if any, payable to the County (or its designee) under the County Release and the balance of the withholding hereunder to Seller. If so requested by Escrow Holder, Buyer and Seller shall immediately execute and deliver to Escrow Holder joint directions conforming to the provisions of this subsection; and
(i)    Receipt from the City of Chicago of a paid water certification for the Property in form sufficient to permit the recording of the Deed (the “Water Certification”); provided, however, Buyer acknowledges that due to a backlog of water certification applications at the City of Chicago Water Department, the Water Certification may not be issued by the Closing Date, and in such event neither Seller nor Buyer shall be in default under this Agreement due to the failure of the Water Certification to be issued and, at the written election of Buyer, the Closing shall be delayed until such date that the Water Certification is obtained; provided further, however, that in the event the Water Certification has not been obtained within sixty (60) days after the Scheduled Closing Date, then Buyer shall be entitled to terminate this Agreement by written notice given to Seller, in which event the Deposit and all interest accrued thereon shall be returned to Buyer and the parties shall have no further rights or obligations under this Agreement, except for those which expressly survive the termination of this Agreement. Seller covenants and agrees that it shall diligently pursue the Water Certification, including submitting the documentation required to obtain the Water Certification from the City of Chicago no less than fourteen (14) days prior to the Closing Date.
(j)    Seller shall have received (i) all consents and approvals from all third parties, including, without limitation, any governmental bodies and agencies, from whom such consents and approvals are necessary in order to transfer title to the Real Property to Buyer and (ii) at least the Order, the City Notice and the County Notice (provided that receipt of the State Release, the City Release and the County Release shall satisfy the condition set forth in the foregoing clause (ii).
(i)    In the event the conditions in this Section 7.1(j) are not satisfied as of the Closing Date, (A) Buyer may elect to proceed with the Closing by providing written notice to Seller of such election or (B) either party may elect to extend the Closing Date for a period not to exceed thirty (30) days (the “First Extension Period”), provided that, no later than three (3) business days prior to the Closing Date, the party exercising such option delivers to the other party written notice of its election to extend the Closing Date and the proposed new date (not to exceed thirty (30) days following the Closing Date) for the extended Closing Date (and during the First Extension Period, Seller agrees to use commercially reasonable efforts, at its sole cost and expense, to obtain any consents and approvals required under this Section 7.1(j) and Buyer agrees to reasonably cooperate, at no cost or expense to Buyer, with Seller in such efforts).
(ii)    If either party elects to extend the Closing Date for the First Extension Period and at least the Order, the City Notice and the County Notice have not been delivered to Buyer prior to the expiration of the First Extension Period (provided that receipt of the State Release, the City Release and the County Release shall satisfy such condition), (A) Buyer may elect to proceed with the Closing by providing written notice to Seller of such election or (B) either party may elect to extend the Closing Date for a period not to exceed an additional thirty (30) days following the expiration of the First Extension Period (the “Second Extension Period”), provided that, no later than three (3) business days prior to the extended Closing Date, the party exercising such option delivers to the other party written notice of its election to further extend the Closing Date and the proposed new date (not to exceed thirty (30) days following the then applicable Closing Date) for the further extended Closing Date (and during the Second Extension Period, Seller agrees to use commercially reasonable efforts, at its sole cost and expense, to obtain any consents and approvals required under this Section 7.1(j) and Buyer agrees to reasonably cooperate, at no cost or expense to Buyer, with Seller in such efforts).
(iii)    If either party elects to extend the Closing Date for the Second Extension Period and at least the Order, the City Notice and the County Notice have not been delivered to Buyer prior to the expiration of the Second Extension Period (provided that receipt of the State Release, the City Release and the County Release shall satisfy such condition), Buyer may elect to (A) proceed with the Closing by providing written notice to Seller of such election, in which case Seller shall deliver to Buyer upon the

Close of Escrow an indemnity (for a term expiring on the Cut Off Date) in the form attached hereto as Exhibit O executed by KBS REIT Properties II, LLC, a Delaware limited liability company (the “Bulk Sales Indemnity”), or (B) terminate this Agreement for the failed condition (in which case the Deposit and all interest accrued thereon shall be returned to Buyer).
(k)    As of the Closing Date, Buyer shall not have elected to terminate this Agreement pursuant to the terms of Section 4.3.3 above due to the discovery of a Material Adverse Matter;
(l)    Title Company shall have issued and delivered to Buyer, or shall have committed to issue and deliver to Buyer, the Title Policy in the form set forth in Section 4.2 above;
(m)    Seller shall have satisfied the Estoppel Requirement by the Estoppel Delivery Date (as the same may be extended by this Agreement) and no Tenant Estoppel Certificate received from a Major Tenant shall be a Non-Complying Tenant Estoppel Certificate; and
(n)    As of the Closing Date, Seller shall have caused the work under the Construction Contracts to be completed and paid for, or, in the event the condition above in this Section 7.1(n) has not been satisfied by the Closing Date with respect to any of the Construction Contracts, Seller shall, as a condition to Buyer’s obligation to consummate the transaction contemplated by this Agreement (and Seller hereby covenants and agrees to): (i) assign to Buyer, at Closing, the Construction Contracts (including all warranties related thereto) under which such work has not been completed or paid for (and Buyer shall assume the obligations under such Construction Contracts pursuant to the Assignment of Leases and Contracts and Bill of Sale), and (ii) provide Buyer a credit against the Purchase Price equal to the amounts that remain unpaid under such Construction Contracts.
If, notwithstanding the nonsatisfaction of any such condition, the Close of Escrow occurs, there shall be no liability on the part of Seller for breaches of representations and warranties of which Buyer had knowledge as of the Close of Escrow.
7.2    Conditions to Seller’s Obligations.
The Close of Escrow and Seller’s obligations to consummate the transaction contemplated by this Agreement are subject to the satisfaction of the following conditions for Seller’s benefit (or Seller’s waiver thereof, it being agreed that Seller may waive any or all of such conditions) on or prior to the Closing Date or the dates designated below for the satisfaction of such conditions:
(a)    All of Buyer’s representations and warranties contained herein shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date;

(b)    As of the Closing Date, Buyer has performed its obligations hereunder and all deliveries to be made at Close of Escrow by Buyer shall have been tendered including, without limitation, the deposit with Escrow Holder of the amounts set forth in Section 6.2(a) hereof;
(c)    There shall exist no actions, suits, arbitrations, claims, attachments, proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings, pending or threatened against Buyer that would materially and adversely affect Buyer’s ability to perform its obligations under this Agreement;
(d)    There shall exist no pending or threatened action, suit or proceeding with respect to Buyer before or by any court or administrative agency which seeks to restrain or prohibit, or to obtain damages or a discovery order with respect to, this Agreement or the consummation of the transaction contemplated hereby;
(e)    Seller shall have received all consents and approvals from all third parties, including, without limitation, any governmental bodies and agencies, from whom such consents and approvals are necessary in order to transfer title to the Real Property to Buyer;
(f)    Intentionally omitted; and
(g)    Receipt from the City of Chicago of the Water Certification; provided, however, that due to a backlog of water certification applications at the City of Chicago Water Department, the Water Certification may not be issued by the Closing Date, and in such event neither Seller nor Buyer shall be in default under this Agreement due to the failure of the Water Certification to be issued and, at the written election of Seller, the Closing shall be delayed until such date that the Water Certification is obtained; provided further, however, that in the event the Water Certification has not been obtained within sixty (60) days after the Scheduled Closing Date, then Seller shall be entitled to terminate this Agreement by written notice given to Buyer, in which event the Deposit shall be returned to Buyer and the parties shall have no further rights or obligations under this Agreement, except for those which expressly survive the termination of this Agreement.

8.	CLOSE OF ESCROW; POSSESSION.
8.1    “Close of Escrow” shall mean and refer to Seller’s receipt of the Purchase Price and the other amounts due Seller in accordance with the provisions of Section 9.1(b) below. The Escrow and Buyer’s right to purchase the Real Property will terminate automatically if the Close of Escrow does not occur on or before 1:00 p.m. (California time) on the Closing Date.
8.2    Sole exclusive possession of the Real Property, subject only to the Permitted Exceptions, shall be delivered to Buyer on the Closing Date.

9.	ESCROW.
9.1    Closing. The escrow (the “Escrow”) for the consummation of this transaction shall be established with Escrow Holder at the address indicated in Section 15.1 hereof by the deposit of an original signed copy of this Agreement with Escrow Holder contemporaneously with the execution hereof. This Agreement shall constitute both an agreement among Buyer and Seller and escrow instructions for Escrow Holder. If Escrow Holder requires separate or additional escrow instructions which it deems necessary for its protection, Seller and Buyer hereby agree promptly upon request by Escrow Holder to execute and deliver to Escrow Holder such separate or additional escrow instructions (the “Additional Instructions”). In the event of any conflict or inconsistency between this Agreement and the Additional Instructions, this Agreement shall prevail and govern, and the Additional Instructions shall so provide. The Additional Instructions shall not modify or amend the provisions of this Agreement unless otherwise agreed to in writing by Seller and Buyer.
On the Closing Date, provided that the conditions set forth in Sections 7.1 and 7.2 hereof have been satisfied or waived, Escrow Holder shall take the following actions in the order indicated below:
(a)    With respect to all closing documents delivered to Escrow Holder hereunder, and to the extent necessary, Escrow Holder is authorized to insert into all blanks requiring the insertion of dates the date of the recordation of the Deed or such other date as Escrow Holder may be instructed in writing by Seller and Buyer;
(b)    Deliver to Seller, in cash or current funds, the Purchase Price, plus or minus, as the case may be, the amounts determined in accordance with the provisions of Section 10 hereof, Buyer’s signed counterparts of the Assignment of Leases and Contracts and Bill of Sale and conformed copies of the recorded Deed;
(c)    Record the Deed in the official records of the County in which the Real Property is located;
(d)    Deliver to Buyer those items referred to in Section 6.1 hereof and a conformed copy of the recorded Deed;
(e)    Cause the Title Company to issue the Title Policy for the Real Property in accordance with the provisions of Section 4.2.3 hereof; and
(f)    Deliver to Seller and Buyer a final closing statement which has been certified by Escrow Holder to be true and correct.
9.2    Escrow and Title Charges.
(a)    Upon the Close of Escrow, escrow, title charges and other closing costs shall be allocated between Seller and Buyer as follows:
(i)    Seller shall pay: (1) the premiums for the standard coverage and ALTA extended coverage (not including any survey costs) to the Title Policy, (2) the cost of recording the Deed, (3) one-half (½) of any escrow fees or similar charges of Escrow Holder, (4) all transfer taxes imposed by the State of Illinois; (5) all transfer taxes imposed by the County of

Cook, Illinois; and (6) that portion of the City of Chicago municipal transfer taxes allocated to Seller by statute (currently $1.50 per $500 of the Purchase Price).
(ii)    Buyer shall pay (1) the cost of any endorsements to the Title Policy (2) one-half (½) of any escrow fees or similar charges of Escrow Holder, and (3) that portion of the City of Chicago municipal transfer taxes allocated to Buyer by statute (currently $3.75 per $500 of the Purchase Price).
(iii)    Buyer shall pay all costs incurred in connection with Buyer’s updating or recertifying the Existing Surveys or obtaining any surveys for the Real Property.
(iv)    Except to the extent otherwise specifically provided herein, all other expenses incurred by Seller and Buyer with respect to the negotiation, documentation and closing of this transaction, including, without limitation, Buyer’s and Seller’s attorneys’ fees, shall be borne and paid by the party incurring same.
(b)    If the Close of Escrow does not occur by reason of Buyer’s or Seller’s default under this Agreement, then all escrow and title charges (including cancellation fees) shall be borne by the party in default.
9.3    Procedures Upon Failure of Condition. Except as otherwise expressly provided herein, if any condition set forth in Sections 7.1 or 7.2 hereof is not timely satisfied or waived for a reason other than the default of Buyer or Seller in the performance of its respective obligations under this Agreement:
(a)    This Agreement, the Escrow and the respective rights and obligations of Seller and Buyer hereunder shall terminate (other than the indemnity and insurance obligations of Buyer set forth in Sections 4.3.1 and 14 hereof and the confidentiality provisions of Section 4.6 hereof which shall survive such termination) at the written election of the party for whose benefit such condition was imposed, which written election must be made (i) within two (2) business days after (but, as to the condition in Section 7.1(l) above, within one (1) business day after) the date such condition was to be satisfied, or (ii) on the date the Close of Escrow occurs, whichever occurs first;
(b)    Escrow Holder shall promptly return to Buyer all funds of Buyer in its possession, including the Deposit and all interest accrued thereon, and to Seller and Buyer all documents deposited by them respectively, which are then held by Escrow Holder;
(c)    Buyer shall destroy the Property Information obtained by Buyer in connection with the purchase of the Property hereunder, provided that Buyer makes no assurances that electronic information will be irretrievably eradicated, and Buyer shall deliver to Seller all Work Product (as such term is defined in Section 15.3 hereof); and
(d)    Any escrow cancellation and title charges shall be borne equally by Seller and Buyer.

10.	PRORATIONS.
The day the Close of Escrow occurs shall belong to Buyer and all prorations hereinafter provided to be made as of the Close of Escrow shall each be made as of the end of the day before the Closing Date. In each such proration set forth below, the portion thereof applicable to periods beginning as of Close of Escrow shall be credited to Buyer or charged to Buyer as applicable and the portion thereof applicable to periods ending as of Close of Escrow shall be credited to Seller or charged to Seller as applicable.
10.1    Collected Rent. All rent (including, without limitation, all base rents, additional rents, lease termination payments (to the extent such lease termination payments are received during the sixty (60) day period preceding the Closing Date), and retroactive rents, and expressly excluding tenant reimbursements for Operating Costs, as hereinafter defined) and all other income (and any applicable state or local tax on rent) (hereinafter collectively referred to as “Rents”) collected under Leases in effect on the Closing Date shall be prorated as of the Close of Escrow. Uncollected Rent shall not be prorated and, to the extent payable for the period prior to the Close of Escrow, shall remain the property of Seller. Buyer shall apply Rent from tenants that are collected after the Close of Escrow first to the rental period under such Lease in which the Closing occurred, second to any current rental period under such Lease following the Closing and third to Rents which were due to Seller on or before the Close of Escrow. Any prepaid Rents for the period following the Closing Date shall be paid over by Seller to Buyer. Buyer will make reasonable efforts, without suit, to collect any Rents applicable to the period before the Close of Escrow including, without limitation, sending to tenants bills for the payment of past due Rents during the first twelve (12) month period following the Closing Date. Seller may pursue collection of any Rents that were past due as of the Closing Date, provided that Seller shall have no right to terminate (or threaten to terminate) any Lease or any tenant’s occupancy under any Lease in connection therewith or to claim to be acting on behalf of Buyer or its successors or assigns.
10.2    Operating Costs and Additional Rent Reconciliation. Seller, as landlord under the Leases, is currently collecting from tenants under the Leases additional rent to cover taxes, insurance, utilities (to the extent not paid directly by tenants), common area maintenance and other operating costs and expenses (collectively, “Operating Costs”) in connection with the ownership, operation, maintenance and management of the Real Property. To the extent that any additional rent (including, without limitation, estimated payments for Operating Costs) is paid by tenants to the landlord under the Leases based on an estimated payment basis (monthly, quarterly, or otherwise) for which a future reconciliation of actual Operating Costs to estimated payments is required to be performed at the end of a reconciliation period, such Operating Costs for the period of time prior to the Closing shall be reconciled against actual charges and expenses for such period, provided that such reconciliation shall be performed prior to May 1, 2015 (the "Reconciliation Period"). Buyer shall prepare such final reconciliation (as reasonably approved by Seller) and forward the same to Seller for Seller's review and approval on or before the end of the Reconciliation Period. If the final reconciliation shows that Seller owes Buyer additional sums, Seller shall deliver such amount to Buyer within ten (10) days after receiving such final reconciliation from Buyer. If the final reconciliation (as approved by Seller) shows that Buyer owes Seller additional sums, Buyer shall pay such amount to Seller within ten (10) days after

Buyer's delivery of the final reconciliation to Seller. Seller shall provide Buyer reasonable access to Seller's books and records, including, without limitation, historical financial statements, as may be reasonably requested by Buyer for the purpose of making the prorations required by this Section 10.2 and such obligation shall survive the Close of Escrow until the expiration of the Reconciliation Period. Other than as set forth above, there shall not be any further reconciliation of such Operating Costs after the final reconciliation thereof, the proration of such Operating Costs pursuant to the final reconciliation being conclusively presumed to be accurate. After the final reconciliation of Operating Costs is made by and between the parties, Buyer shall be solely liable and responsible to the tenants under the Leases for such reconciliation of Operating Costs under the Leases for the calendar year of 2014. Seller shall be solely liable and responsible to the tenants under the Leases for any reconciliation of Operating Costs under the Leases for 2013 and any prior year during Seller’s period of ownership, provided the foregoing shall no longer apply, and Seller shall no longer have liability or be responsible to the tenants under the Leases for any such reconciliation, after the Cut Off Date. The foregoing covenants made by the parties with respect to the final reconciliation of the Operating Costs shall survive the Closing.
10.3    Taxes and Assessments. Real estate taxes and assessments payable in the real estate tax assessment year for the County (each, a "Tax Year") in which the Closing occurs (the "Closing Tax Year") but assessed for the preceding Tax Year (the "Preceding Tax Year") shall be prorated based upon the actual number of days in the Closing Tax Year, with Seller being responsible for such real estate taxes for that portion of the Closing Tax Year occurring prior to 12:01 a.m. on the Closing Date and Buyer being responsible for such real estate taxes for that portion of the Closing Tax Year occurring after 12:01 a.m. on the Closing Date. There shall be no proration of real estate taxes assessed for the Closing Tax Year and payable in the succeeding Tax Year, the payment of which shall be Buyer's responsibility. If and to the extent that on or prior to the Closing Date, Seller shall have paid real estate taxes for the Preceding Tax Year that are payable in the Closing Tax Year for which Buyer is responsible hereunder, Seller shall receive a credit at Closing. If, at Closing, the real estate tax rate and assessments shall have not been set for real estate taxes for the Preceding Tax Year that are payable in the Closing Tax Year, then the proration of such taxes shall be based upon the rate and assessments for the real estate taxes paid in the Preceding Tax Year assessed for the Tax Year preceding the Preceding Tax Year, and such proration shall be adjusted between Seller and Buyer after Closing upon the earlier to occur of (i) presentation of written evidence that the actual taxes due and payable in the Closing Tax Year for the Preceding Tax Year differ from the amounts used at Closing and (ii) the expiration of the Reconciliation Period. Seller shall pay all installments of special assessments due and payable before the Closing Date, and Buyer shall pay all installments of special assessments due and payable on or after the Closing Date.
Real estate taxes and assessments imposed and/or to be imposed by any governmental authority with respect to the Real Property for the 2014 Tax Year and subsequent Tax Years (the “Additional Taxes”) and which are payable in 2015 and subsequent years shall be assumed and paid by Buyer when the same become due; Buyer shall not be entitled to any credit for real estate taxes imposed for the 2014 Tax Year (and which are payable in 2015) or any subsequent years. The taxes for the Closing Tax Year and the Additional Taxes are hereinafter collectively referred to as the “Taxes.”

10.4    Leasing Commissions, Tenant Improvements and Contracts. At Close of Escrow, Buyer shall assume (pursuant to the Assignment of Leases and Contracts and Bill of Sale) the obligation to pay all (a) leasing costs that are due or become due prior to the Closing Date to the extent that the same (i) arise from a new lease or any Lease amendment, extension or expansion hereafter entered into by Seller in accordance with the terms and conditions of this Agreement (except as expressly set forth below), or (ii) arise out of any New and Pending Lease Transactions (including, without limitation, the commissions and/or tenant improvements referenced in Section 5.3 hereof), and (b) except as set forth below, leasing costs that are due after the Closing Date (including, but not limited to, the leasing commissions payable pursuant to the Leasing Agreements). Notwithstanding the foregoing, at the Close of Escrow, Seller shall be responsible and shall pay for all Leasing Costs pursuant to the provisions of Section 5.3 herein.
10.5    Tenant Deposits. All cash tenant security deposits for each Lease in the amount set forth on Schedule 4 attached hereto (and interest thereon if required by law or contract to be earned thereon), and not theretofore applied to tenant obligations under the applicable Leases, shall be credited to Buyer at the Close of Escrow or placed in escrow if required by law. As of the Close of Escrow, Buyer shall assume Seller’s obligations related to tenant security deposits. Buyer will indemnify, defend, and hold Seller harmless from and against all demands and claims made by tenants arising out of the transfer or disposition of any security deposit for which Buyer receives a credit at Closing (and or any Letters of Credit (defined below) delivered to Buyer), and will reimburse Seller for all attorneys' fees incurred or that may be incurred as a result of any such claims or demands as well as for all loss, expenses, verdicts, judgments, settlements, interest, costs and other expenses incurred or that may be incurred by Seller as a result of any such claims of demands by tenants. With respect to the tenant security deposits which are evidenced by letters of credit (collectively, the "Letters of Credit"), at Closing, Seller shall use commercially reasonable efforts to deliver originals of the Letters of Credit to Buyer and Seller shall use commercially reasonable efforts to deliver to Buyer (and to execute) such instruments (“Transfer Certificates”) as the issuers of the Letters of Credit shall reasonably require in order to transfer the same to Buyer so that Buyer is the named beneficiary under the Letters of Credit; provided, however, that the delivery of the original letters of credit or the accompanying transfer instruments shall not be a condition precedent to Closing. To the extent that any Letters of Credit and/or Transfer Certificates are not delivered to Buyer at Closing, Seller and Buyer shall cooperate with each other following the Closing (at no additional material cost, material expense, material liability, or material potential liability to Seller (other than for the payment of transfers fees as described in the immediately following sentence)) so as to cause the transfer of the Letters of Credit to Buyer. Seller shall provide to Buyer copies of all Transfer Certificates received by Seller from each letter of credit issuer following Seller’s receipt of the same, as well as copies of the signed Transfer Certificates as Seller executes the same. Unless the tenant with respect to whom the Letter of Credit was issued is obligated to pay therefor, Seller shall be liable for payment of any transfer fees imposed by the issuers of the Letters of Credit with respect to the transfer of the Letters of Credit. The foregoing provisions regarding the transfer of the Letters of Credit to Buyer shall survive the Close of Escrow.
10.6    Utilities and Utility Deposits. Utilities for the Real Property (excluding utilities for which payment is made directly by tenants), including water, sewer, electric, and gas,

based upon the last reading of meters prior to the Close of Escrow, shall be prorated. So long as and to the extent such security deposits are actually assigned and credited to the account of Buyer by the applicable utility companies at or prior to the Close of Escrow, Seller shall be entitled to a credit for security deposits held by any of the utility companies providing service to the Real Property ("Utility Deposits") set forth in Schedule 5 attached hereto (if any) to the extent assignable to Buyer. To the extent any Utility Deposits are not assignable to Buyer, Buyer shall replace such Utility Deposits. To the extent that any funds are released as a result of the termination of any Utility Deposits for which Seller did not get a credit, such funds shall be delivered to Seller promptly upon their receipt. Seller shall endeavor to obtain meter readings on the day before the Closing Date, and if such readings are obtained, there shall be no proration of such items and Seller shall pay at Close of Escrow the bills therefor for the period to the day preceding the Close of Escrow, and Buyer shall pay the bills therefor for the period subsequent thereto. If the utility company will not issue separate bills, Buyer will receive a credit against the Purchase Price for Seller’s portion and will pay the entire bill prior to delinquency after Close of Escrow. If Seller has paid utilities no more than thirty (30) days in advance in the ordinary course of business, then Buyer shall be charged its portion of such payment at Close of Escrow. Buyer shall be responsible for making any security deposits required by utility companies providing service to the Real Property.
10.7    Owner Deposits. So long as and to the extent such bonds, deposits, letters of credit, set aside letters and other similar items are actually assigned and credited to the account of Buyer by the applicable government agency, public utility or similar entity at or prior to the Close of Escrow, Seller shall receive a credit at the Close of Escrow for bonds, deposits, letters of credit, set aside letters or other similar items, if any, set forth on Schedule 6 attached hereto (if any) that are outstanding with respect to the Real Property that have been provided by Seller or any of its affiliates to any governmental agency, public utility, or similar entity (collectively, “Owner Deposits”) to the extent assignable to Buyer. To the extent any Owner Deposits are not assignable to Buyer, Buyer shall replace such Owner Deposits. To the extent that any funds are released as a result of the termination of any Owner Deposits for which Seller did not get a credit, such funds shall be delivered to Seller promptly upon their receipt.
10.8    Percentage Rents. Percentage rents (“Percentage Rents”) actually collected for the month in which the Close of Escrow occurs shall be prorated as of the Closing Date. Percentage Rents due after the Close of Escrow shall not be prorated; provided, however, after Buyer has completed any reconciliation of actual Percentage Rents payable and estimated Percentage Rents paid by the subject tenants, and all reconciled amounts have been paid, a reconciliation shall be made between Seller and Buyer with regard to such Percentage Rents. Pursuant to such reconciliation, Seller and Buyer shall be entitled to their proportionate share of all Percentage Rents paid for the subject fiscal Lease year used to calculate each tenant’s Percentage Rents (less any out-of-pocket costs incurred in collecting said amounts, which shall belong to Buyer) based on the number of days of such fiscal year Seller and Buyer owned the Property (and adjusted for any amount of Percentage Rent prorated at Closing or received by Seller or Buyer). As used in this paragraph, the term “Percentage Rents” shall not include and shall have deducted from such Percentage Rent amount any “base” or “minimum” rent component which is payable each month (regardless of actual sales), which “base” or “minimum” rent component shall be prorated or otherwise handled in the manner provided in this Agreement. Buyer will make reasonable efforts, without suit, to collect all Percentage Rents payable after the Close of Escrow and relating to the period prior to the Close of Escrow, and all Percentage Rents which are delinquent as of the Close of Escrow. Seller may pursue collection of all Percentage Rents payable after the Close of Escrow and relating to the period prior to the Close of Escrow and all Percentage Rents which are delinquent as of the Close of Escrow, provided that Seller shall have no right to terminate (or threaten to terminate) any Lease or any tenant’s occupancy under any Lease in connection therewith or claim to be acting on behalf of Buyer or its successors or assigns.
10.9    Final Adjustment After Closing. If final prorations cannot be made at the Close of Escrow for any item being prorated under this Section 10, then Buyer and Seller agree to allocate such items (“Post Closing Prorations”) on a fair and equitable basis as soon as invoices or bills are available to both the Buyer and the Seller and applicable reconciliation with tenants have been completed, with final adjustment to be made as soon as reasonably possible after the Close of Escrow (but in no event later than one hundred twenty (120) days after the Close of Escrow, except that adjustments arising from any tax protest under Section 10.3 hereof shall not be subject to such 120-day limitation, but shall be made as soon as reasonably possible, and adjustments under this Section 10 that expressly survive until the expiration of the Reconciliation Period shall survive until such time), to the effect that income and expenses are received and paid by the parties on an accrual basis with respect to their period of ownership. Payments in connection with the final adjustment shall be due no later than one hundred twenty (120) days after the Close of Escrow, except that adjustments arising from any tax protest under Section 10.3 hereof shall not be subject to such 120-day limitation, but shall be made as soon as reasonably possible, and adjustments under this Section 10 that expressly survive until the expiration of the Reconciliation Period, including, without limitation, adjustments under Section 10.2, Section 10.3 and Section 10.4 shall survive until such time). Notwithstanding anything to the contrary stated in this Section 10, except for any reconciliation arising out of a tax protest under Section 10.3 hereof, or any adjustment under this Section 10 that expressly survives until the expiration of the Reconciliation Period, and except for any Post Closing Prorations (which must be determined and paid within one hundred twenty (120) days after the Close of Escrow), all prorations made under this Section 10 shall be final as of the Close of Escrow and shall not be subject to further adjustment (whether due to an error or for any other reason) after the Close of Escrow.

11.	SELLER’S REPRESENTATIONS AND WARRANTIES; AS-IS.
11.1    Seller’s Representations and Warranties. In consideration of Buyer’s entering into this Agreement and as an inducement to Buyer to purchase the Real Property from Seller, Seller makes the following representations and warranties to Buyer:
(a)    Seller is a limited liability company duly organized and in good standing under the laws of the State of Delaware and is qualified to do business in Illinois. Seller has the legal right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance of this Agreement have been duly authorized and no other action by Seller is requisite to the valid and binding execution, delivery and performance of this Agreement, except as otherwise expressly set forth herein. This

Agreement is the legal, valid and binding obligation of Seller enforceable with its terms. The individual(s) executing this Agreement and the instruments referenced herein on behalf of Seller have the legal power, right and actual authority to bind Seller to the terms and conditions hereof and thereof.
(b)    There is no agreement to which Seller is a party or to Seller’s Actual Knowledge binding on Seller which would prevent Seller from consummating the transaction contemplated by this Agreement.
(c)     To Seller’s Actual Knowledge, except as disclosed on Schedule 2 attached hereto and except for slip and fall and similar claims or matters covered by Seller’s commercial liability insurance policy, Seller has not received written notice of any litigation that has been filed against Seller that arises out of the ownership of the Property and would materially affect the Property or use thereof, or Seller’s ability to perform hereunder.
(d)    To Seller’s Actual Knowledge, except as disclosed on Schedule 2 attached hereto, and except as disclosed in the Property Information, Seller has not received written notice from any governmental agency of any currently pending condemnation proceedings relating to the Property.
(e)    To Seller’s Actual Knowledge, except as disclosed on Schedule 2 attached hereto, and except as disclosed in the Property Information, Seller has received no written notice from any governmental agency in the last twelve (12) months that the Property or the current use and operation thereof violate any applicable federal, state or municipal law, statute, code, ordinance, rule or regulation (including those relating to environmental matters), except with respect to such violations as have been fully cured prior to the date hereof.
(f)    To Seller’s Actual Knowledge, the leases described on Exhibit I attached hereto constitute all of the written leases, and all amendments and modifications thereto, affecting the Real Property with the current tenants of the Real Property.
(g)    To Seller’s Actual Knowledge, the agreements for leasing brokerage commissions listed on Schedule 3 attached hereto are all of the agreements currently relating to the Real Property for leasing brokerage commissions, and all amendments and modifications thereto, entered into by or assumed by Seller in writing, and, to Seller's Actual Knowledge, and except as disclosed in the Property Information, there are no leasing commissions that are currently due and unpaid thereunder except as disclosed in Schedule 3 attached hereto.
(h)    Seller has no employees.
(i)    To Seller’s Actual Knowledge, as of the Effective Date, except as disclosed on Schedule 2 attached hereto or as disclosed in the Property Information, (i) Seller has not received written notice from any tenant in the last six (6) months that the landlord under such tenant’s Lease is in default, and (ii) Seller has not sent any written notice of default to any tenant in the last six (6) months.

(j)    To Seller’s Actual Knowledge, except as otherwise disclosed in the Title Policy and the Property Information, the list of contracts set forth on Exhibit C-1 attached hereto is a list of all the contracts to which the Seller is a party relating to the ownership and operation of the Property.
(k)    The Rent Roll attached hereto as Exhibit N was prepared by Seller’s local property manager and is used by Seller in the ordinary courses of business.
(l)    To Seller’s Actual Knowledge, except for any consents and approvals required under Sections 7.1(f), (g), (h) and (i) hereof, Seller is not aware of any consents or approvals required to transfer title to the Real Property to the Buyer.
(m)    To Seller's Actual Knowledge, neither Seller nor any of its respective affiliates or constituents, nor any of their respective brokers or other agents acting in any capacity in connection with the transactions contemplated by this Agreement is or will be (i) conducting any business or engaging in any transaction or dealing with any person appearing on the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) list of restrictions and prohibited persons (“Prohibited Person”) (which lists can be accessed at the following web address: http://www.ustreas.gov/offices/enforcement/ofac/), including the making or receiving of any contribution of funds, goods or services to or for the benefit of any Prohibited Person; (ii) dealing in, or otherwise engaging in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224 dated September 24, 2001, relating to “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism”; or (iii) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempting to violate, any of the prohibitions set forth in any U.S. anti-money laundering law.
For purposes of this Section 11.1, the phrase “To Seller’s Actual Knowledge” shall mean the actual (and not implied, imputed, or constructive) knowledge of Brett Merz and Ken Robertson (whom the Seller represents is or was the asset manager for the Real Property and are the persons within Seller's organization that are the most knowledgeable about the Property), without any inquiry or investigation of any other parties, including, without limitation, the tenants and the property manager of the Real Property.
The representations and warranties made by Seller in this Agreement shall survive the recordation of the Deed up to and through the Cut Off Date, and any action for a breach of Seller’s representations or warranties must be made and filed prior to the Cut Off Date. If, after the Effective Date, but before the Close of Escrow, Seller becomes aware of any facts or changes in circumstances that would cause any of its representations and warranties in this Agreement to be untrue at Close of Escrow, Seller may notify Buyer in writing of such fact. In such case, or in the event Buyer obtains information which would cause any of Seller’s representations and warranties to be untrue at Close of Escrow, Buyer, as its sole and exclusive remedy, shall have the right to either (i) terminate this Agreement, in which case the Deposit and all interest accrued thereon shall be immediately returned to Buyer and neither party shall have any rights or obligations under this Agreement (except for Sections 4.3.1, 15.3 and 15.5 which survive termination of this Agreement); or (ii) accept a qualification to Seller’s representations and warranties as of the Close of Escrow and complete the purchase and sale of the Property without any rights to recovery for breach of the unqualified representation and warranty. Other than as set forth in the immediately preceding sentence, if Buyer proceeds with the Close of Escrow, Buyer shall be deemed to have expressly waived any and all remedies for the breach of any representation or warranty discovered by Buyer prior to the Close of Escrow.
Notwithstanding anything stated to the contrary in this Agreement, (i) the representations and warranties set forth in Section 11.1(f) herein shall automatically terminate and shall be void, and shall be of no force or effect, with respect to any Lease for which Buyer receives a Tenant Estoppel Certificate prior to or after the Closing Date, (ii) the representations and warranties set forth in Section 11.1(f) herein shall automatically terminate, and shall be of no force or effect, with respect to any Lease for which Buyer receives after the Closing a Tenant Estoppel Certificate that does not disclose any information inconsistent with the representation and warranties set forth in Section 11.1(f), and (iii) Buyer’s sole and exclusive remedy with respect to the breach of the representation and warranty set forth in Section 11.1(l) hereof shall be to enforce Seller’s covenant to use commercially reasonable efforts, at Seller’s sole cost and expense, to obtain the consents and approvals required under Section 7.2(e) or to terminate the Agreement and receive the return of the Deposit and Buyer’s out-of-pocket costs in accordance with the provisions of Section 7.2(e) of this Agreement.
11.2    As-Is. As of the expiration of the Effective Date, Buyer will have:
(a)    examined and inspected the Property and will know and be satisfied with the physical condition, quality, quantity and state of repair of the Property in all respects (including, without limitation, the compliance of the Real Property with the Americans With Disabilities Act of 1990 Pub.L. 101-336, 104 Stat. 327 (1990), and any comparable local or state laws (collectively, the “ADA”)) and by proceeding with this transaction following the Effective Date shall be deemed to have determined that the same is satisfactory to Buyer;
(b)    reviewed the Property Information and all instruments, records and documents which Buyer deems appropriate or advisable to review in connection with this transaction, including, but not by way of limitation, any and all architectural drawings, plans, specifications, surveys, building and occupancy permits, and any licenses, leases, contracts, warranties and guarantees relating to the Real Property or the business conducted thereon, and Buyer, by proceeding with this transaction following the Effective Date, shall be deemed to have determined that the same and the information and data contained therein and evidenced thereby are satisfactory to Buyer;
(c)    reviewed all applicable laws, ordinances, rules and governmental regulations (including, but not limited to, those relating to building, zoning and land use) affecting the development, use, occupancy or enjoyment of the Real Property, and Buyer, by proceeding with this transaction following the Effective Date, shall be deemed to have determined that the same are satisfactory to Buyer; and
(d)    at its own cost and expense, made its own independent investigation respecting the Property and all other aspects of this transaction, and shall have relied thereon and on the advice of its consultants in entering into this Agreement, and Buyer, by proceeding with this transaction following the Effective Date, shall be deemed to have determined that the same are satisfactory to Buyer.
TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AND EXCEPT FOR SELLER’S REPRESENTATIONS AND WARRANTIES IN SECTION 11.1 OF THIS AGREEMENT AND ANY WARRANTIES OF TITLE CONTAINED IN THE DEED DELIVERED AT THE CLOSE OF ESCROW (“SELLER’S WARRANTIES”), THIS SALE IS MADE AND WILL BE MADE WITHOUT REPRESENTATION, COVENANT, OR WARRANTY OF ANY KIND (WHETHER EXPRESS, IMPLIED, OR, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, STATUTORY) BY SELLER. AS A MATERIAL PART OF THE CONSIDERATION FOR THIS AGREEMENT, BUYER AGREES TO ACCEPT THE PROPERTY ON AN “AS IS” AND “WHERE IS” BASIS, WITH ALL FAULTS, AND WITHOUT ANY REPRESENTATION OR WARRANTY, ALL OF WHICH SELLER HEREBY DISCLAIMS, EXCEPT FOR SELLER’S WARRANTIES. EXCEPT FOR SELLER’S WARRANTIES, NO WARRANTY OR REPRESENTATION IS MADE BY SELLER AS TO FITNESS FOR ANY PARTICULAR PURPOSE, MERCHANTABILITY, DESIGN, QUALITY, CONDITION, OPERATION OR INCOME, COMPLIANCE WITH DRAWINGS OR SPECIFICATIONS, ABSENCE OF DEFECTS, ABSENCE OF HAZARDOUS OR TOXIC SUBSTANCES, ABSENCE OF FAULTS, FLOODING, OR COMPLIANCE WITH LAWS AND REGULATIONS INCLUDING, WITHOUT LIMITATION, THOSE RELATING TO HEALTH, SAFETY, AND THE ENVIRONMENT (INCLUDING, WITHOUT LIMITATION, THE ADA). BUYER ACKNOWLEDGES THAT BUYER HAS ENTERED INTO THIS AGREEMENT WITH THE INTENTION OF MAKING AND RELYING UPON ITS OWN INVESTIGATION OF THE PHYSICAL, ENVIRONMENTAL, ECONOMIC USE, COMPLIANCE, AND LEGAL CONDITION OF THE PROPERTY AND THAT BUYER IS NOT NOW RELYING, AND WILL NOT LATER RELY, UPON ANY REPRESENTATIONS AND WARRANTIES MADE BY SELLER OR ANYONE ACTING OR CLAIMING TO ACT, BY, THROUGH OR UNDER OR ON SELLER’S BEHALF CONCERNING THE PROPERTY. ADDITIONALLY, BUYER AND SELLER HEREBY AGREE THAT (A) EXCEPT FOR SELLER’S WARRANTIES, BUYER IS TAKING THE PROPERTY “AS IS” WITH ALL LATENT AND PATENT DEFECTS AND THAT EXCEPT FOR SELLER’S WARRANTIES, THERE IS NO WARRANTY BY SELLER THAT THE PROPERTY IS FIT FOR A PARTICULAR PURPOSE, (B) EXCEPT FOR SELLER’S WARRANTIES, BUYER IS SOLELY RELYING UPON ITS EXAMINATION OF THE PROPERTY, AND (C) BUYER TAKES THE PROPERTY UNDER THIS AGREEMENT UNDER THE EXPRESS UNDERSTANDING THAT THERE ARE NO EXPRESS OR IMPLIED WARRANTIES (EXCEPT FOR THE LIMITED WARRANTIES OF TITLE SET FORTH IN THE DEED AND SELLER’S WARRANTIES).
WITH RESPECT TO THE FOLLOWING, BUYER FURTHER ACKNOWLEDGES AND AGREES THAT SELLER SHALL NOT HAVE ANY LIABILITY, OBLIGATION OR RESPONSIBILITY OF ANY KIND AND THAT SELLER HAS MADE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND:
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1.	THE CONTENT OR ACCURACY OF ANY REPORT, STUDY, OPINION OR CONCLUSION OF ANY SOILS, TOXIC, ENVIRONMENTAL OR OTHER ENGINEER OR OTHER PERSON OR ENTITY WHO HAS EXAMINED THE PROPERTY OR ANY ASPECT THEREOF;

2.	THE CONTENT OR ACCURACY OF ANY OF THE ITEMS (INCLUDING, WITHOUT LIMITATION, THE PROPERTY INFORMATION) DELIVERED TO BUYER PURSUANT TO BUYER’S REVIEW OF THE CONDITION OF THE PROPERTY; OR

3.	THE CONTENT OR ACCURACY OF ANY PROJECTION, FINANCIAL OR MARKETING ANALYSIS OR OTHER INFORMATION GIVEN TO BUYER BY SELLER OR REVIEWED BY BUYER WITH RESPECT TO THE PROPERTY.
BUYER IS A SOPHISTICATED REAL ESTATE INVESTOR AND IS, OR WILL BE AS OF THE CLOSE OF ESCROW, FAMILIAR WITH THE REAL PROPERTY AND ITS SUITABILITY FOR BUYER’S INTENDED USE. THE PROVISIONS OF THIS SECTION 11.2 SHALL SURVIVE INDEFINITELY ANY CLOSING OR TERMINATION OF THIS AGREEMENT AND SHALL NOT BE MERGED INTO THE DOCUMENTS EXECUTED AT CLOSE OF ESCROW.
/s/DGH, /s/JRP
BUYER’S INITIALS

12.	BUYER’S COVENANTS, REPRESENTATIONS AND WARRANTIES; RELEASE; ERISA; INDEMNIFICATION.
In consideration of Seller entering into this Agreement and as an inducement to Seller to sell the Real Property to Buyer, Buyer makes the following covenants, representations and warranties:
12.1    Buyer’s Representations and Warranties.
(a)    Authority. Buyer is a duly limited liability company organized and in good standing under the laws of the State of Delaware. Buyer has the legal right, power and authority to enter into this Agreement (including, without limitation, to make the Deposit in accordance with the terms and conditions of this Agreement, and to allow Seller to retain the Deposit as liquidated damages in accordance with the provisions of Section 13.1 herein) and will, as of Closing, have the right, power and authority to consummate the transactions contemplated hereby, and the execution, delivery and performance of this Agreement have been duly authorized and no other action by Buyer is requisite to the valid and binding execution and delivery of this Agreement, except as otherwise expressly set forth herein. There is no agreement to which Buyer is a party or to Buyer’s knowledge binding on Buyer which is in conflict with this Agreement. This Agreement is the legal, valid and binding obligation of Buyer enforceable with its terms. The individual(s) executing this Agreement on behalf of Buyer have the legal power, right and actual authority to bind Buyer to the terms and conditions hereof. The individual(s) executing the instruments referenced in Section 6.2 required for Closing on behalf of Buyer will, as of Closing, have the legal power, right and actual authority to bind Buyer to the terms and conditions of such instruments.
(b)    Executive Order 13224. To Buyer’s Actual Knowledge, neither Buyer nor any of its respective affiliates or constituents, nor any of their respective brokers or other agents acting in any capacity in connection with the transactions contemplated by this Agreement is or will be (a) conducting any business or engaging in any transaction or dealing with any Prohibited Person, including the making or receiving of any contribution of funds, goods or services to or for the benefit of any Prohibited Person; (b) dealing in, or otherwise engaging in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224 dated September 24, 2001, relating to “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism”; or (c) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempting to violate, any of the prohibitions set forth in any Anti-Money Laundering Law.
For purposes of this Section 12.1, the phrase “To Buyer's Actual Knowledge” shall mean the actual (and not implied, imputed, or constructive) knowledge of Buyer’s Vice President of Investment Management ("Buyer's Representative"), without any inquiry or investigation of any other parties. In no event shall Buyer's Representative have any person liability for the matters set forth in this Section 12.1.
12.2    Release. By proceeding with this transaction following the Effective Date, Buyer shall be deemed to have made its own independent investigation of the Property, the Property Information and the presence of Hazardous Materials on the Real Property as Buyer deems appropriate. Accordingly, subject to the representations and warranties of Seller expressly set forth in Section 11.1 hereof, Buyer, as of the Close of Escrow, on behalf of itself and all of its officers, directors, shareholders, employees, representatives and affiliated entities (collectively, the “Releasors”) hereby expressly waives and relinquishes any and all rights and remedies Releasors may now or hereafter have against Seller, its successors and assigns, partners, shareholders, officers and/or directors (the “Seller Parties”), whether known or unknown, which may arise from or be related to (a) the physical condition, quality, quantity and state of repair of the Real Property and the prior management and operation of the Real Property, (b) the Property Information, (c) the Real Property’s compliance or lack of compliance with any federal, state or local laws or regulations, and (d) any past, present or future presence or existence of Hazardous Materials on, under or about the Real Property or with respect to any past, present or future violation of any rules, regulations or laws, now or hereafter enacted, regulating or governing the use, handling, storage or disposal of Hazardous Materials ("Environmental Laws"), including, without limitation, (i) any and all rights and remedies Releasors may now or hereafter have under the Comprehensive Environmental Response Compensation and Liability Act of 1980 (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, and the Toxic Substance Control Act, all as amended, and any similar state, local or federal environmental law, rule or regulation, and (ii) any and all claims, whether known or unknown, now or hereafter existing, with respect to the Real Property under Section 107 of CERCLA (42 U.S.C.A. §9607). As used herein, the term “Hazardous Material(s)” includes, without limitation, any hazardous or toxic materials, substances or wastes, such as (1) any materials, substances or wastes which are toxic, ignitable, corrosive or reactive and which are regulated by any local governmental authority, or any agency of the United States government, (2) any other material, substance, or waste which is defined or regulated as a hazardous material, extremely hazardous material, hazardous waste or toxic substance pursuant to any laws, rules, regulations or orders of the United States government, or any local governmental body, (3) asbestos, (4) petroleum and petroleum based products, (5) formaldehyde, (6) polychlorinated biphenyls (PCBs), and (7) freon and other chlorofluorocarbons.
Buyer’s Initials:
/s/DGH, /s/JRP
Notwithstanding anything to the contrary set forth in this Section 12.2, the foregoing release is not intended to and does not cover (a) any claims arising from a breach of Seller's representations or warranties expressly set forth in this Agreement or any documents executed pursuant hereto or in connection herewith (collectively, the "Other Documents"), or (b) any other breach by Seller of an express obligation of Seller under this Agreement or the Other Documents which by its terms survives the Close of Escrow, or (c) any actual loss incurred by Buyer arising from any third party claims for breach of contract, breach of lease, personal injury, death or damage to tangible personal property based on events occurring prior to the Closing during Seller’s period of ownership.
WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BUYER, ON BEHALF OF ITSELF AND THE OTHER RELEASORS, HEREBY ASSUMES ALL RISK AND LIABILITY RESULTING OR ARISING FROM, OR RELATING TO THE OWNERSHIP, USE, CONDITION, LOCATION, MAINTENANCE, REPAIR, OR OPERATION OF, THE PROPERTY.
THE FOREGOING WAIVERS, RELEASES AND AGREEMENTS BY BUYER, ON BEHALF OF ITSELF AND THE RELEASORS, SHALL SURVIVE THE CLOSE OF ESCROW AND THE RECORDATION OF THE DEED AND SHALL NOT BE DEEMED MERGED INTO THE DEED UPON ITS RECORDATION.
12.3    ERISA. Buyer is not purchasing any of the Property with “plan assets” of an Employee Benefit Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (as amended from time to time, the “Act,” and together with any regulation, rule or judicial or administrative case, order, or pronouncement arising under or connected with the Act, “ERISA”) or of a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”). Buyer shall take all actions reasonably requested by Seller for the purpose of ensuring, to Seller’s satisfaction, that the transactions contemplated herein will comply with ERISA and not result in an imposition of an excise tax under Section 4975 of the Code; such actions shall include, without limitation, the making of such further representations and warranties as Seller’s counsel reasonably deems necessary to ensure that neither this Agreement nor any of the transactions contemplated herein will violate ERISA or result in an imposition of an excise tax under Section 4975 of the Code. In the event that this Agreement, or any transaction or other action by Seller in connection herewith, shall be deemed to violate ERISA or result in an imposition of an excise tax under Section 4975 of the Code, Seller may immediately terminate this Agreement (without any liability to Seller) in accordance with, and subject to the terms and conditions of, Section 9.3 hereof as if such termination arose from a failed condition under Section 9.3 hereof.

13.	DEFAULT AND DAMAGES.
13.1    DEFAULT BY BUYER. BUYER AND SELLER HEREBY ACKNOWLEDGE AND AGREE THAT, IN THE EVENT THE CLOSE OF ESCROW FAILS TO OCCUR DUE TO A BUYER DEFAULT (ALL OF THE CONDITIONS TO BUYER’S OBLIGATIONS TO CLOSE HAVING BEEN SATISFIED OR WAIVED), THEN PROVIDED THAT BUYER HAS NOT CURED SUCH DEFAULT WITHIN TWO (2) DAYS FOLLOWING BUYER'S RECEIPT OF WRITTEN NOTICE FROM SELLER THAT SUCH DEFAULT HAS OCCURRED (AN "UNCURED BUYER DEFAULT") , SELLER WILL SUFFER DAMAGES IN AN AMOUNT WHICH WILL, DUE TO THE SPECIAL NATURE OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT AND THE SPECIAL NATURE OF THE NEGOTIATIONS WHICH PRECEDED THIS AGREEMENT, BE IMPRACTICAL OR EXTREMELY DIFFICULT TO ASCERTAIN. NOTWITHSTANDING THE FOREGOING, THERE SHALL BE NO NOTICE OR CURE FOR ANY BUYER DEFAULT WITH RESPECT TO THE DELIVERY OF FUNDS. IN ADDITION, BUYER WISHES TO HAVE A LIMITATION PLACED UPON THE POTENTIAL LIABILITY OF BUYER TO SELLER IN THE EVENT THE CLOSE OF ESCROW FAILS TO OCCUR DUE TO AN UNCURED BUYER DEFAULT, AND WISHES TO INDUCE SELLER TO WAIVE OTHER REMEDIES WHICH SELLER MAY HAVE IN THE EVENT OF AN UNCURED BUYER DEFAULT. BUYER AND SELLER, AFTER DUE NEGOTIATION, HEREBY ACKNOWLEDGE AND AGREE THAT THE AMOUNT OF THE DEPOSIT REPRESENTS A REASONABLE ESTIMATE OF THE DAMAGES WHICH SELLER WILL SUSTAIN IN THE EVENT OF SUCH UNCURED BUYER DEFAULT. BUYER AND SELLER HEREBY AGREE THAT SELLER MAY, IN THE EVENT THE CLOSE OF ESCROW FAILS TO OCCUR DUE TO AN UNCURED BUYER DEFAULT, TERMINATE THIS AGREEMENT BY WRITTEN NOTICE TO BUYER AND ESCROW HOLDER, CANCEL THE ESCROW AND RECEIVE THE DEPOSIT AS LIQUIDATED DAMAGES AND ESCROW HOLDER SHALL IMMEDIATELY DELIVER THE DEPOSIT TO SELLER. SUCH RETENTION OF THE DEPOSIT BY SELLER IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER AND SHALL NOT BE DEEMED TO CONSTITUTE A FORFEITURE OR PENALTY.
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NOTHING IN THIS SECTION 13.1 SHALL (A) PREVENT OR PRECLUDE ANY RECOVERY OF ATTORNEYS’ FEES OR OTHER COSTS INCURRED BY SELLER PURSUANT TO SECTION 15.5 OR (B) IMPAIR OR LIMIT THE EFFECTIVENESS OR ENFORCEABILITY OF THE INDEMNIFICATION OBLIGATIONS OF BUYER CONTAINED IN SECTION 4.3.1 AND SECTION 14 HEREOF. SELLER AND BUYER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE PROVISIONS OF THIS SECTION 13.1 AND BY THEIR INITIALS IMMEDIATELY BELOW AGREE TO BE BOUND BY ITS TERMS.
Seller’s Initials: /s/CJS
Buyer’s Initials: /s/DGH, /s/JRP

13.2    Default by Seller. If Seller defaults in its obligations to sell and convey the Property to Buyer pursuant to this Agreement, Buyer’s sole and exclusive remedy shall be to elect one of the following: (a) to terminate this Agreement, in which event Buyer shall be entitled to the return by the Escrow Holder to Buyer of the Deposit, together with a reimbursement to Buyer for its reasonable out-of-pocket costs incurred in connection with this Agreement (not to exceed $100,000), or (b) to bring a suit for specific performance provided that any suit for specific performance must be brought as to the Property within forty-five (45) days of Seller’s default, Buyer’s waiving the right to bring suit at any later date to the extent permitted by law. This Agreement confers no present right, title or interest in the Property to Buyer and Buyer agrees not to file a lis pendens or other similar notice against the Real Property except in connection with, and after, the proper filing of a suit for specific performance. Notwithstanding the foregoing, Seller shall not be considered to be in default of its obligation to sell and convey the Property to Buyer pursuant to the terms of this Agreement unless Seller has failed to cure such default within two (2) days following Seller's receipt of written notice from Buyer that such default has occurred.

14.	BROKER’S COMMISSIONS.
Except for Holiday Fenoglio Fowler, L.P., Seller’s broker (whose commission shall be paid by Seller pursuant to a separate agreement between Seller and Seller’s broker), neither party hereto has had any contact or dealing regarding the Real Property, or any communication in connection with the subject matter of this transaction, through any licensed real estate broker or other person who can claim a right to a commission or finder’s fee as a procuring cause of the sale contemplated herein. In the event that any other broker or finder perfects a claim for a commission or finder’s fee, the party responsible for the contact or communication on which the broker or finder perfected such claim shall indemnify, save harmless and defend the other party from said claim and all costs and expenses (including reasonable attorneys’ fees) incurred by the other party in defending against the same.

15.	MISCELLANEOUS PROVISIONS.
15.1    Notices. All written notices or demands of any kind which either party hereto may be required or may desire to serve on the other in connection with this Agreement shall be served by personal service, by registered or certified mail, recognized overnight courier service or facsimile transmission. Any such notice or demand so to be served by registered or certified mail, recognized overnight courier service or facsimile transmission shall be delivered with all applicable delivery charges thereon fully prepaid and, if the party so to be served be Buyer, addressed to Buyer as follows:
300 North LaSalle LLC
c/o Allen Matkins Leck Gamble Mallory & Natsis LLP
1900 Main Street, 5th Floor
Irvine, CA 92614
Attention: Gary S. McKitterick, Esq.
Telephone No.: (949) 851-5432
Fax No.: (949) 553-8354

and, if the party so to be served be Seller, addressed to Seller as follows:
c/o KBS Capital Advisors LLC
620 Newport Center Drive, Suite 1300
Newport Beach, CA 92660
Attention: Ken Robertson
Telephone No.: (949) 417-6502
Fax No.: (949) 417-6518
with copies thereof to:
c/o KBS Capital Advisors LLC
620 Newport Center Drive, Suite 1300
Newport Beach, CA 92660
Attention: Brett Merz
Telephone No.: (949) 417-6545
Fax No.: (949) 417-6518
and
James Chiboucas, Esq.
620 Newport Center Drive, Suite 1300
Newport Beach, CA 92660
Telephone No.: (949) 417-6555
Fax No.: (949) 417-6523
and
Greenberg Traurig LLP
3161 Michelson Drive, Suite 1000
Irvine, California 92612
Attention: L. Bruce Fischer, Esq.
Telephone No.: (949) 732-6670
Fax No.: (949) 732-6501
and, if the party to be served be Escrow Holder, addressed to Escrow Holder as follows:
Lawyers Title Company
4100 Newport Place Drive, Suite 120
Newport Beach, California 92660
Attention: Joy Eaton
Telephone No.: (949) 724-3145
Fax No.: (949) 271-5762
Service of any such notice or demand so made by personal delivery, registered or certified mail, recognized overnight courier or facsimile transmission shall be deemed complete on the date of actual delivery as shown by the addressee’s registry or certification receipt or, as to facsimile transmissions, by “answer back confirmation” (provided that a copy of such notice or demand is delivered by any of the other methods provided above within one (1) business day following receipt of such facsimile transmission), as applicable, or at the expiration of the third (3rd) business day after the date of dispatch, whichever is earlier in time. Either party hereto may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address to which or a different person to whose attention all such notices or demands are thereafter to be addressed. Counsel for a party may give notice or demand on behalf of such party, and such notice or demand shall be treated as being sent by such party.
15.2    Assignment; Binding on Successors and Assigns.  Buyer shall not assign, transfer or convey its rights or obligations under this Agreement or with respect to the Property without the prior written consent of Seller, which consent Seller may withhold in its sole, absolute and subjective discretion; provided, however, Buyer may assign its rights under this Agreement without Seller’s consent to a single entity Affiliate (as hereinafter defined), so long as (i) Buyer provides Seller with notice of such assignment at least ten (10) days before the Closing Date of its intentions to assign its rights under this Agreement to the Affiliate, which notice must be accompanied by the name of such assignee and such assignee’s signature block, (ii) the Affiliate assumes, jointly and severally, in writing Buyer’s obligations hereunder and the Affiliate agrees in writing to be subject to all of the terms and conditions set forth in this Agreement pursuant to an assignment and assumption agreement substantially in the form attached hereto as Exhibit J and made a part hereof (the “Assignment and Assumption Agreement”), and (iii) Buyer shall not be released from its obligations hereunder.  As used in this Section 15.2, the term “Affiliate” means (a) an entity (which may not consist of more than one entity) that directly or indirectly controls, is controlled by or is under common control with the Buyer, (b) any fund or entity sponsored by Buyer, or (c) an entity (which may not consist of more than one entity) at least a majority of whose economic interest is owned by Buyer; and the term “control” means the power to direct the management of such entity through voting rights, ownership or contractual obligations.  Any attempted assignment in violation of the provisions of this Section 15.2 shall be void and Buyer shall be deemed in default hereunder.  Any permitted assignments shall not relieve the assigning party from its liability under this Agreement.  Subject to the foregoing, and except as provided to the contrary herein, the terms, covenants, conditions and warranties contained herein and the powers granted hereby shall inure to the benefit of and bind all parties hereto and their respective heirs, executors, administrators, successors and assigns, and all subsequent owners of the Property..
15.3    Work Product. Effective upon and in the event of a termination of this Agreement for any reason other than as a result of a breach by Seller hereunder, Buyer shall assign and deliver to Seller (at no cost to Buyer), and does hereby assign without the need for any further act or instrument (at no cost to Buyer), all final reports, plans, studies, documents, written information and the like which has been generated by Buyer’s third party consultants, whether prior to the Opening of Escrow or during the period of Escrow in connection with Buyer’s proposed acquisition, development, use or sale of the Real Property (collectively, the “Work Product”), except that (i) the Work Product shall not include any drafts of such materials, any materials that Buyer is prohibited from disclosing by applicable contracts or law, any attorney-client privileged material, or any internal appraisals or economic evaluations of the Property, internal correspondence, reports and memoranda and similar proprietary or confidential information and (ii) Seller shall be subject to the confidentiality provisions set forth in this Agreement with respect to the Work Product. Seller acknowledges and agrees that Buyer makes no representations or warranties regarding the Work Product and that Seller will accept any Work Product on an "as-is" basis. In such event, Buyer shall deliver the Work Product which has been assigned to Seller not later than five (5) business days after the date of the termination of this Agreement (unless such termination was the result of a breach by Seller hereunder). The Work Product shall be fully paid for and shall not be subject to any lien, encumbrance or claim of any kind. Buyer shall also destroy all materials and information (including, without limitation, the Property Information) given to it by Seller or its consultants during Escrow, provided that Buyer makes no assurances that electronic information will be irretrievably eradicated.
15.4    Further Assurances. In addition to the acts and deeds recited herein and contemplated to be performed, executed or delivered by Seller or Buyer, Seller and Buyer hereby agree to perform, execute and deliver, or cause to be performed, executed and delivered, on the Closing Date or thereafter any and all such further acts, deeds and assurances as Buyer or Seller, as the case may be, may reasonably require in order to consummate fully the transactions contemplated hereunder.
15.5    Attorneys’ Fees. If any legal action or any arbitration or other proceeding is brought or if an attorney is retained for the enforcement of this Agreement or any portion thereof, or because of any alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to recover from the other reimbursement for the reasonable fees of attorneys and other costs (including court costs and witness fees) incurred by it, in addition to any other relief to which it may be entitled. The term “prevailing party” means the party obtaining substantially the relief sought, whether by compromise, settlement or judgment.
15.6    Survival of Representations, Warranties, Covenants, Obligations and Agreements. Except as otherwise expressly provided below in this Section 15.6, none of the representations, warranties, covenants, obligations or agreements contained in this Agreement shall survive the Close of Escrow or the earlier termination of this Agreement.
(b)Notwithstanding the provisions of Section 15.6(a), the indemnification provisions of Buyer under Sections 4.3.1 and 14 hereof and the provisions of Sections 4.6, 11.2, 13.2, 15.3, 15.5, 15.17, 15.19 and 15.20 hereof (collectively, the “Buyer Surviving Termination Obligations”) shall survive the termination of this Agreement without limitation, and any claim based upon any breach of a representation or warranty, or a breach of a covenant, obligation or agreement included in any of the Buyer Surviving Termination Obligations shall be actionable and enforceable at any time after the date of the termination of this Agreement.
(c)Notwithstanding the provisions of Section 15.6(a), the indemnification provisions of Buyer under Sections 4.3.1 and 14 hereof, the provisions of Article 10 Sections 4.6, 5.5, 11.2, 12.1, 12.2 and 12.3 that relate to Buyer and the provisions of Sections 15.5, 15.17, 15.19 and 15.20 hereof (collectively, the “Buyer Surviving Closing Obligations”) shall survive the Close of Escrow without limitation, and shall not be merged with the recording of the Deed, and any claim based upon any breach of a representation or warranty, or a breach of a covenant, obligation or agreement included in any of the Buyer Surviving Closing Obligations shall be actionable and enforceable at any time after the Closing.
(d)Notwithstanding the provisions of Section 15.6(a), (a) the provisions of Seller under Sections 15.5, 15.17, 15.19 and 15.20 herein (collectively, the “Seller Surviving Closing Obligations”) shall survive the Close of Escrow and the execution and delivery of the Deed without limitation and shall not be merged into the Deed and (b) the indemnification provisions of Seller under Section 14, and the provisions of Sections 2.2, 4.6, 5.5, 10.5 and 11.1 herein, (collectively, the "Seller Surviving Limited Obligations") shall survive the termination of this Agreement up to and through May 31, 2015 (the “Cut Off Date”), and any claim based upon any breach of a representation or warranty, or a breach of a covenant, obligation or agreement included in any of the Seller Surviving Limited Obligations shall be actionable and enforceable if and only if notice of such claim is given to the party which allegedly breached such representation or warranty, or breached such covenant, obligation or agreement, by the Cut Off Date; provided, however, (y) in no event shall Seller’s liability (hereinafter referred to as the "Post Closing Claims"), if any, with respect to any Seller Surviving Limited Obligations exceed Five Million Dollars in the aggregate (the "Cap Amount") (provided that the Cap Amount shall not apply to any claims based on Seller's fraud or to any of Seller's obligations under Sections 10, 14 or 15.5) and (z) no claim by Buyer alleging breach by Seller of a representation or warranty, or a breach of a covenant, obligation or agreement included in any of the Seller Surviving Limited Obligations may be made, and Seller shall not be liable for any judgment in any action based upon any such claim, unless and until such claim, either alone or together with any other claims by Buyer alleging a breach by Seller of any such representation, warranty, covenant, obligation or agreement is for an aggregate amount in excess of Seventy-Five Thousand Dollars ($75,000) (the "Floor Amount"), in which event Seller's liability respecting any final judgment concerning such claim or claims shall be for the entire amount thereof, subject to the limitation set forth in clause (y) above; provided, however, that if any such final judgment is for an amount that is less than or equal to the Floor Amount, then Seller shall have no liability with respect thereto. Notwithstanding anything contained in this Agreement to the contrary, Buyer expressly agrees that if may only look to the Indemnity Agreement for satisfaction of any of the Post Closing Claims.
15.7    Entire Agreement. This Agreement contains the entire agreement and understanding of the parties in respect to the subject matter hereof, and the parties intend for the literal words of this Agreement to govern and for all prior negotiations, drafts, and other extrinsic communications, whether oral or written, to have no significance or evidentiary effect. The parties further intend that neither this Agreement nor any of its provisions may be changed, amended, discharged, waived or otherwise modified orally except only by an instrument in writing duly executed by the party to be bound thereby. The parties hereto fully understand and acknowledge the importance of the foregoing sentence and are aware that the law may permit subsequent oral modification of a contract notwithstanding contract language which requires that any such modification be in writing, but Buyer and Seller fully and expressly intend that the foregoing requirements as to a writing be strictly adhered to and strictly interpreted and enforced by any court which may be asked to decide the question. Each party hereto acknowledges that this Agreement accurately reflects the agreements and understandings of the parties hereto with respect to the subject matter hereof and hereby waive any claim against the other party which such party may now have or may hereafter acquire to the effect that the actual agreements and understandings of the parties hereto with respect to the subject matter hereof may not be accurately set forth in this Agreement.
15.8    Governing Law. Except for the provisions of Section 15.21 herein (which shall be governed by the laws of the State of California) this Agreement shall be governed by the laws of the State of Illinois.
15.9    Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Either party may deliver executed signature pages to this Agreement by electronic (portable data format) transmission to the other party, which electronic copies shall be deemed to be original executed signature pages binding on the party that so delivered the executed signature pages by electronic transmission.
15.10    Headings; Construction. The various headings of this Agreement are included for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and the neuter and vice versa. The use in this Agreement of the term “including” and related terms such as “include” shall in all cases mean “without limitation.” All references to “days” in this Agreement shall be construed to mean calendar days unless otherwise expressly provided and all references to “business days” shall be construed to mean days on which national banks are open for business.
15.11    Time of Essence. Seller and Buyer hereby acknowledge and agree that time is strictly of the essence with respect to each and every term, condition, obligation and provision hereof.
15.12    Partial Validity; Severability. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be held invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.
15.13    No Third Party Beneficiaries. This Agreement is for the sole and exclusive benefit of the parties hereto and their respective permitted successors and assigns, and no third party is intended to, or shall have, any rights hereunder.
15.14    1031 Exchange. Either party hereto may elect to seek to structure its purchase or sale, as applicable, of the Property as a tax-deferred exchange pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended, and the treasury regulations promulgated thereunder ("1031 Exchange"), subject to the limitations set forth herein. Each party shall reasonably cooperate with the other, at no cost, expense, liability or potential liability to such cooperating party, in connection with the same, including, but not limited to, executing and delivering a single consent to an assignment to a qualified exchange intermediary of rights (but not obligations) under this Agreement (and no cooperating party shall be required to execute any documentation in connection with a 1031 Exchange other than a simple consent); provided that (i) neither party shall be required to incur any additional cost, expense liability or potential liability as a consequence of such cooperation, (ii) neither party shall be relieved of its obligations, representations or warranties under this Agreement, and (iii) any attempt to structure an acquisition or sale of the Property as a 1031 Exchange shall not be a condition to, and shall not delay or extend, the Closing. Additionally, in connection with any 1031 Exchange, neither party shall be required to acquire title to any other property. Any risk that such an exchange or conveyance might not qualify as a tax-deferred transaction shall also be borne solely by the party seeking to effectuate the same, and each party acknowledges that the other has not provided, and will not provide, any tax, accounting, legal or other advice regarding the efficacy of any attempt to structure the transaction as a 1031 Exchange. Each requesting party hereby agrees to save, protect, defend, indemnify and hold the other harmless from any and all losses, costs, claims, liabilities, penalties, and expenses, including, without limitation, reasonable attorneys’ fees, fees of accountants and other experts, and costs of any judicial or administrative proceeding or alternative dispute resolution to which the cooperating party may be exposed, due to any attempt to structure the transaction as a 1031 Exchange.
15.15    Joint Product of Parties. This Agreement is the result of arms-length negotiations between Seller and Buyer and their respective attorneys. Accordingly, neither party shall be deemed to be the author of this Agreement and this Agreement shall not be construed against either party.
15.16    Calculation of Time Periods. Unless otherwise specified, in computing any period of time described herein, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included at, unless such last day is a Saturday, Sunday or legal holiday for national banks in California, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday, or legal holiday. Unless otherwise expressly provided herein, the last day of any period of time described herein shall be deemed to end at 5:00 p.m. (California time).
15.17    Procedure for Indemnity. The following provisions govern actions for indemnity under this Agreement. Promptly after receipt by an indemnitee of notice of any claim, such indemnitee will, if a claim in respect thereof is to be made against the indemnitor, deliver to the indemnitor written notice thereof and the indemnitor shall have the right to participate in and, if the indemnitor agrees in writing that it will be responsible for any costs, expenses, judgments, damages, and losses incurred by the indemnitee with respect to such claim, to assume the defense thereof, with counsel mutually satisfactory to the parties; provided, however, that an indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnitor, if the indemnitee reasonably believes that representation of such indemnitee by the counsel retained by the indemnitor would be inappropriate due to actual or potential differing interests between such indemnitee and any other party represented by such counsel in such proceeding. The failure of indemnitee to deliver written notice to the indemnitor within a reasonable time after indemnitee receives notice of any such claim shall relieve such indemnitor of any liability to the indemnitee under this indemnity only if and to the extent that such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnitor will not relieve it of any liability that it may have to any indemnitee other than under this indemnity. If an indemnitee settles a claim without the prior written consent of the indemnitor, then the indemnitor shall be released from liability with respect to such claim unless the indemnitor has unreasonably withheld such consent.
15.18    Waiver of Jury Trial. To the extent permitted by applicable law, the parties hereby waive any right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
15.19    No Personal Liability. Notwithstanding anything stated to the contrary herein, Seller’s liability under this Agreement prior to the Close of Escrow shall be limited to Seller’s interest in the Property, and neither Seller’s constituent partners and/or members, Seller’s asset manager, nor Seller’s directors, employees or agents shall have any personal liability hereunder.  Following the Close of Escrow, Buyer’s liability under this Agreement shall be limited to Buyer’s interest in the Property, and neither Buyer’s constituent partners and/or members, Buyer’s asset manager, nor Buyer’s directors, employees or agents shall have any personal liability hereunder.
15.20    Publication. Each party shall refrain from generating or participating in any publicity or press release regarding this transaction, provided, that, if Buyer acquires the Property from Seller, each party shall have the right to announce the acquisition of the Property in newspapers and real estate trade publications (including "tombstones") publicizing the purchase, provided that any public announcement of the transaction shall be made using only such information as is customarily found in public announcements of such transactions and the form of such announcement must be approved in writing in advance by both parties, which approval shall be in such party’s sole discretion. The provisions of this Section 15.20 shall survive Closing and/or any termination of this Agreement. Nothing contained herein shall limit Seller's right to make any of the disclosures permitted in the last sentence of Section 4.6 herein.
15.21    Alternative Dispute Resolution. Buyer and Seller agree that any disputes arising between them in connection with this Agreement or in connection with or under any instrument, agreement or document provided for or contemplated by this Agreement, including, without limitation, in connection with the execution of this Agreement or the Closing or in lieu thereof, or any other matter arising under, related to or in connection with this Agreement (including a determination of any and all issues in such dispute, whether of fact or of law) shall be resolved (and a decision shall be rendered) by way of a binding general reference as provided for in Part 1, Title 8, Chapter 6 (§§ 638, et seq.) of the California Code of Civil Procedure, or any successor California statute governing resolution of disputes by a court-appointed referee, except that, notwithstanding the foregoing, Seller and Buyer shall be entitled to undertake customary discovery allowed in disputes not governed by such judicial reference rules. Submission of a dispute to a reference proceeding shall be commenced by a written notice thereof made by one party to the other party, or by mutual written election of both parties (in either case, a "Reference Notice"). The reference proceeding shall be conducted in Orange County, California, and Buyer and Seller waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than Superior Court of the State of California in Orange County (the "Court").

The referee shall be a retired California federal or state judge selected by mutual agreement of Seller and Buyer from the "Neutrals" list maintained by JAMS, and if the parties cannot so agree within twenty (20) days after the Reference Notice is given, the referee shall be selected by the presiding judge of the Court (or his or her representatives). The referee shall not have any power to alter, amend, modify or change any of the terms of this Agreement nor grant any remedy which is either prohibited by the terms of this Agreement, or not available in a court of law or equity.
IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.
[Signatures on following pages]

“BUYER”
300 NORTH LASALLE LLC,
a Delaware limited liability company

By:	/s/Douglas G. Holte

Name:	Douglas G. Holte

Title:	Division President, Office Properties

By:	/s/Jason R. Purvis

Name:	Jason R. Purvis

Title:	Vice President, Investment Management

“SELLER”
KBSII 300 NORTH LASALLE, LLC,
a Delaware limited liability company

By:	KBSII REIT ACQUISITION XIV, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES II, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP II,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST II, INC.,
a Maryland corporation,
general partner

By:	/s/Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

AGREED TO THIS 16th
DAY OF MAY, 2014,
AS TO PROVISIONS RELATING
TO ESCROW HOLDER:
LAWYERS TITLE COMPANY

By:	/s/Authorized Signatory

Title:	V.P.

LIST OF EXHIBITS AND SCHEDULES

EXHIBIT A	– –	Description of Real Property
EXHIBIT B	– –	Description of Personal Property
EXHIBIT C-1	– –	List of Contracts
EXHIBIT C-2	– –	List of Assumed Contracts
EXHIBIT D	– –	Form of Tenant Estoppel Certificate
EXHIBIT E	– –	Form of Deed
EXHIBIT F	– –	Form of Assignment of Leases, Contracts and Bill of Sale
EXHIBIT G	– –	Form of FIRPTA Affidavit
EXHIBIT H	– –	Form of Tenant Notice
EXHIBIT I	– –	List of Leases
EXHIBIT J	– –	Form of Assignment and Assumption of Purchase Agreement
EXHIBIT K	– –	Proforma Title Policy
EXHIBIT L	– –	Form of Owner's Affidavit
EXHIBIT M	– –	Form of Indemnity Agreement
EXHIBIT N	– –	Rent Roll
EXHIBIT O	– –	Form of Bulk Sales Indemnity
EXHIBIT P	– –	List of Construction Contracts
SCHEDULE 1-1	– –	Description of New and Pending Lease Transactions (Buyer’s Responsibility)
SCHEDULE 1-2	– –	Description of New and Pending Lease Transactions (Seller’s Responsibility)
SCHEDULE 2	– –	Disclosure
SCHEDULE 3	– –	Leasing Commissions
SCHEDULE 4	– –	Tenant Deposits
SCHEDULE 5	– –	Utility Deposits
SCHEDULE 6	– –	Owner Deposits

EXHIBIT A
Description of Real Property
PARCEL 1:

LOT 1, (EXCEPT THE EAST 20 FEET THEREOF CONVEYED TO THE CITY OF CHICAGO FOR THE WIDENING OF NORTH LASALLE STREET); ALL OF LOT 2, AND THE EAST 79 FEET 1-1/2 INCHES OF LOT 3 (EXCEPT THE NORTH 11.00 FEET OF SAID LOTS) IN BLOCK 4 IN ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 2:

THAT PIECE OR PARCEL OF LAND, LYING SOUTH OF AND ADJACENT TO LOTS 1, 2, AND THE EAST 79 FEET 1-1/2 INCHES OF LOT 3, AS SAID LOTS ARE SHOWN ON THE PLAT OF THE ORIGINAL TOWN OF CHICAGO, RECORDED MAY 29, 1837, IN BOOK "H" OF PLATS, PAGE 298; AND SOUTH OF THE NORTH LINE OF OLD NORTH WATER STREET, AS LOCATED ON SAID PLAT; WEST OF THE WEST LINE OF THE EAST 20 FEET OF LOT 1 EXTENDED SOUTH, TO THE NORTH DOCK LINE OF THE CHICAGO RIVER, SAID LINE BEING THE WEST LINE OF NORTH LASALLE STREET, AS WIDENED, EAST OF A LINE DRAWN 79 FEET 1-1/2 INCHES, WEST OF AND PARALLEL WITH THE EAST LINE OF SAID LOT 3, EXTENDED AND NORTH OF THE DOCK LINE ON THE NORTH SIDE OF THE CHICAGO RIVER IN THE SOUTHEAST 1/4 OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 3:

THAT PART OF THE FOLLOWING DESCRIBED PROPERTY LYING ABOVE A HORIZONTAL PLANE 22.6 FEET ABOVE CHICAGO CITY DATUM AND DESCRIBED AS FOLLOWS:

(A) THE NORTH 11 FEET OF THE FOLLOWING LAND: LOT 1 (EXCEPT THE EAST 20 FEET THEREOF), ALL OF LOT 2, AND THE EAST 79 FEET 1-1/2 INCHES OF LOT 3 IN BLOCK 4 IN ORIGINAL TOWN OF CHICAGO

AND

(B) THAT PART OF THE ORIGINAL 18-FOOT PUBLIC ALLEY (NOW FALLING IN THE CENTER OF CARROLL AVENUE), AS SHOWN ON THE PLAT OF THE ORIGINAL TOWN OF CHICAGO, WHICH LIES NORTH OF AND ADJOINING SAID LOTS.

EXHIBIT B

Description of Personal Property

(Attached)

Exhibit B
300 North LaSalle
Description of Personal Property

300 North LaSalle	Qty	Fitness Center	Qty
Desk side guest chairs	5
Desks (Private offices)	3
Leather chairs (Conference room)	10
Conference room table	1
Task Chairs	11
Credenza (Conference room)	1
Cubicle work stations	6
Desktop computers	4
Cabinets	20
Laptops	5
Small wood tables (Reception area)	2
Reception Desk	1
Overhead shelves in private offices	3	Lobby desk	Qty
Copier	1	Key boards	6
Printer	5	Printers	0
Water machine	1	Set of speakers	3
Coffee machine	1	Trash cans	2
Microwave	1	Small badge printers	3
Refrigerator	1	PC's	4
Dishwasher	1	Control board	1
Black leather chairs in private office	2	Stenograph phone	2
Round table in private office	1	Umbrella bag holder	2
Toaster	1	Caution sign	7
Cintas First Aid Cabinet	1	Chairs	1
Sever	1	Falling ice signs	2
Two high filing cabinets	7	Rugs	4
Five high filing cabinets	1	Lobby benches	6
Four high filing cabinets	6	Phones (Analog)	1
Art work	3
Garbage cans	12	Control Room	Qty
TV	1	Printers	4
File Server	1	Desktop Computers	2
Phones (analog)	11	Battery	1
Radios	6	Cork board	1
		Key box	1
Shoe shine	Qty	Control board	2
Shoe shine stand	1	Chairs	3
Small trash can	1	Table	1
Small trash	1	Easel	2
Lamps	2	Umbrellas	19
Chairs	2	File Server	1
Small Table	1	Orange cones	2

58th Floor Storage	Qty	Dock/Messenger Office	Qty
Box of shades	7	Desk	1
Box of vinyl bases	5	Monitor	1
Box of ceramic tiles	6	Chairs	5

Ceiling Tile boxes	46	Small cabinet	1
Wodden doors	40	Computer	1
Metal doors	2	Stenograph Phone	1
Vaccum	1	Trash can	2
Elevator Panels	10	First aid kit	1
Wood A frames for Glass	3	Control board	2
Crates of glass	10	Table	1
Electrical piping and rebars	75	Cart	3
Miscellaneous Building Paint	40
Hester Decorating Gang Box	1	41st Floor Property File Storage	Qty
Stainless steel mullions	4	File Boxes:
Box of acustic metal	15	300 N LaSalle Draws 1-10	1
IMG Gang Box	1	300 N LaSalle Draws 11-19	1
Ceiling ventilation covers	2	300 N LaSalle Draws 20-29	1
Plywood pieces	6	300 N LaSalle Draws 30-44	1
Handicap chair	1	Equity Draws	1
Electrical Panel	1	Clark Pay Apps 21-29	1
Lobby Stone 2ft x 4ft	40	Tenant TI	1
Lobby Stone 16" x 28 1/2 "	34	CTT	1
Lobby Stone 14" x 23 3/4 "	7	Aaron Bowman	1
Lobby Stone 11 1/8" x 17 5/8 "	6	?? Not labeled	1
Lobby Stone 20 5/8" x 45 3/8 "	6	?? Not labeled	1
Lobby Stone 28 1/2" x 6"	5	?? Not labeled	1
Exterior Stone Large Pieces	36	Certificate of Insurance 2009	1
Exterior Stone Small Pieces	26	2009 Billbacks	1
Exterior Stone Corner Pieces	8	ODR Security 2009 - 3 boxes	3
Exterior Stone Base Pieces	14	Construction Documents	3
Fire extinguisher Box	1	Marketing Brochures	5
Insulation panels	10	2010 Invoices (3)	3
Lobby runners	4	2011 Invoices (2)	2
Leather Chairs	8	2009 Billbacks	2
Five high filing cabinets	4	2010 Billbacks (1 of 3)	3
Two high filing cabinets	2	2011 Billbacks	1
2 drawer cubicle filing drawers	1	2012 Billbacks and Rent Statements	1
Overhead desk shelving	7	Cor 1-190	1
Desk Pieces	5	Cor 191-559	1
Small wood reception table	1	Parking Tickets July 2011-February 2012	1
Boxes of carpet tile for suite 1825	4	Annual Plan Binders	1
Trading desk tops	7	2009 Security Documents	1
Trading desk table legs	19	Parking Garage Reports 2011-2012	1
Boxes of fitness center carpet	6	Security 2011	1
Wood desks	5	Security Paperwork 2010	1
Cubicle side table with glass top	1
Small black chairs	2
Marble restroom vanity tops	7
43rd floor corridor carpet	3
Boxes of conference center carpet	5
Aluminum ladder	1
Building Model in case	1
Fitness center ottomans	2

LLI Conference Center	Qty
Trash cans	4
Projectors	2
Podium	1

Easels	5
Wooden dividers	2
Chairs	120
Cart of chairs	2
Tables	55
Cart for tables	2
Projector cart	1

Engineering Tool Inventory	Qty	Drill Dewalt 18 volt cordless (3)	3
1/2” EMT bender	1	Die Grinder	1
3/4” EMT bender	1	Die Grinder Set (15)	1
1 ton chain falls	3	Dollies platform type	3
100’ fish tape	1	Drain Auger K50	1
12'300# Fiberglass Ladders	2	Dremel tool	1
2' level	10	Dril Bit Masonary Set	4
2 wheeler	1	Drill bit sets	3
25’ extension cords	4	Drill Bit Spade bit set	1
32' 300# Fiberglass Ladders	1	Drill bits Job	1
4' 300# Fiberglass Ladders	3	Drill press	1
Grinder 4-1/2” angle Milw	1	Drive bit set	3
Grinder 4-1/2” angle Dewalt	1	Drum cart	1
50’ extension cords	4	Dumpster Blue	2
50’ fish tape	2	Dust pans	4
6' 300# Fiberglass Ladders	5	Ear muffs	12
6’ level	2	Electric Planer	1
Grinder 7" angle Dewalt	1	Extension cords multi adapter	2
8' 300# Fiberglass Ladders	4	Extractor Screw Set (6)	1
A Frame Cart	1	Face Shields	2
Air Compressor	2	File Jewelers set	1
Anemometer	1	File set	2
Angle brooms	4	Flashlights Rechargeable	5
Assorted Safety Lanyards	6	Floor jacks	2
Aviation Snips	7	Fluke 50D thermometers	10
Balometer	1	Fuse puller	1
Saw Band	1	Gantry 2500 lb with trolley	1
Barricades	2	Garbage Cans	12
Bearing puller set	1	Gas Detector	1
Sander Belt	1	Gauge Air Pressure Digital	1
Grinder Pedestal	1	Grease guns	7
Plane Bench	1	Halogen work lights	1
Plane Block	1	Hammer 10 lb. sledge	2
Blueprint Files Flat	1	Hammer 16 oz rip	1
Bolt cutter	2	Hammer 3 lb. engineers	2
Boom Lift	1	Hammer 20 oz. rip	1
Box Wrench Set	1	Hammer 28 oz. rip	1
Box Wrench Set	1	Hammer 3lb. engineers	1
Broom handle bracket	10	Hammer Ball Pen	3
Brush Rods	2	Hammer drill	1
Cabinet	9	Drill bit sets Hammer	9
Cabinet Wall Mount	2	Hammer Mallet Rubber	1
Cable Tie Tool Large	1	Hex key sets L type	1
Can Dollies	9	Hex key sets T type	1
Chalk Line	1	Horses Plastic 2000lb	2
Chisel Set Wood 3 piece	1	Hoses red heavy duty high temp	9
Circuit tracer	1	Bearing Puller Set Hydraulic	1

Saw Circular	1	Testers Ideal circuit	1
Closet Auger	2	Sockets Impact 3/4"	1
Clam C Locking	10	Wrench Impact Electric	1
Con Drive Set	2	Wrench Internal pipe set	0
Crimper	1	Jack Pallet	1
Crimper	1	Johnson bar	0
Cutter	1	Knock Out Set GreenLee	2
Cutting goggles w/#4 lens	2	Label Maker Sm.	2
Label Maker Lg.	1	Soldering Gun Kit	1
Large crowbars	2	Steel Hardware Drawer assy	2
Pliers Large size set	2	Step drill bit	1
Socket Set Large thru sizes 1-1/2, 3/4 “drive	1	Cabinet Storage	3
Lifting straps 1"x 3 '	6	Wrench Strap Lg	1
Lifting straps 1"x 6 '	6	Wrench Strap Md	1
Lifting straps 2"x 3 '	6	Wrench Strap Sm	1
Lifting straps 2"x 6 '	6	Stud Finder Zircon	1
Light Carts Easy Step	2	Suction Cup Puller	3
Light Drop	3	Plane Surform	1
Magnehelic 0 - 10	1	Tachometer Digital	1
Magnehelic 0 ~ - 10	1	Tap and Die Set Large	1
Magnehelic 0-0.25	3	Tap and Die Set Small	1
Magnehelic set	4	Tape Tank Depth Tool	1
Manometer	1	Thermometer Infrared	10
Meg ohmmeter	1	Thread restore tool	1
Mop Buckets w/wringers	4	Tie Wrap Gun	1
Mops	6	Tool Cabinets 2 door	3
Nutdrivers	1	Tool Carts	9
Pipe Cutter	1	Torque Wrench Large	1
Pipe threader and Dies Portable	1	Torque Wrench Small	1
Platform truck large	1	Tripod Stand	1
Platform truck small	2	Tube Puncher Goodway e/extra cables	1
Power Washer 110V	1	Vise grip set (7)	1
Plier Set Assort (4)	1	Vise Pipe	1
Pop Nut Set	1	Welding gloves	2
Pop Rivet Set	1	Welding helmet with # 11 shield	2
Pump .5 Hp Utility	4	Welding machine SMAW	1
Pressure washer electric	1	Wet dry vac 20 gallon	2
Print tables	2	Wet dry vac 30 gallon	3
Probe Fluke	2	Wilton vise with 10 " jaw	1
Punch and Chisel set	2	Wonder bars	1
Push Broom medium with handle	4	Work Cart	2
Rasps	2	Workbench Cabinet with Maple Top	2
Respirators	10	Workbench Maple 60 X 30	3
Safety Harness XL	3	Workbench Maple 96X30	1
Saw Reciprocating	1	Workmates	2
Screen shovels	2	Wrench Offset Hex	2
Screw Driver Multi Bit set	1	Wrench Pipe 12	1
Screwdriver Set	1	Wrench Pipe 36	1
Seamer	3	Wrench Pipe 48	1
Security Drive set	2	Wrench Pipe 8	1
Sewer Hooks	2	Wrench Pipe 14	1
Shaft Protector Set	1	Wrench Pipe 24	2
Sharpening Stones	2	Wrench set Combo Lrg. Sizes	1
Shelves blue print wire rack	2	Wrench Set Combo Small Sizes	1
Shelves heavy duty open steel	2	Wrench Spud 2.5'	1

Shelving Heavy Duty large assy.	7	Garden Sprayers Steel	0
Shelving Medium Duty small assy.	23	Platform Aluminum	4
Sleeves	0	Saw Hole Kit 9 piece	2
Sling psychrometer	16	Wrench Sprinkler Assortment	1
Small drain Rod	1	Hose Air Heavy Duty	4
Socket set small 39pc.	11	Key Machine Bravo III	1
Socket Set 3/4" drive	1	Saw Morse Hole Kit	1
Socket Set Large	1	Caulk Guns	2
Signal Generator Belimo	1	Gal. Sprayer (Plastic)	3
Crimper Solderless Kit Panduit	1	Squeegees	10
Shear Dewalt Cordless	1	Shop Bench Brooms	1
Vacuum Dewalt Cordless .5 gal.	1	Breathing Apparatices	2
Vacuum Dewalt Cordless 1.5 gal.	1	Handy Cans	3
Auger Cable Rigid C8	8	Assorted Funnels	1
Ladder Stabilizer	1	4" Scraper	2
Ladder Shelf	1	Heat gun	1
Jack Floor Hydro.	3	Air Hammer Kit	1
Fan Circulator 36"	1	Rotary Hammer	1
Stamp Sets	2	Belt Sander	1
Bench Steel with drawers	1	Bell Hanger Bit 1/4"	1
Fan Circulater 20"	2	Bell Hanger Bit 3/8"	1
Drift Pins	5	9.6V Droll	1
8 lbs Sledge Hammer	1	Smoke Kit	1
Steel Chokers	3	Insulated Tool Set	1
Ratcheting Tie Down	1	Compressor 1 Gal.	1
Pro Tuff Bin	1	Vacuum	1
Electric Threader/Power Unit	1	Shop Press	1
Ropes	5	Oxy/Acct. Torch	1
Skimmers	2	Welding Googles	1
Coal Shovel	2	1200 W Light	1
Honey Dipper	1	O-Ring Kit	1
Pointed Shovel	1	Torch Tips	2
Straight Blade Shovel (Long)	1	16 Oz. Propane Tanks	5
Straight Blade Shovel (Short)	1	Sprinkler Head Set	10
Barricades (Small)	4	Dies	3
Hard Hats	14	Assorted LOTO Devices	6
Mega Phone	1	Nut Driver Set	2
Lifting Straps	6	Precision Gauge Set	2
Jack	1	Drift Pin Set	6
Air Compressor	1	Gasket Cutting Kit	1
Dehumidifier	2	0-600 Gly. Pres. Gauge	1
Sump Pump 1/3 HP	2	Steel Stamps	2
1/2 Hose Sump Pump	12	Impact Wrench	1
Confined Space Ventilator	1	Magnehelic 0-5	1
Magnehelic -5~5	1	Saw	1
Magnehelic -1~1	1	Scraper & Accessories	1
Adjustable Mirror	2	Pipe Cutters	1
Crescent Wrench 15"	1	Tubing Cutter	1
Crescent Wrench 18"	1	Impact Screw Driver	1
Cresenct Wrench 24"	1	Foot Candle Meter	1
Firemen's Hose Cap Wrench	2	Hi Volt Nut/Screw Driver Kit	1
Channel Lock Extra Large	1	Snap Ring Tool	1
Channel Lock Large	1	Retaining Ring Kit	1
Security Bit Socket Set	1	Voltage Detector	1
Phase Sequencer	1	EZ check Plus	1

Straight Line	2	Drywall Saw	1
Gasket Scraper	1	Small Tube Cutter	1
Screw Starter Set	1	Groove Micro Meter	1
Flaring/Swagging/Cutting Tool Kit	1	Inside/Outside Vernier	1
Packing Gland Tool Set	1	Trowel	1
Swivel Ratches	2	Hex Pipe Wrenches	2
Hex Pipe Wrenches	2	Stainless Steel Brushes	2
Strap Wrench	4	Cresent Wrench Set	1
Nylan Channel Lock	1	Basin Wrench	1
Channel Lock Set	1	Screw Driver Set (Plumbing)	1
Sloan Valve Wrench	1	Belt Tension Checker	1

		42nd Floor (Cleaning/Security)	Qty
		Tables	6
		Fold up chairs	29
		Refrigerator	1
		Microwave	3
		Desk	1
		Big cabinet	1
		Small Cabinet	1
		Small refrigerator	1
		Computer	1
		Printer	1
		Washer	1
		Dryer	1
		Big Hamper	1
Engineering-Personal Property	Qty	Small Hamper	1
Chairs Office Type Leather	4	Hand cart	2
Chairs Office Type Fabric	12	Hand jack	2
Desks Laminate w/ 3 drawers and credenza	2	Dollies	3
Work Table	1	Small ladder	2
Banquet Table	1	Shelves	12
Conference Table	1	Back pack	2
White board 48x36	4	Shovels	6
Cork board 48x36	6	Mop Buckets	26
White board 48x96	2	Brooms	7
Lateral Files 2dw	6	Mop sticks	15
Lateral Files 5 dw	3	Hoses	4
Book shelves	14	Barrel	23
Refrigerator Frigidaire	1	Buckets	7
Microwave GE	1	Squeeges	5
Coffee Machine Cuisinart	1	Wet sign	12
Lockers 9 units	1	Vacuums-NSS Pacer	35
First Aid Cabinets	2	Grout Hog-Windors	1
Copy Machine	1	Extractor-Sanitaire	1
Printer Color HP Ink Jet Small	1	Scrubber-Viper	2
Printer Color HP Laser type	1	Walk Behind-Razon	1
Laptop IBM Thinkpad	3	Wet vac-Shop Vac	1
Desktop Tower Raid drive (BAS)	2	Back Pack-Sanitaire	2
Desktop Dell (Hines)	4	Vacuum-NSS Pacer 214	3
Monitor 17" LCD (Hines)	3	Buffer-ECB 500	1
Monitor 30" Samsung (BAS)	2	Blower Carpet Fan	3
Laptop Dell	1	Escalator Machine-Thread Master	1
Monitor 20"	3	Leaf Blower	1
Engineering-Parts Inventory		Leaf Blower	1

Assorted threaded fittings		Snow Blower-Toro	1
Misc. sloan flush valve parts		Power Washer-Karcher	1
Pipe dope and tape		Tennant Floor Scrubber	1
Assorted plumbing supply lines
Misc faucet parts		Parking Office	Qty
Spare urinal		Laminate Desk	1
Spare commode		Cork Board	1
Toilet seats		Lexmark Printer	1
Assorted gaskets		Standing File Cabinet	1
Electrical Wire		Horizontal File Cabinet	1
Assorted spools electrical wire		Telephone	1
Solderless wire connectors		Credit Card Machine	1
Assorted base building lamps		Water Cooler	1
Assorted base building ballasts		Lenovo PC	1
Threaded rods		ViewSonic 17” Monitor	1
Unistrut		Motorola Walkie Talkie with Charger	2
Misc fittings and boxes		Power Strip	2
Assorted base building ceiling tiles		Fabric Office Chairs	2
Misc. VCT		Leather Chair	1
Misc. VCB		Paper Shredder	1
Misc. thin line grid		Garbage Can	1
Door closers		Portable Batter Charger and Air Compressor	1
Hinges		Wall Mounted Drop Box	1
Mortise cases		Wall Mounted Key Box	1
Key blanks		Wall Mounted Ticket Holder	2
Latch plates		Hanging Wall Folders	3
Strike plates Cylinders		Wire Desk Organizer	3
Cylinders		Floor Safe	1
Spare fiber switches		Acropoint time check	1
Spare ethernet switches		Small office fan	1
Spare controllers		Clear Plastic floor mat	1
Air filters
Belts
Degreaser
Deoderizer		Fitness Center	Qty
WD 40		Pro2 SE Pectoral Fly	1
Assorted lubricants		Pro2 SE Seated Leg Press	1
Pine sol		Pro2 SE Seated Leg Curl	1
Sponges		Pro2 SE Seated Chest Press	1
Rags		Pro2 SE Lat Pulldown	1
		Pro2 SE Shoulder Press	1
41st& 58th Floors	Qty	Pro2 SE Seated Row	1
FPTU'S	22	Pro2 SE Abdominal Crunch	1
Sheet metal 10'x2' .125 thick	3	Pro2 SE Cable motion dual pulley	1
UV fixtures 92700	10	Free weight multi angle bench	2
Fire Extinguishers	98	Hammer Dumbbell rack	1
Lobby down/up light glass	7	Hammer 45 degree back	1
Electric panel covers	11	Leg raise	1
1900 box ballast	44	Fit Series Hip abduction/adduction	1
70w m98/m101/m143 ballast	7	Fit Series bicep/tricep	1
Building Shades	5 boxes	Pro2 SE Leg extension	1
Solid state starter	1	Hammer Olympic flat bench	1
Misc. fixture brackets	2 boxes	Hammer Olympic bench weigh storage	1
Columbia 4' light fixture	58	Signature Smith machine	1
8 3/4" Snoots	4 boxes	PM Strength	13

Exit/stair signs	54	Intek rubber coated hex dumbbell set	1
Exit signs & fixtures	20	Intek 5lb rubber olympic plate	4
Columbia 2 lamp T5 fixtures	26	Intek 10lb rubber olympic plate	6
Under Cabinet Lights	42	Intek 25lb rubber olympic plate	4
Fixture for 28w T5 lamps FT-Type	40	Intek 35lb rubber olympic plate	4
24" exit light mounting brackets	5 boxes	Intek 45lb rubber olympic plate	6
Heater box 3420 series	1	Tiff lock collar	1
Lite frame 6" metal halide	14	Intek strength 1 1/4 in chrome power bar	1
Lite frame 6" metal halide reflectors	13	Concept E rower	1
Marble backsplashes?	1 pallet	Upright bikes	2
Adhesive 4 gal. bucket	4	Exercise mats	6
Andrew indoor omni antenna	3 boxes	Exercise balls	2
LGC wireless hub (defective)	1	Foam rollers	3
2x2 U6 fixtures	9	Medicine ball set	1
Lite Guards	2 boxes	Leather ottomans	6
FAA shrouds	3	Benches	4
6'-7'-8' FAA fixtures	8	Towels	1,500
GEM-1919-F-8'-WOA-Lens	11	Large leather chairs	2
51" WOA Lens for 9' row	2	Small table	1
4' WOA Lens	4	Trash/Towel Bins	5
3' Shroud	6	Hair dryers	4
3'-4' T5 single lamp fixtures	10	Wall Clocks	3
Kone Pallets	2	42" flat panel tv's	3
Kone pallet jack	1	AED Defibrillator	1
		SECA 500lb scales	2
		DirectTV Cable boxes	18
		DirectTC HD Cable Boxes	3
		18" flat panel tv	1
		Sound matrix	1

EXHIBIT C-1
List of Service Contracts
(Attached)

Exhibit C-1
300 North LaSalle
List of Contracts

Service	Vendor
Leasing Services	JF McKinney
Property Management	Hines
Building Automation System	Automated Logic
Cell Enhancement Extended Warranty / ADC	LCG Wireless, assigned to Tyco Electronics
Chiller Maintenance	Johnson Controls
Cleaning	ABM Janitorial Services
Copier Lease	Toshiba America
Door Maintenance	RJ Riteway
Door Maintenance	Dorma
Revolving Door Maintenance	Dynamic Door
Electricity	Noble Americas
Elevator Media	Captivate
Elevator Maintenance	KONE
Emergency Communication	Send Word Now
Fire Alarm Services	Siemens
Fire Alarm Services	ADT
Fitness Center Equipment	Macrolease Corporation
Fitness Center (Trainers)	Redefined Fitness/Execufit
Grease Trap Cleaning	Mahoney Environmental
Internet	Cogent
Landscaping (Exterior)	Brickman
Landscaping (Lobby Desk)	Fleurtatious Designs
Messenger Center	U.S. Messenger
Metal Cleaning	Ace Metal
MSDS Management	KHA
Office Supplies	Staples Advantage
Painting	Hester Commercial Decorating
Parking	Standard Parking
Pest Control	Smithereen Pest Mgmt
Phone Lease	Mitel
Phone Service (OOTB)	AT&T
Postage	Pitney Bowes
Real Estate Tax Consultant	O'Keefe Lyons & Hynes, LLC
Riser Management	IMG
Security	Titan
Security System	Advent Systems

Shipping Services	FedEx
Shoe Shine	Jose Louis Guadarrama
Stone Maintenance (Lobby)	Midwest Signature
Uniforms	Cintas
Waste Removal	Independent Recycling
Exterior Façade Maintenance	Permasteelisa
Window Washing	Service One
Window Washing Equipment Maintenance	Tractel
Window Washing Equipment Inspection	ATS
Wood Maintenance	First Place Finisher

EXHIBIT C-2
List of Assumed Contracts
(Attached)

Exhibit C-2
300 North LaSalle
List of Assumed Contracts

Service	Vendor
Building Automation System	Automated Logic
Cell Enhancement Extended Warranty / ADC	LCG Wireless, assigned to Tyco Electronics
Chiller Maintenance	Johnson Controls
Cleaning	ABM Janitorial Services
Copier Lease	Toshiba America
Door Maintenance	RJ Riteway
Door Maintenance	Dorma
Revolving Door Maintenance	Dynamic Door
Electricity	Noble Americas
Elevator Media	Captivate
Elevator Maintenance	KONE
Emergency Communication	Send Word Now
Fire Alarm Services	Siemens
Fire Alarm Services	ADT
Fitness Center Equipment	Macrolease Corporation
Fitness Center (Trainers)	Redefined Fitness/Execufit
Grease Trap Cleaning	Mahoney Environmental
Internet	Cogent
Landscaping (Exterior)	Brickman
Landscaping (Lobby Desk)	Fleurtatious Designs
Messenger Center	U.S. Messenger
Metal Cleaning	Ace Metal
MSDS Management	KHA
Office Supplies	Staples Advantage
Painting	Hester Commercial Decorating
Parking	Standard Parking
Pest Control	Smithereen Pest Mgmt
Phone Lease	Mitel
Phone Service (OOTB)	AT&T
Postage	Pitney Bowes
Riser Management	IMG
Security	Titan
Security System	Advent Systems
Shipping Services	FedEx
Shoe Shine	Jose Louis Guadarrama

Stone Maintenance (Lobby)	Midwest Signature
Uniforms	Cintas
Waste Removal	Independent Recycling
Exterior Façade Maintenance	Permasteelisa
Window Washing	Service One
Window Washing Equipment Maintenance	Tractel
Window Washing Equipment Inspection	ATS
Wood Maintenance	First Place Finisher

EXHIBIT D
Form of Tenant Estoppel Certificate

(Attached)

TENANT ESTOPPEL CERTIFICATE
The undersigned (“Tenant”) hereby certifies to _______________________________________, a ________________________________ (“Landlord”), and ________________________, a _____________________________, and its successors and assigns (collectively, “Buyer”), as of the date of this estoppel certificate (“Estoppel Certificate”):
A.    Tenant is the Lessee under that certain Lease dated ________________ relating to approximately __________ square feet of rentable area located on the ____________ floor(s) of the building located at 300 N. LaSalle Street, Chicago Illinois, commonly referred to as Suite(s) ___________ (the “Premises”), together with any amendments thereto (collectively, the “Lease”).
B.    The dates of all amendments to the Lease are as follows:
        .
C.    There are no other agreements, oral or in writing, between Landlord and Tenant with respect to the Premises excepted as identified above. Tenant neither expects nor has been promised any inducement, concession or consideration for entering into the Lease, except as stated therein, and there are no side agreements or understandings between Landlord and Tenant.
D.    The Lease is in full force and effect. Tenant has accepted the Premises and is paying rent under the Lease.
E.    Tenant is not in default under the Lease and, to Tenant’s actual knowledge, no default exists under the Lease by Landlord.
F.    To Tenant’s actual knowledge, Tenant has no set-off, claim, defense or demand against the Landlord.
G.    The term of the Lease commenced on __________________ and will expire on ___________________. Monthly base rent is equal to $______ and has been paid through _________________, 20__.
H.    Tenant’s security deposit held by Landlord is $______________________, which Tenant delivered as _____________ [DESCRIBE IF CASH AND/OR LETTER OF CREDIT, AS APPLICABLE].
I.     No rent under the Lease has been paid more than one month in advance, and no other sums have been deposited with Landlord.
J.    Tenant has not entered into any sublease, assignment or any other agreement transferring any of its interest in the Lease or the Premises, except as follows: _________________________________.
K.    To Tenant’s actual knowledge, all tenant improvements with respect to the Premises required to be completed by Landlord under the Lease, and all other work to be performed by Landlord under the Lease, has been performed as required and has been accepted by Tenant, except as follows: _____________________________________________________.
L.    Tenant has no right to extend the term of the Lease or to expand or contract the Premises or to lease other space in the building, except as follows: _______________________________________.
M.    Except for calculation of common area maintenance costs or operating expenses for the current expense recovery period under the Lease, the determination of such expenses for all prior periods has been accepted by Tenant.
N.    Tenant has no right or option to purchase any portion of the real property upon which the Premises are situated.
O.    Tenant has no remaining free rent or scheduled rent credit or reduction under the Lease, except as follows: ______________________________________________________.
Tenant acknowledges that this Estoppel Certificate is being given in order to induce Buyer to purchase the property of which the Premises are a part, and to take on the obligations of Landlord. Buyer (and any assignee of Buyer's right to purchase the building in which the Premises is located) is entitled to rely upon this Estoppel Certificate. Tenant agrees that it will, upon receipt of written notice from Landlord, commence to pay all rents to the Buyer (or its assignee) or to any agent acting on behalf of the Buyer or its assignee.
Dated:    __________________, 20__

“TENANT”

By:	_______________________ _______________________ (Print Name) (Title)

EXHIBIT E
Form of Deed

(Attached)

This document was drafted by:
_______________________________________________________________________________________
When recorded return to:
_______________________________________________________________________________________
Mail Subsequent Tax Bills To:
_____________________________
__________________________________________________________
Property Address and Permanent Index Number:
SPECIAL WARRANTY DEED
KNOW ALL MEN BY THESE PRESENTS, that KBSII 300 NORTH LASALLE, LLC, a Delaware limited liability company (hereinafter the “Grantor”), having its principal office at 620 Newport Center Drive, Suite 1300, Newport Beach, California 92660, for the sum of TEN DOLLARS ($10.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby GRANT, BARGAIN AND SELL to _________________ ________________________, a_____________________________, having its principal office at _______________________________________________________________ (hereinafter the “Grantee”), its successors and assigns forever, the land situated in the County of Cook, City of Chicago and the State of Illinois described on Exhibit A, attached hereto and made a part hereof (hereinafter called the “Land”), together with the tenements, hereditaments and appurtenances thereunto belonging or in any way appertaining to such Land, including, without limitation, all mineral, air and water rights, all riparian rights (including, without limitation, all rights in and to the bed of the Chicago River adjoining the Real Property), and all development rights, (including, without limitation, all rights under the City of Chicago’s Planned Development Number 996), all easements, rights-of-way and other appurtenances used or connected with the beneficial use or enjoyment of the Land and all strips and gores and any land lying in the bed of any street, road, alley, open or proposed, adjoining the Land (all of the foregoing being hereinafter collectively called the “Property”), and the reversion or reversions, remainder or remainders, rents, issues and profits thereof, and all the estate, right, title, interest, claim or demand whatsoever, of the party of the first part, either in law or equity, of, in and to the above described Property.
TO HAVE AND TO HOLD the said premises as above described, with the appurtenances, unto Grantee, its successors and assigns forever.

And Grantor, for itself, and its successors, does hereby covenant, promise and agree to and with Grantee, and its successors, that Grantor has not done or suffered to be done, anything whereby the Property is, or may be, in any manner encumbered or charged; and that it WILL FOREVER WARRANT AND DEFEND, the Property against all persons lawfully claiming, or to claim the same, by, through or under Grantor, subject only to those matters described on Exhibit B attached hereto and made a part hereof by this reference.
IN WITNESS WHEREOF, GRANTOR has caused its name to be signed by its duly authorized officer this ____ day of ______________________, 2014.
GRANTOR:
_________________________________________
a ________________________________________
_________________________________________

STATE OF             )
)ss
COUNTY OF             )

On _______________________, 20___ before me, ____________________________________ personally appeared _____________________________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and seal.

_______________________________________
Signature

Printed Name: ___________________________

(SEAL)

EXHIBIT A

LEGAL DESCRIPTION

(Attached)

EXHIBIT B

PERMITTED EXCEPTIONS

(Attached)

EXHIBIT F
Form of Assignment of Leases and
Contracts and
Bill of Sale
(Attached)

ASSIGNMENT OF LEASES AND CONTRACTS AND BILL OF SALE
This Assignment of Leases and Contracts and Bill of Sale (this “Assignment”) is executed and delivered as of the ____ day of _________, 20__ (the “Closing Date”) pursuant to that certain Purchase and Sale Agreement and Escrow Instructions (“Agreement”) dated ________, 20__, by and between KBSII 300 NORTH LASALLE, LLC, a Delaware limited liability company (“Seller”), and _______________________, a _____________________ (“Buyer”), covering the real property described in Exhibit A attached hereto (“Property”).
1.    Sale of Personalty. For good and valuable consideration, Seller hereby sells, transfers, sets over and conveys to Buyer the following (the “Personal Property”):
(a)    Tangible Personalty. All of Seller’s right, title and interest, if any, in and to all the furniture, fixtures, equipment, machinery, furnishings, supplies, and other tangible personal property listed on Exhibit B attached hereto or used exclusively in the operation, ownership and/or maintenance of the Property or otherwise located in or on the Property to the extent owned by Seller; and
(b)    Intangible Personalty. All the right, title and interest of Seller, if any, in and to any intangible property which benefit the Property, including, without limitation, assignable intellectual property rights, contract rights, development rights, plans, specifications, architectural and engineering drawings, entitlements (including any pending applications), governmental approvals, certificates of occupancy, licenses and permits relating to the design, operation, ownership and/or maintenance of the Property, assignable guaranties and warranties from any contractor, manufacturer or other person in connection with the construction or operation of the Property, all trade names and trademarks and the right to use the name of the Property (if any), but specifically excluding any right, title or interest of Seller in any trademarks, service marks and trade names of Seller (including, without limitation, the name “KBS” or any derivative thereof, or any name that includes the word “KBS” or any derivative thereof) and with reservation by Seller to use such name in connection with other property owned by Seller in the vicinity of the Property.
2.    Assignment of Leases and Contracts. For good and valuable consideration, Seller hereby assigns, transfers, sets over and conveys to Buyer, and Buyer hereby accepts the following:
(a)    Leases. All of the Seller’s right, title and interest in and to all tenant leases relating to the Property or any portion thereof, including, without limitation, the tenant leases listed in Exhibit C-1 and Exhibit C-2 attached hereto (“Leases”);
(b)    Contracts and Agreements. Seller’s right, title and interest in and to the contracts and agreements described in Exhibit D-1 and Exhibit D-2 attached hereto (the “Contracts”).
3.    Assumption. Buyer hereby assumes the obligations of Seller under (a) the Leases listed on Exhibit C-1 attached hereto arising from and after the Closing Date, and (b) the Leases listed on Exhibit C-2 attached hereto whether arising before or after the Closing Date and the leasing costs listed on Exhibit C-2 attached hereto whether arising before or after the Closing

Date, (c) the Contracts listed on Exhibit D-1 attached hereto arising from and after the Closing Date, and (d) the Contracts listed on Exhibit D-2 attached hereto arising before or after the Closing Date (which shall include all of the leasing agreements listed on Exhibit C of the Agreement), and shall defend, indemnify and hold harmless Seller from and against any liability, damages, causes of action, expenses, and attorneys' fees incurred by Seller by reason of the failure of buyer to fulfill, perform, discharge, and observe its obligations with respect to the Leases or the Contracts to the extent Buyer received a credit at closing with respect to any of such obligations under the Leases and/or Contracts.
4.    Agreement Applies. Except as may otherwise be provided in the Agreement (including, without limitation, Seller’s representations and warranties in Section 11.1(f) of the Agreement), the Contracts and Leases are being assigned and transferred, and the Personal Property is being transferred, to Buyer on an “as is,” and “where is” basis, with all faults, and without any representation or warranty, all of which Seller hereby disclaims, all as more particularly set forth in Section 11.1 of the Agreement, which Section shall be, and hereby is, incorporated herein by reference.
5.    Counterparts. This Assignment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, with the same effect as if all parties had signed the same signature page.
6.    Attorneys’ Fees. In any action between the parties to enforce any of the terms or provisions of this Assignment, the prevailing party in the action shall be entitled to recover from the non-prevailing party, in addition to damages, injunctive relief or other relief, and its reasonable costs and expenses, including, without limitation, costs and reasonable attorneys’ fees (including on appeal).
7.    Merger. This Assignment and the Agreement contain the entire understanding between the parties relating to their subject matter. All prior and contemporaneous agreements and understandings, whether oral or written, are superseded by this Assignment and the Agreement. This Assignment may only be modified in writing executed by both Buyer and Seller. Nothing contained in this Assignment is intended to terminate or affect the validity of any of the representations or warranties contained in the Agreement.
8.    Joint and Several Liability. All obligations and liabilities of Buyer under this Assignment shall be joint and several as to each of the individuals or entities who compose Buyer.
9.    Miscellaneous. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, executors, administrators, successor-in-interest and assigns. If any term or provision of this Assignment shall be held invalid or unenforceable, the remainder of this Assignment shall not be affected. This Assignment shall be construed in accordance with and governed by the laws of the State of Illinois. Nothing in this Assignment shall impair, limit or lessen any of the rights of the parties with respect to the provisions of the Agreement which were intended to survive the Closing Date. Nothing in this Assignment, express or implied, is intended to confer upon any person or entity, other than the parties hereto and their respective successors and assigns, any rights or remedies.

IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed as of the date written above.
[Signature Pages to Follow]

SELLER:
_________________________________________
a ________________________________________
_________________________________________

BUYER:
_________________________________________
a ________________________________________
_________________________________________

EXHIBIT A
DESCRIPTION OF PROPERTY
[ATTACHED]

EXHIBIT B
DESCRIPTION OF TANGIBLE PROPERTY
[ATTACHED]

EXHIBIT C-1
LIST OF LEASES UNDER WHICH BUYER ASSUMES
OBLIGATIONS AFTER THE CLOSING DATE
[ATTACHED]

[This Schedule will include a list of all Leases which exist on the date of the Agreement, but specifically excluding the Leases listed on Schedule 1-1 and 1-2 of the Agreement.]

EXHIBIT C-2
LIST OF LEASES UNDER WHICH BUYER ASSUMES
OBLIGATIONS BEFORE AND AFTER THE CLOSING DATE
[ATTACHED]

[This Schedule will include a list of (a) all leasing costs set forth on Schedule 1-1 and 1-2 to the Agreement, if any, (b) all Leases entered into after the date of this Agreement in accordance with the terms of the Agreement, and (c) all Lease amendments, expansions and renewals entered into by Seller in accordance with the terms of the Agreement.]

EXHIBIT D-1
LIST OF CONTRACTS UNDER WHICH BUYER ASSUMES
OBLIGATIONS AFTER THE CLOSING DATE
[ATTACHED]

[This Schedule will include all Contracts set forth on Exhibit C-1 and Exhibit C-2 attached to the Agreement and any new service contracts entered into by Seller in accordance with the terms of the Agreement.]

EXHIBIT D-2
LIST OF CONTRACTS UNDER WHICH BUYER ASSUMES
OBLIGATIONS BEFORE AND AFTER THE CLOSING DATE
[ATTACHED]
[This Schedule will include any new construction contracts entered into by Seller in connection with the completion of any tenant improvement work for tenants under (a) the Leases set forth on Schedule 1-1 or 1-2 to the Agreement, (b) all Leases entered into after the date of the Agreement in accordance with the terms of the Agreement, and (c) all Lease amendments, expansions and renewals entered into by Seller in accordance with the terms of the Agreement.]

EXHIBIT G
Form of FIRPTA Affidavit
(Attached)

FIRPTA CERTIFICATE
__________________ (“Member”) is the sole owner of ________________ (“Seller”). Seller, a disregarded entity for U.S. tax purposes, is the transferor of certain real property more particularly described on Exhibit A attached hereto (the “Property”).
Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”) provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445 of the Code), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax will not be required in connection with the disposition of the Property pursuant to that certain Purchase and Sale Agreement and Escrow Instructions dated as of ______________, 2014, by and between ___________________, a __________ (“Buyer”) and Seller, the undersigned certifies the following on behalf of Member:
1.    Member is not a foreign corporation, foreign Company, foreign trust or foreign estate, as those terms are defined in the Code and the regulations promulgated thereunder;
2.    Member is not a disregarded entity as defined in Treasury Regulations §1.1445-2(b)(2)(iii),
3.    Member’s U.S. employer identification number is __________, and
4.    Member’s address is: 620 Newport Center Drive, Suite 1300, Newport Beach, California 92660.
It is understood that this certificate may be disclosed to the Internal Revenue Service and that any false statement contained herein could be punished by fine, imprisonment, or both.
Under penalties of perjury I declare that I have examined the foregoing certification and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Member.
Date: ________________, 2014
________________________________________

Exhibit A
Legal Description
(Attached)

EXHIBIT H
Form of Tenant Notice
(Attached)

NOTICE TO TENANTS
[Date]
[Project Name]
[Address]
[City/State/ZIP]
Dear Tenant:
Notice is hereby given to the tenants of 300 North LaSalle Street, Chicago, Illinois (the “Property”) that KBSII 300 NORTH LASALLE, LLC, a Delaware limited liability company (“Seller”), the current owner of the Property, has sold the Property to _____________________, a _____________________________ (“Buyer”) effective [date of takeover]. Buyer has assumed all of the obligations of landlord under your lease, including any obligations with respect to your security deposit, if any, which has been transferred to Buyer. All future notices, rents and payments to be made by you under your lease are to be made pursuant to separate payment instructions that will be delivered to you under separate cover by Buyer.
Sincerely,

“Seller”
_________________________________________
a ________________________________________
_________________________________________
“Buyer”
_________________________________________
a ________________________________________
_________________________________________

EXHIBIT I
List of Leases
(Attached)

Exhibit I
300 North LaSalle
List of Leases

Suite #	Tenant Name	Lease Date	Amendment One Date	Amendment Two Date	Amendment Three Date	Amendment Four Date	Amendment Five Date	Amendment Six Date	Amendment Seven Date	Amendment Eight Date	Amendment Nine Date	Amendment Ten Date	Amendment Eleven Date	Amendment Twelve Date	Amendment Thirteen Date	Amendment Fourteen Date
2285	KBS Realty Advisors, LLC	12/27/2013														
0010	Compass Group USA	5/9/2008	6/4/2009													
LL1	Hines Conference Center	2/27/2009														
100	Associated Bank	9/25/2007														
110	Shri Hari	8/1/2011														
5801	Shri Hari Storage Lease	9/1/2011														
150	Chicago Cut	1/21/2010														
5802	Chicago Cut Storage Space	9/14/2011														
200	River Branch Capital LLC	1/29/2010	7/8/2011													
4,6,5,7,9,10,11,12,13,14,21,23,24,25, 26,27,28,29,30,31,32,33,34,35,36,37, 38,39,500s,KEU,LL1S1	Kirkland and Ellis LLP	8/25/2005	6/26/2007	4/29/2008	7/29/2008	4/6/2009	8/6/2009	1/22/2014								
2100	McDonald Hopkins (sublease)	9/8/2009	2/21/2014													
1500	PSP Capital Partners	6/22/2011	8/17/2011													
4305S	PSP Capital Partners	6/30/2013														
16,001,700	Athene USA Corporation	7/29/2008	5/1/2009													
1600	Catamaran (sublease)	4/23/2012														
1700	HUB International (sublease)	11/7/2012														
LL3S1	Athene USA Corporation Storage Agreement	8/16/2010														
1825	Gerchen Keller Capital LLC	10/15/2013														
1850	Vestian Group	6/27/2010														
1875	Anchor Bolt	9/20/2011														
1900,1800	AlixPartners, LLP	4/23/2008	10/31/2008													
LL2S1	AlixPartners, LLP Storage Agreement	4/1/2009														
2000	Rotella Capital Management	8/21/2008														
LL2S2	Rotella Capital Management Storage Agreement	3/1/2009														
2025	Core Capital Management	9/17/2008														
2050	Ryan Inc	12/7/2009	11/12/2010													
2200	Sagent Advisors	5/31/2009														
2240	CSR America	10/31/2010														
2250	Longwood Credit Partners, LP (assigned to Bazaarvoice inc.)	9/25/2012														
2250	Bazaarvoice (assignment)	4/29/2013														
2260	River Point LLC	12/26/2011	4/15/2013													
4000,4950,5000,5100	Quarles and Brady LLP	1/29/2008	4/30/2009	3/1/2011												
4300	The Keystone Group	10/8/2009														
4350	Thoma Bravo LLC	12/8/2009														
4400,4500,4600,4700,4800	The Boston Consulting Group	11/12/2007	2/5/2008	2/20/2009												
4900	Waud Capital Partners LLC	5/7/2008	12/30/2009													
4925	Servcorp America LLC	12/22/2009														
5200,5300	Aurora Investment Management	11/2/2007														
5350	Moelis and Company	4/26/2010														
5350	Moelis Asset Management (assignment)	4/15/2014														
5400	Pfingsten Partners	12/30/2008														
5450	Stockbridge Capital Partners	10/5/2007	12/30/2008	5/1/2009												
5425	Cupps Capital Management (sublease)	12/6/2010														
5525	Molo Lamken LLP	11/16/2012														
5575,5550	Enmos USA Corp	12/20/2012														
5700,5500,5600,5808	GTCR	8/17/2006	2/6/2008	12/30/2008	5/27/2009											
2280,4200S,5804,5806,5807,LL3S4	Hines Property Management	1/30/2009	7/29/2010	10/21/2013												
TELE1	Level 3 Communications	3/13/2009														
	Level 3 Communications Letter Agreement	12/6/2012														
TELE2	Reliance Globalcom Services	3/31/2009														
TELE3	Verizon Business	6/18/2009														
TELE3	Verizon Business	1/24/2014														
TELE4	Sidera Networks LLC	3/1/2009														
TELE5	Cogent Communications	11/1/2011														
TELE6	Comcast Cable Communications	11/1/2012														
TELE7	New Cingular Wireless PCS	4/1/2013														
TELE8	TW Telecom of Illinois	5/9/2013

EXHIBIT J
Form of Assignment and Assumption of Purchase Agreement
(Attached)

ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT
This Assignment and Assumption of Purchase Agreement (“Assignment”) is entered into between _________________________, a ___________________________ (“Assignor”), and _________________________, a ___________________ (“Assignee”), as of _________, 20__ (“Effective Date”).
RECITALS
A.    Pursuant to the terms of that certain [Purchase and Sale Agreement] effective as of _________, 20__, by and between _____________________, as seller, and ____________, as buyer ([as amended,] the “Purchase Agreement”), Assignor agreed to acquire the Property (as such term is defined in the Purchase Agreement) commonly referred to as _________________________________.
B.    Assignor desires to assign, without recourse, representation or warranty, all of its rights, benefits, liabilities and obligations arising under the Purchase Agreement (and related documents) to Assignee, and Assignee desires to assume all of said rights, benefits, liabilities and obligations.
NOW, THEREFORE, in consideration of the foregoing promises, the mutual undertakings of the parties set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree as follows:
1.Recitals. The above recitals are incorporated herein by reference.
2.Assignment and Assumption. Assignor hereby transfers, assigns and conveys, without recourse, representation or warranty, express or implied, all of Assignor’s rights, interests, liabilities and obligations in and to the Property, and all of Assignor’s rights, interests, liabilities and obligations under the Purchase Agreement (and related documents) to acquire same to Assignee. Assignee hereby assumes all such rights, interests, liabilities and obligations, and joins in all representations, warranties, releases, and indemnities, of Assignor under the Purchase Agreement (and related documents) relating to such Property and the Purchase Agreement (and related documents) assigned to it above.
3.Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the parties’ successors and assigns.
4.Attorneys’ Fees. In the event any party institutes any action or proceeding against the other party with regard to this Assignment, the prevailing party of such action shall be entitled to recover from the nonprevailing party (in addition to all other remedies provided by law) its attorneys’ fees and costs incurred in such action or proceeding.
5.Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. Each counterpart may be delivered by facsimile transmission. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto.
[Signatures to Follow]

Executed as of the date set forth above.

ASSIGNOR:

[__________________________,
a _____________________________

By:
Name:
Its:                    ]

ASSIGNEE:

[__________________________,
a _____________________________

By:
Name:
Its:                    ]

EXHIBIT K
Proforma Title Policy
(Attached)

May 15, 2014

YOUR REF: **300 North LaSalle**
OUR NO.: C18387927

Attached is your **ALTA PROFORMA Owners policy 2006** policy of title Insurance, per your instructions.

Sincerely,

Amy

Amy S. Musselman
Senior National Coordinator,
Assistant Vice President
National Commercial Services
Commonwealth Land Title / Lawyers Title
888 S. Figueroa Street, Suite 2100
Los Angeles, CA 90017
(213) 330-3041 Direct
(213) 330-3085 Fax
asmusselman@cltic.com

Commonwealth Lawyers Title

Issuing Policies of Commonwealth Land Title Insurance Company and continuing to service Lawyers Title transactions

Encls.

888 S. Figueroa St, #2100 • Los Angeles, CA 90017
Phone: (213) 330-3041 • Fax: (213) 627-8722

PROFORMA POLICY OF TITLE INSURANCE

ISSUED BY

Commonwealth Land Title Insurance Company

SCHEDULE A

Amount of Insurance: $**850,000,000** Policy/File No.: C18387927

Date of Policy: **date and time of recording of deed**

1. Name of Insured:

   300 North LaSalle LLC, a Delaware limited liability company

2. The estate or interest in the described herein and which is covered by this policy:

   FEE, UNLESS OTHERWISE NOTED

3. The estate or interest referred to herein is at Date of Policy vested in:

   300 North LaSalle LLC, a Delaware limited liability company

4. THE LAND HEREIN DESCRIBED IS ENCUMBERED BY THE FOLLOWING MORTGAGE OR TRUST DEED AND ASSIGNMENTS:

   NONE

ALTA Owner's Policy 2006

Page 1

File No.: SLC**05007211**

EXHIBIT "B" Continued

AND

PARCEL 4:

RIGHT TO USE THE WESTERLY 5 FEET OF THE PRIVATE ALLEY AS CREATED BY AGREEMENT

BETWEEN MATTHEW LAFLIN, AND OTHERS AND WESTERN WAREHOUSING COMPANY DATED NOVEMBER 18, 1886 AND RECOREDED DECEMBER 4, 1886 AS DOCUMENT NUMBER 778847, OVER A STRIP OF LAND EXTENDING FROM WEST CARROLL AVENUE SOUTH TO A POINT 20 FEET FROM THE RIVER FRONT.

ALTA Owner's Policy 2006

Page 3

File No.: C18387927

SCHEDULE B

EXCEPTIONS FROM COVERAGE

THIS POLICY DOES NOT INSURE AGAINST LOSS OR DAMAGE, THE COMPANY WILL NOT PAY COSTS, ATTORNEY'S FEES OR EXPENSES THAT ARISE BY REASON OF:

Part One:

GENERAL EXCEPTIONS:

(1) RIGHTS OR CLAIMS OF PARTIES IN POSSESSION NOT SHOWN BY PUBLIC RECORDS.

(2) ANY ENCROACHMENT, ENCUMBRANCE, VIOLATION, VARIATION, OR ADVERSE CIRCUMSTANCE AFFECTING THE TITLE THAT WOULD BE DISCLOSED BY AN ACCURATE AND COMPLETE LAND SURVEY OF THE LAND.

(3) EASEMENTS, OR CLAIMS OF EASEMENTS, NOT SHOWN BY PUBLIC RECORDS.

(4) ANY LIEN, OR RIGHT TO A LIEN, FOR SERVICES, LABOR OR MATERIAL HERETOFORE OR HEREAFTER FURNISHED, IMPOSED BY LAW AND NOT SHOWN BY THE PUBLIC RECORDS.

(5) TAXES OR SPECIAL ASSESSMENTS WHICH ARE NOT SHOWN AS EXISTING LIENS BY THE PUBLIC RECORDS.

Part Two:

1. **TAXES FOR THE YEAR(S) 2013 Final Installment AND 2014**

   2014 TAXES ARE NOT YET DUE OR PAYABLE.

   1A.

   NOTE: 2013 FINAL INSTALLMENT NOT YET DUE OR PAYABLE

PERM TAX#	**PCL**
17-09-405-004-0000	**1 OF 2**

ALTA Owner's Policy 2006

Page 4

File No.: C18387927

17-09-405-008-0000 2 OF 2

THIS TAX NUMBER AFFECTS PART OF PARCEL IN QUESTION.

2. THE LAND LIES WITHIN THE BOUNDARIES OF A SPECIAL SERVICE AREA AS DISCLOSED BY ORDINANCE RECORDED FEBRUARY 29, 1991 AS DOCUMENT 91075841, AND IS SUBJECT TO ADDITIONAL TAXES UNDER THE TERMS OF SAID ORDINANCE AND SUBSEQUENT RELATED ORDINANCES.

   NOTE: THERE IS NO TAX CURRENTLY DUE OR PAYABLE.

3. RIGHTS OF PARTIES IN POSSESSION, AS TENANTS ONLY, UNDER UNRECORDED LEASES AS SHOWN ON A RENT ROLL, DATED ____, 2014 WHICH RIGHTS DO NOT INCLUDE ANY RIGHTS OF FIRST REFUSAL OR OPTIONS TO PURCHASE ALL OR ANY PORTION OF THE INSURED LAND.

   TENANTS CONTAINED IN RENT ROLL ARE AS FOLLOWS:

   RENT ROLL ATTACHED AS EXHIBIT N TO PURCHASE AGREEMENT

4. RIGHT OF KIRKLAND & ELLIS LLP AS TENANT ONLY UNDER AN UNRECORDED LEASE AS DISCLOSED BY THE SHORT FORM LEASE DATED NOVEMBER 9, 2005 AS DOCUMENT NO. 0532643335, WHICH RIGHT DOES NOT INCLUDE ANY RIGHT OF FIRST REFUSAL OR

   OPTION TO PURCHASE ALL OR ANY PORTION OF THE INSURED LAND.

ALTA Owner's Policy 2006

Page 5

File No.: C18387927

5. POSSIBLE RIGHTS AND INTEREST OF DEPARTMENT OF PUBLIC WORKS WITH RESPECT TO UNDERGROUND FREIGHT TUNNELS AS DISCLOSED BY LETTER DATED JUNE 4, 1984 AND FREIGHT TUNNEL ATLAS ATTACHED THERETO, WHICH IS ALSO SHOWN ON THE PLAT OF SURVEY MADE BY NATIONAL SURVEY SERVICE, INC., DATED MARCH 15, 1991, RECORDED AS ORDER NO. N-116015, AND ON PLAT OF SURVEY MADE BY NATIONAL SURVEY SERVICE, INC., DATED MARCH 23, 2010, LAST REVISED ______, 2014, AS ORDER NO. N-128253, PAGES 1 AND 2, "LOWER LEVEL."

(AFFECTS PARCEL 1)

6. POSSIBLE RIGHTS AND INTEREST OF WESTERN UNION TELEGRAPH COMPANY AS DISCLOSED BY LETTER DATED MAY 24, 1984 AND RECORDED PLAT ATTACHED THERETO.

(AFFECTS PARCEL 1)

7. EASEMENT RESERVED BY THE CITY OF CHICAGO IN THE ORDINANCE OF VACATION, A

COPY OF WHICH WAS RECORDED MAY 17, 1984 AS DOCUMENT 27090087, FOR THE

BENEFIT OF THE COMMONWEALTH EDISON COMPANY, THE ILLINOIS BELL TELEPHONE COMPANY, AND WESTERN UNION, TO OPERATE, MAINTAIN, CONSTRUCT, REPLACE, AND RENEW OVERHEAD POLES, WIRES, AND ASSOCIATED EQUIPMENT AND UNDERGROUND CONDUIT, CABLES, AND ASSOCIATED EQUIPMENT FOR THE TRANSMISSION AND DISTRIBUTION OF ELECTRICAL ENERGY AND TELEPHONIC AND ASSOCIATED SERVICES UNDER, OVER, AND ALONG ALL OF WEST CARROLL AVENUE AS THEREIN VACATED.

(AFFECTS PARCELS 1 AND 3)

8. EASEMENT FOR PRIVATE ALLEY IN, OVER AND UPON THE WEST 5 FEET OF THE EAST 79 FEET 1-1/2 INCHES OF LOT 3 IN BLOCK 4 IN ORIGINAL TOWN OF CHICAGO RUNNING

SOUTH FROM NORTH WATER STREET TO A POINT 20 FEET NORTH FROM THE RIVER

CREATED BY AGREEMENT BETWEEN MATTHEW LAFLIN, AND OTHERS AND WESTERN

ALTA Owner's Policy 2006

Page 6

File No.: C18387927

WAREHOUSING COMPANY DATED NOVEMBER 18, 1886 AND RECORDED DECEMBER 4, 1886 AS DOCUMENT 778847 IN BOOK 2004 PAGE 359, AS DEPICTED ON THE PLAT OF SURVEY MADE BY NATIONAL SURVEY SERVICE, INC., DATED MARCH 23, 2010, LAST REVISED _____, 2014 , AS ORDER NO. N-128253.

RIGHTS OF THE ADJOINING OWNER OR OWNERS TO THE CONCURRENT USE OF THE RIGHT OF USE, DESCRIBED IN SCHEDULE A, AS PARCEL 4;

(AFFECTS THE WEST 5 FEET OF THE EAST 79 FEET 1.5 INCHES OF LOT 3 OF BLOCK 4

OF ORIGINAL TOWN OF CHICAGO, AFORESAID, AND ALSO AFFECTS A 5-FOOT STRIP WEST AND ADJOINING THERETO, SAID STRIP NOT INCLUDED IN LAND INSURED HEREIN)

9. A 10-FOOT STRIP FOR OPEN WHARF AS CREATED BY VACATION ORDINANCE RECORDED MAY 17, 1984 AS DOCUMENT 27090087.

(AFFECTS THE SOUTH 10 FEET OF PARCEL 2)

10. THE EASEMENT SHOWN IN SCHEDULE A AS PARCEL 4 IS SUBJECT TO THE FOLLOWING MATTERS BY PLAT OF SURVEY MADE BY NATIONAL SURVEY SERVICE, INC., DATED MARCH 23, 2010, LAST REVISED ____, 2014, AS ORDER NO. N-128253:

1) ENCROACHMENT OF THE 11 STORY BRICK AND GLASS BUILDING;

2) ENCROACHMENT OF THE METAL STAIRS AND LANDINGS;

3) ENCROACHMENT OF THE 1.00 FOOT WIDE SIGN;

4) ENCROACHMENT OF THE CONCRETE PAD WITH GENERATOR;

5) ENCROACHMENT OF THE OVERHEAD CONCRETE WALK WITH METAL RAILING; AND
6) ENCROACHMENT OF THE 9 STORY BRICK BUILDING, WITH METAL AND GLASS SECTION AT ROOF;

ALTA Owner's Policy 2006

Page 7

File No.: C18387927

11. THE FOLLOWING MATTERS DISCLOSED BY PLAT OF SURVEY MADE BY NATIONAL SURVEY SERVICE, INC., DATED MARCH 23, 2010, LAST REVISED ____, 2014, AS ORDER NO. N-128253:

(1) ENCROACHMENT OF BRICK FACING ONTO THE PROPERTY EAST OF AND ADJOINING BY APPRIXIMATELY 0.27 FEET;

(2) ENCROACHMENT OF THE CONCRETE PART OF PRIVATE ALLEY LOCATED MAINLY ON THE LAND ONTO THE NORTH DOCK LINE OF THE CHICAGO RIVER BY APPROXIMATELY 0.07 FEET, AND OVER PROPERTY WEST AND ADJOINING BY 0.31 FEET;

(3) ENCROACHMENT OF THE CONCRETE WALL OVER THE NORTH DOCK LINE OF THE CHICAGO RIVER BY 0.16 FEET, AND OF ANOTHER CONCRETE WALL OVER THE NORTH DOCK LINE OF THE CHICAGO RIVER BY 0.13 FEET TO 0.96 FEET.

(4) Intentionally deleted

12. ANY LIEN, OR RIGHT TO A LIEN, FOR SERVICES, LABOR OR MATERIAL, HERETOFORE OR HEREAFTER FURNISHED RESULTING FROM CONTRACTS TENANTS HAD ENTERED INTO, IMPOSED BY LAW AND NOT SHOWN BY THE PUBLIC RECORDS RECORDED SUBSEQUENT TO THE DATE OF POLICY AND LIENS RESULTING FROM THE SPECIFIC CONTRACTS FOR WHICH A CREDIT HAS BEEN GIVEN TO INSURED FOR THE FOLLOWING [LIST CONTRACT FOR WHICH BUYER WILL RECEIVE CREDITS PURSUANT TO SECTION 7.1(n) OF THE PURCHASE AGREEMENT]

ALTA Owner's Policy 2006

Page 8

PROFORMA ENDORSEMENT

ATTACHED TO POLICY NO. C18387927
ISSUED BY
Commonwealth Land Title Insurance Company

PLAT ACT ENDORSEMENT

THE COMPANY HEREBY INSURES THE INSURED AGAINST LOSS OR DAMAGE WHICH THE INSURED SHALL SUSTAIN IN THE EVENT THAT, AT DATE OF POLICY:

(1) THE LAND DESCRIBED IN SCHEDULE A MAY NOT BE SOLD OR CONVEYED AS A SEPARATE PARCEL WITHOUT FURTHER SUBDIVISION; AND

(2) A CONVEYANCE OF THE LAND DESCRIBED IN SCHEDULE A AS A SINGLE PARCEL IS IN VIOLATION OF THE PLAT ACT, 765 ILCS 205/1 ET SEQ.

THIS ENDORSEMENT IS MADE A PART OF THE POLICY AND IS SUBJECT TO ALL OF THE TERMS AND PROVISIONS THEREOF AND OF ANY PRIOR ENDORSEMENTS THERETO. EXCEPT TO THE EXTENT EXPRESSLY STATED, IT NEITHER MODIFIES ANY OF THE TERMS AND PROVISIONS OF THE POLICY AND ANY PRIOR ENDORSEMENTS, NOR DOES IT EXTEND THE EFFECTIVE DATE OF THE POLICY AND ANY PRIOR ENDORSEMENTS, NOR DOES IT INCREASE THE FACE AMOUNT THEREOF.

Dated: PROFORMA

by: Lynn M. Riedel

Authorized Signatory

American Land Title Association

Endorsement 23-06 (Co-Insurance – Single Policy)
Revised 10/16//08
2006 ALTA Owner's/Loan Policy

Issued by

COMMONWEALTH LAND TITLE INSURANCE COMPANY

("Issuing Co-Insurer")

CO-INSURANCE ENDORSEMENT

Attached to and made a part of Issuing Co-Insurer's Policy No. ________________ ("Co-Insurance Policy"). Each title insurance company executing this Co-Insurance Endorsement, other than the Issuing Co-Insurer, shall be referred to as a "Co-Insurer." Issuing Co-Insurer and each Co-Insurer are collectively referred to as "Co-Insuring Companies."

1. By issuing this endorsement to the Co-Insurance Policy, each of the Co-Insuring Companies adopts the Co-Insurance Policy's Covered Risks, Exclusions, Conditions, Schedules and endorsements, subject to the limitations of this endorsement.

Co-Insuring Companies	Name and Address	Policy Number [File Number]	Amount of Insurance	Percentage of Liability
Commonwealth Land Title			$ $352,500,000	41.47%
First American			$ 497,500,000	58.53%
Aggregate Amount of Insurance			$ 850,000.000	

2. Each of the Co-Insuring Companies shall be liable to the Insured only for its Percentage of Liability of: (a) the total of the loss or damage under the Co-Insurance Policy, but in no event greater than its respective Amount of Insurance set forth in this endorsement; and (b) costs, attorneys' fees and expenses provided for in the Conditions.

3. Any notice of claim and any other notice or statement in writing required to be given under the Co-Insurance Policy must be given to each of the Co-Insuring Companies at its address set forth above.

4. Any endorsement to the Co-Insurance Policy issued after the date of this Co-Insurance Endorsement must be signed by each of the Co-Insuring Companies by its authorized officer or agent.

5. This Co-Insurance Endorsement is effective as of the Date of Policy of the Co-Insurance Policy. This Co-Insurance Endorsement may be executed in counterparts.

American Land Title Association **Endorsement 23-06 (Co-Insurance – Single Policy)**
Revised 10/16//08
2006 ALTA Owner's/Loan Policy

This endorsement is issued as part of the Coinsurance Policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

DATED: ______________

Issuing Co-Insurer:

Commonwealth Land Title Insurance Company

By: __________________________

Co-Insurer:

First American Title Insurance Company

By: _____________________________

PROFORMA ENDORSEMENT

ATTACHED TO POLICY NO. C18387927
ISSUED BY
Commonwealth Land Title Insurance Company

ALTA ENDORSEMENT FORM 17-06

THE COMPANY INSURES AGAINST LOSS OR DAMAGE SUSTAINED BY THE INSURED IF, AT DATE OF POLICY (I) THE LAND DOES NOT ABUT AND HAVE BOTH ACTUAL VEHICULAR AND PEDESTRIAN ACCESS TO AND FROM N. LASALLE STREET (THE "STREET"), OR (II) THE STREET IS NOT PHYSICALLY OPEN AND PUBLICLY MAINTAINED.

THIS ENDORSEMENT IS ISSUED AS PART OF THE POLICY. EXCEPT AS IT EXPRESSLY STATES, IT DOES NOT (I) MODIFY ANY OF THE TERMS AND PROVISIONS OF THE POLICY, (II) MODIFY ANY PRIOR ENDORSEMENTS, (III) EXTEND THE DATE OF POLICY, OR (IV) INCREASE THE AMOUNT OF INSURANCE. TO THE EXTENT A PROVISION OF THE POLICY OR A PREVIOUS ENDORSEMENT IS INCONSISTENT WITH AN EXPRESS PROVISION OF THIS ENDORSEMENT, THIS ENDORSEMENT CONTROLS. OTHERWISE, THIS ENDORSEMENT IS SUBJECT TO ALL OF THE TERMS AND PROVISIONS OF THE POLICY AND OF ANY PRIOR ENDORSEMENTS.

Dated: PROFORMA

by: Lynn M. Riddle

Authorized Signatory

PROFORMA ENDORSEMENT

ATTACHED TO POLICY NO. C18387927
ISSUED BY
Commonwealth Land Title Insurance Company

ALTA ENDORSEMENT FORM 19-06 (MODIFIED)

THE COMPANY INSURES AGAINST LOSS OR DAMAGE SUSTAINED BY THE INSURED BY REASON OF:

1. THE FAILURE THE NORTHERLY BOUNDARY LINE OF PARCEL 2 OF THE LAND TO BE CONTIGUOUS TO THE SOUTHERLY BOUNDARY LINE OF PARCEL 1; OF THE NORTHERLY BOUNDARY OF PARCEL 1 OF THE LAND TO BE CONTIGUOUS TO THE SOUTHERLY BOUNDARY OF PARCEL 3; OF THE EASTERLY BOUNDARY OF PARCEL 4 OF THE LAND TO BE CONTIGUOUS TO THE WESTERLY BOUNDARY OF PARCEL 3; -
OR

2. THE PRESENCE OF ANY GAPS, STRIPS, OR GORES SEPARATING ANY OF THE CONTIGUOUS BOUNDARY LINES DESCRIBED ABOVE.

THIS ENDORSEMENT IS ISSUED AS PART OF THE POLICY. EXCEPT AS IT EXPRESSLY STATES, IT DOES NOT (I) MODIFY ANY OF THE TERMS AND PROVISIONS OF THE POLICY, (II) MODIFY ANY PRIOR ENDORSEMENTS, (III) EXTEND THE DATE OF POLICY, OR (IV) INCREASE THE AMOUNT OF INSURANCE. TO THE EXTENT A PROVISION OF THE POLICY OR A PREVIOUS ENDORSEMENT IS INCONSISTENT WITH AN EXPRESS PROVISION OF THIS ENDORSEMENT, THIS ENDORSEMENT CONTROLS. OTHERWISE, THIS ENDORSEMENT IS SUBJECT TO ALL OF THE TERMS AND PROVISIONS OF THE POLICY AND OF ANY PRIOR ENDORSEMENTS.

Dated: PROFORMA

by: Lynn M. Riedel

Authorized Signatory

PROFORMA ENDORSEMENT

ATTACHED TO POLICY NO. C18387927
ISSUED BY
Commonwealth Land Title Insurance Company

P.I.N ENDORSEMENT 1A

THE COMPANY HEREBY INSURES THE INSURED AGAINST LOSS OR DAMAGE WHICH THE INSURED SHALL SUSTAIN BY REASON OF ANY INACCURACIES IN THE FOLLOWING ASSURANCES:

(1) AT DATE OF POLICY, THE LAND DESCRIBED IN SCHEDULE A, TAKEN AS A TRACT, CONSTITUTES 2 PARCELS FOR REAL ESTATE TAX PURPOSES, EACH OF WHICH PARCELS IS SEPARATE AND APART FROM ANY OTHER LAND; AND

(2) AT DATE OF POLICY, THE LAND DESCRIBED IN SCHEDULE A IS ASSESSED FOR REAL ESTATE TAX PURPOSES UNDER THE FOLLOWING PERMANENT INDEX NUMBERS, AND EACH OF SAID PERMANENT INDEX NUMBERS AFFECTS ONLY A PORTION OF THE LAND INSURED HEREIN AND NO OTHER LAND:
17-09-405-004-0000
17-09-405-008-0000

THIS ENDORSEMENT IS MADE A PART OF THE POLICY AND IS SUBJECT TO ALL OF THE TERMS AND PROVISIONS THEREOF AND OF ANY PRIOR ENDORSEMENTS THERETO. EXCEPT TO THE EXTENT EXPRESSLY STATED, IT NEITHER MODIFIES ANY OF THE TERMS AND PROVISIONS OF THE POLICY AND ANY PRIOR ENDORSEMENTS, NOR DOES IT EXTEND THE EFFECTIVE DATE OF THE POLICY AND ANY PRIOR ENDORSEMENTS, NOR DOES IT INCREASE THE FACE AMOUNT THEREOF. ~

Dated: PROFORMA

by: Lynn M. Riedel

Authorized Signatory

PROFORMA ENDORSEMENT

ATTACHED TO POLICY NO. C18387927
ISSUED BY
Commonwealth Land Title Insurance Company

ALTA ENDORSEMENT FORM 3.1-06 – MODIFIED

1. THE COMPANY INSURES AGAINST LOSS OR DAMAGE SUSTAINED BY THE INSURED IN THE EVENT THAT, AT DATE OF POLICY,
   A. ACCORDING TO APPLICABLE ZONING ORDINANCES AND AMENDMENTS, THE LAND IS NOT CLASSIFIED ZONE BUSINESS PLANNED DEVELOPMENT NUMBER 996.
   B. THE FOLLOWING USE OR USES ARE NOT ALLOWED UNDER THAT CLASSIFICATION:

      OFFICE
      AND ALL OTHER DC16 DOWNTOWN CORE DISTRICT USES
      PARKING
      BOAT DOCKS
      ACCESSORY AND RELATED USES;

   C. THERE SHALL BE NO LIABILITY UNDER THIS PARAGRAPH 1.B. IF THE USE OR USES ARE NOT ALLOWED AS THE RESULT OF ANY LACK OF COMPLIANCE WITH ANY CONDITIONS, RESTRICTIONS, OR REQUIREMENTS CONTAINED IN THE ZONING ORDINANCES AND AMENDMENTS, INCLUDING BUT NOT LIMITED TO THE FAILURE TO SECURE NECESSARY CONSENTS OR AUTHORIZATIONS AS A PREREQUISITE TO THE USE OR USES. THIS PARAGRAPH 1.C. DOES NOT MODIFY OR LIMIT THE COVERAGE PROVIDED IN COVERED RISK 5.

2. THE COMPANY FURTHER INSURES AGAINST LOSS OR DAMAGE SUSTAINED BY THE INSURED BY REASON OF A FINAL DECREE OF A COURT OF COMPETENT JURISDICTION

   A. PROHIBITING THE USE OF THE LAND, WITH ANY EXISTING STRUCTURE, AS INSURED IN PARAGRAPH 1.B.; OR
   B. REQUIRING THE REMOVAL OR ALTERATION OF THE STRUCTURE ON THE BASIS THAT, AT DATE OF POLICY, THE ZONING ORDINANCES AND AMENDMENTS HAVE BEEN VIOLATED WITH RESPECT TO ANY OF THE FOLLOWING MATTERS:

      I. AREA, WIDTH, OR DEPTH OF THE LAND AS A BUILDING SITE FOR THE STRUCTURE
      II. FLOOR SPACE AREA OF THE STRUCTURE
      III. SETBACK OF THE STRUCTURE FROM THE PROPERTY LINES OF THE LAND
      IV. HEIGHT OF THE STRUCTURE,
      V. NUMBER OF PARKING SPACES, OR
      VI. NUMBER OF LOADING BERTHS.

3. THERE SHALL BE NO LIABILITY UNDER THIS ENDORSEMENT BASED ON

A. THE INVALIDITY OF THE ZONING ORDINANCES AND AMENDMENTS UNTIL AFTER A FINAL DECREE OF A COURT OF COMPETENT JURISDICTION ADJUDICATING THE INVALIDITY, THE EFFECT OF WHICH IS TO PROHIBIT THE USE OR USES;

B. THE REFUSAL OF ANY PERSON TO PURCHASE, LEASE OR LEND MONEY ON THE ESTATE OR INTEREST COVERED BY THIS POLICY.

THIS ENDORSEMENT IS ISSUED AS PART OF THE POLICY. EXCEPT AS IT EXPRESSLY STATES, IT DOES NOT (I) MODIFY ANY OF THE TERMS AND PROVISIONS OF THE POLICY, (II) MODIFY ANY PRIOR ENDORSEMENTS, (III) EXTEND THE DATE OF POLICY, OR (IV) INCREASE THE AMOUNT OF INSURANCE. TO THE EXTENT A PROVISION OF THE POLICY OR A PREVIOUS ENDORSEMENT IS INCONSISTENT WITH AN EXPRESS PROVISION OF THIS ENDORSEMENT, THIS ENDORSEMENT CONTROLS. OTHERWISE, THIS ENDORSEMENT IS SUBJECT TO ALL OF THE TERMSAND PROVISIONS OF THE POLICY AND OF ANY PRIOR ENDORSEMENTS.

Dated: PROFORMA

by: Lynn M. Riddle

Authorized Signatory

PROFORMA ENDORSEMENT

ATTACHED TO POLICY NO. C18387927
ISSUED BY
Commonwealth Land Title Insurance Company

SPECIAL ENDORSEMENT

THE COMPANY INSURES AGAINST LOSS OR DAMAGE SUSTAINED BY THE INSURED BY REASON OF THE FAILURE OF A OFFICE BUILDING KNOWN AS 300 N. LASALLE CHICAGO, ILLINOIS TO BE LOCATED ON THE LAND AT DATE OF POLICY.

THIS ENDORSEMENT IS MADE A PART OF THE POLICY AND IS SUBJECT TO ALL OF THE TERMS AND PROVISIONS THEREOF AND OF ANY PRIOR ENDORSEMENTS THERETO. EXCEPT TO THE EXTENT EXPRESSLY STATED, IT NEITHER MODIFIES ANY OF THE TERMS AND PROVISIONS OF THE POLICY AND ANY PRIOR ENDORSEMENTS, NOR DOES IT EXTEND THE EFFECTIVE DATE OF THE POLICY AND ANY PRIOR ENDORSEMENTS, NOR DOES IT INCREASE THE FACE AMOUNT THEREOF.

Dated: PROFORMA

by: Lynn M. Riede

Authorized Signatory

American Land Title Association

Endorsement 9.2-06
(Covenants, Conditions and Restrictions –
Improved Land – Owner's Policy)
Revised 04-02-12

ENDORSEMENT

Attached to Policy No. 2010 C18387927 CWF

Issued by

COMMONWEALTH LAND TITLE INSURANCE COMPANY

1. The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.
2. For the purposes of this endorsement only,
   a. "Covenant" means a covenant, condition, limitation or restriction in a document or instrument in effect at Date of Policy.
   b. "Improvement" means a building, structure located on the surface of the Land, road, walkway, driveway, or curb, affixed to the Land at Date of Policy and that by law constitutes real property, but excluding any crops, landscaping, lawn, shrubbery, or trees.
3. The Company insures against loss or damage sustained by the Insured by reason of:
   a. A violation on the Land at Date of Policy of an enforceable Covenant, unless an exception in Schedule B of the policy identifies the violation;
   b. Enforced removal of an Improvement as a result of a violation, at Date of Policy, of a building setback line shown on a plat of subdivision recorded or filed in the Public Records, unless an exception in Schedule B of the policy identifies the violation; or
   c. A notice of a violation, recorded in the Public Records at Date of Policy, of an enforceable Covenant relating to environmental protection describing any part of the Land and referring to that Covenant, but only to the extent of the violation of the Covenant referred to in that notice, unless an exception in Schedule B of the policy identifies the notice of the violation.
4. This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:
   a. any Covenant contained in an instrument creating a lease;
   b. any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land; or
   c. except as provided in Section 3.c., any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances.

AMERICAN LAND TITLE ASSOCIATION

Copyright 2006-2012 American Land Title Association. All rights reserved.

The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

American Land Title Association

Endorsement 9.2-06
(Covenants, Conditions and Restrictions –
Improved Land – Owner's Policy)
Revised 04-02-12

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

COMMONWEALTH LAND TITLE INSURANCE COMPANY

By: ______________________________
Authorized Signatory

AMERICAN LAND TITLE ASSOCIATION

Copyright 2006-2012 American Land Title Association. All rights reserved.

The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association

PROFORMA ENDORSEMENT

ATTACHED TO POLICY NO. C18387927
ISSUED BY
Commonwealth Land Title Insurance Company

UTILITY FACILITY ENDORSEMENT

THE COMPANY HEREBY INSURES THE INSURED AGAINST LOSS OR DAMAGE WHICH SAID INSURED SHALL SUSTAIN IN THE EVENT THAT, AT DATE OF POLICY:
WATER, GAS, ELECTRIC, TELEPHONE, STORM SEWER AND SANITARY SEWER SERVICES ARE NOT AVAILABLE TO THE LAND DESCRIBED IN SCHEDULE A EITHER OVER, UNDER OR UPON PUBLIC RIGHTS OF WAY DIRECTLY ADJACENT TO SAID LAND OR OVER, UNDER OR UPON AN EASEMENT (NOT TERMINABLE BY THE GRANTOR THEREOF OR BY HIS HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS OR ASSIGNS) FOR THE BENEFIT OF SAID LAND THAT CONNECTS TO PUBLIC RIGHTS OF WAY.

THIS ENDORSEMENT IS MADE A PART OF THE POLICY AND IS SUBJECT TO ALL OF THE TERMS

AND PROVISIONS THEREOF AND OF ANY PRIOR ENDORSEMENTS THERETO. EXCEPT TO THE EXTENT EXPRESSLY STATED, IT NEITHER MODIFIES ANY OF THE TERMS AND PROVISIONS OF THE POLICY AND ANY PRIOR ENDORSEMENTS, NOR DOES IT EXTEND THE EFFECTIVE DATE OF THE POLICY AND ANY PRIOR ENDORSEMENTS, NOR DOES IT INCREASE THE FACE AMOUNT THEREOF.

Dated: PROFORMA

by: Lynn M. Riedel

Authorized Signatory

PROFORMA ENDORSEMENT

ATTACHED TO POLICY NO. C18387927
ISSUED BY
Commonwealth Land Title Insurance Company

ENCROACHMENT ENDORSEMENT (GENERAL)

THE COMPANY HEREBY INSURES THE INSURED AGAINST LOSS OR DAMAGE WHICH THE INSURED SHALL SUSTAIN BY REASON OF THE ENTRY OF ANY FINAL JUDGMENT BY A COURT OF COMPETENT JURISDICTION, DENYING THE RIGHT TO MAINTAIN THE IMPROVEMENTS AS NOW LOCATED ON THE LAND, BECAUSE OF THE ENCROACHMENT(S) AS NOTED IN SCHEDULE B AT EXCEPTION 11(1).

THIS ENDORSEMENT IS MADE A PART OF THE POLICY AND IS SUBJECT TO ALL OF THE TERMS AND PROVISIONS THEREOF AND OF ANY PRIOR ENDORSEMENTS THERETO. EXCEPT TO THE EXTENT EXPRESSLY STATED, IT NEITHER MODIFIES ANY OF THE TERMS AND PROVISIONS OF THE POLICY AND ANY PRIOR ENDORSEMENTS, NOR DOES IT EXTEND THE EFFECTIVE DATE OF THE POLICY AND ANY PRIOR ENDORSEMENTS, NOR DOES IT INCREASE THE FACE AMOUNT THEREOF.

Dated: PROFORMA

by: Lynn M. Riddle

Authorized Signatory

PROFORMA ENDORSEMENT

ATTACHED TO POLICY NO. C18387927
ISSUED BY
Commonwealth Land Title Insurance Company

ENCROACHMENT ENDORSEMENT (MUNICIPALITY)

THE COMPANY HEREBY INSURES THE INSURED AGAINST LOSS OR DAMAGE WHICH THE INSURED SHALL SUSTAIN BY REASON OF THE ENTRY OF ANY COURT ORDER OR JUDGMENT WHICH CONSTITUTES A FINAL DETERMINATION AND DENIES THE RIGHT TO MAINTAIN THE EXISTING IMPROVEMENTS ON THE LAND SPECIFICALLY SET FORTH AT EXCEPTION LETTER 11(2) AND 11(3) OF SCHEDULE B (ONTO ADJOINING LAND). THIS ENDORSEMENT, HOWEVER, DOES NOT INSURE AGAINST LOSS OR DAMAGE RESULTING FROM ANY LICENSE FEE WHICH MAY BE IMPOSED BY THE MUNICIPALITY FOR THE CONTINUED MAINTENANCE OF SAID IMPROVEMENTS.

THIS ENDORSEMENT IS MADE A PART OF THE POLICY AND IS SUBJECT TO ALL OF THE TERMS AND PROVISIONS THEREOF AND OF ANY PRIOR ENDORSEMENTS THERETO. EXCEPT TO THE EXTENT EXPRESSLY STATED, IT NEITHER MODIFIES ANY OF THE TERMS AND PROVISIONS OF THE POLICY AND ANY PRIOR ENDORSEMENTS, NOR DOES IT EXTEND THE EFFECTIVE DATE OF THE POLICY AND ANY PRIOR ENDORSEMENTS, NOR DOES IT INCREASE THE FACE AMOUNT THEREOF.

Dated: PROFORMA

by: Lynn M. Riddle

Authorized Signatory

PROFORMA ENDORSEMENT

ATTACHED TO POLICY NO. C18387927
ISSUED BY
Commonwealth Land Title Insurance Company

ENDORSEMENT FORM CLTA 103.1A

DATED AS OF THE DATE OF THE POLICY TO WHICH THIS ENDORSEMENT IS ATTACHED. THE COMPANY HEREBY INSURES THE INSURED AGAINST LOSS RESULTING FROM THE FOLLOWING:

1. DAMAGE TO THE EXISTING IMPROVEMENTS, INCLUDING LAWNS, SHRUBBERY AND TREES, ON THE LAND;

2. INTERFERENCE WITH THE CONTINUING USE, AS PRESENTLY UTILIZED, OF THE EXISTING IMPROVEMENTS ON THE LAND.

OCCASIONED BY THE EXERCISE OF THE RIGHT TO USE OR MAINTAIN THE EASEMENT REFERRED TO IN PARAGRAPH 5 OF SCHEDULE B.

THIS ENDORSEMENT IS ISSUED AS PART OF THE POLICY. EXCEPT AS IT EXPRESSLY STATES, IT DOES NOT (I) MODIFY ANY OF THE TERMS AND PROVISIONS OF THE POLICY, (II) MODIFY ANY PRIOR ENDORSEMENTS, (III) EXTEND THE DATE OF POLICY, OR (IV) INCREASE THE AMOUNT OF INSURANCE. TO THE EXTENT A PROVISION OF THE POLICY OR A PREVIOUS ENDORSEMENT IS INCONSISTENT WITH AN EXPRESS PROVISION OF THIS ENDORSEMENT, THIS ENDORSEMENT CONTROLS. OTHERWISE, THIS ENDORSEMENT IS SUBJECT TO ALL OF THE TERMS AND PROVISIONS OF THE POLICY AND OF ANY PRIOR ENDORSEMENTS.

Dated: PROFORMA

by: Lynn M. Riehl

Authorized Signatory

CLTA Form 103.3-06 (03-09-07)
ALTA - Lender ***Easement, Existing Encroachment***

ENDORSEMENT
Attached to Policy No. C18387927
Issued by
Commonwealth Land Title Insurance Company

The Company insures against loss or damage sustained by the Insured in the event that the owner of the easement referred to in paragraph _6_ of Schedule B shall, for the purpose of exercising the right of use or maintenance of said easement compel the removal of any portion of the improvements on the Land which encroach upon said easement.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Commonwealth Land Title Insurance Company

Dated: PROFORMA

By________________________________

CLTA Form 103.3-06 (03-09-07)
ALTA - Lender

CLTA Form 103.2-06 (11-14-08) *Easement, Damage-Use or Maintenance*
ALTA

ENDORSEMENT
Attached to Policy No. C18387927
Issued by
TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of any exercise of the right of use or maintenance of the easement referred to in paragraph 7 of Schedule B over or through the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

COMMONWEALTH LAND
TITLE INSURANCE COMPANY

Dated: By_______________________________

CLTA Form 103.2-06 (03-09-07)

Commonwealth Land Title Insurance Company

POLICY MODIFICATION ENDORSEMENT 4

GENERAL EXCEPTION NUMBER(S) 1, 2, 3, 4 & 5 OF SCHEDULE B OF THIS POLICY ARE HEREBY DELETED.

THIS ENDORSEMENT IS MADE A PART OF THE POLICY AND IS SUBJECT TO ALL OF THE TERMS

AND PROVISIONS THEREOF AND OF ANY PRIOR ENDORSEMENTS THERETO. EXCEPT TO THE EXTENT EXPRESSLY STATED, IT NEITHER MODIFIES ANY OF THE TERMS AND PROVISIONS OF THE POLICY AND ANY PRIOR ENDORSEMENTS, NOR DOES IT EXTEND THE EFFECTIVE DATE OF THE POLICY AND ANY PRIOR ENDORSEMENTS, NOR DOES IT INCREASE THE FACE AMOUNT THEREOF.

Dated: PROFORMA

by: Lynn M. Riedel

____

Authorized Signatory

American Land Title Association Endorsement 8.2-06 (Commercial Environmental Protection Lien)
Adopted 10/16/08

ENDORSEMENT

Attached to Policy No. C18387927

Issued by

COMMONWEALTH LAND TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of an environmental protection lien that, at Date of Policy, is recorded in the Public Records or filed in the records of the clerk of the United States district court for the district in which the Land is located, unless the environmental protection lien is set forth as an exception in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

COMMONWEALTH LAND TITLE INSURANCE COMPANY

By: ______________________________

Authorized Signatory

American Land Title Association

Endorsement 25-06 (Same as Survey)
Adopted 10/16/08

ENDORSEMENT

Attached to Policy No. C18387927

Issued by

COMMONWEALTH LAND TITLE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land as described in Schedule A to be the same as that identified on the survey made by National Survey Service, Inc., dated March 23, 2010, last revised ______, 2014, and designated Job No. N-128253.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: PROFORMA

COMMONWEALTH LAND TITLE COMPANY

By: ________________________________

Authorized Signatory

American Land Title Association

Endorsement 39-06
(Policy Authentication)
Adopted 04-02-13

ENDORSEMENT

Attached to Policy No. C18387927

Issued by

Commonwealth Land Title Company

When the policy is issued by the Company with a policy number and Date of Policy, the Company will not deny liability under the policy or any endorsements issued with the policy solely on the grounds that the policy or endorsements were issued electronically or lack signatures in accordance with the Conditions.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: PROFORMA

Commonwealth Land Title Company

By: ______________________________________
Authorized Signatory

Copyright 2013 American Land Title Association. All rights reserved.

The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No. Policy No.

ENDORSEMENT
Attached to Policy No. c18387927
Issued by
Commonwealth Land Title Insurance Company

The policy is hereby amended by deleting Paragraph 14 of the Conditions, relating to Arbitration.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: **PROFORMA**

Commonwealth Land Title Insurance Company

Countersigned:

SEAL — Commonwealth Land Title Insurance Company, Nebraska

By: Natalie Bombardier
Authorized Officer or Agent

By:
President

Attest:
Secretary

SE-91 Deletion of Arbitration Endorsement – ALTA Owner's Policy (6/17/06)

EXHIBIT L
Form of Owner's Affidavit
(Attached)

TITLE ORDER:
ESCROW ORDER:
PROPERTY:
COUNTY:
STATE:
________________________, a ___________________ (“Seller”), as seller, and ____________________, a ______________________ (“Buyer”), as buyer, are parties to that certain Purchase and Sale Agreement and Escrow Instructions (the “Purchase Agreement”) dated ________, 20__, as the same has been amended and modified, relating to the improved real property (the “Real Property”) referred to in Exhibit “A” attached hereto and made a part hereof.
In connection with the consummation of the transactions contemplated by the Purchase Agreement, Seller hereby represents and warrants to ______ Title Insurance Company the following:

1.	Seller is a ____________ organized and existing under the laws of the State of ____________.

2.	To Seller’s actual knowledge, (i) Seller’s ___________ agreement is in full force and effect, and (ii) no proceedings are pending for the dissolution of the Seller.

3.	To Seller’s actual knowledge, the leases described on Exhibit “B” attached hereto constitute all of the written leases affecting the Real Property with the current tenants of the Real Property.

4.
To Seller’s actual knowledge, except as disclosed in Exhibit ”C” attached hereto and made a part hereof, (a) there is no capital improvement work currently being constructed (or that was constructed during the last 3 months) on the Real Property that is the subject of a written contract with Seller which could give rise to a mechanic’s or materialman’s lien on the Real Property, and (b) Seller has not entered into any contracts for the furnishing of labor, materials, or services for construction purposes with respect to the Real Property to be furnished subsequent to the date of this affidavit.

5.
Seller shall not hereafter cause any encumbrances or other instruments to be recorded against the Property (other than the recording of a deed (the “Deed”) transferring fee title to the Real Property to ___________) through the date the Deed is recorded in _________ County, __________.

For purposes hereof, the “actual knowledge” of Seller shall be limited to the actual knowledge (and not implied, imputed, or constructive) of ________________, with no duty of inquiry. Notwithstanding anything contained herein to the contrary, the representations and warranties set forth in this Owner’s Affidavit shall only survive the closing of the transactions contemplated by the Purchase Agreement until ____________, 20__, after which date this Owner’s Affidavit shall be of no further force or effect and _____ Title Insurance Company shall have no further rights hereunder (notwithstanding that one or more of the representations and/or warranties set forth herein may prove to be incorrect). This Owner’s Affidavit is being executed for the sole and exclusive benefit of _____Title Insurance Company and no other party or person shall have any rights hereunder.
Executed as of __________, 20__
[SIGNATURES ON NEXT PAGE]

SELLER:
___________________________________________
___________________________________________

EXHIBIT A
LEGAL DESCRIPTION
ATTACHED

EXHIBIT B
LIST OF LEASES
ATTACHED

EXHIBIT C
IMPROVEMENT WORK
ATTACHED

EXHIBIT M
Form of Indemnity Agreement
(Attached)

INDEMNITY AGREEMENT

This Indemnity Agreement (this “Indemnity”) is made as of the __ day of ______, 2014, by KBS REIT PROPERTIES II, LLC, a Delaware limited liability company (“Indemnitor”), to and for the benefit of ______________________, a _____________________ (“Indemnitee”).

RECITALS

A.    [NEWCO], a _________________ (“Original Purchaser”), predecessor-in-interest to Indemnitee, and KBSII 300 North LaSalle, LLC, a Delaware limited liability company (“Seller”), have heretofore entered into that certain Purchase and Sale Agreement and Escrow Instructions, dated as of ____________, 2014, as assigned to Indemnitee pursuant to that certain Assignment and Assumption of Purchase Agreement, dated as of ___________, 2014 (as assigned, the “Purchase Agreement”), pursuant to which Seller agreed to sell, and Original Purchaser agreed to purchase, that certain real property (the “Property”) commonly referred to as 300 North LaSalle, Chicago, Illinois, in accordance with the terms and conditions set forth therein.

B.    In accordance with the terms and conditions of Section 6.1(h) of the Purchase Agreement, Seller agreed that it would cause Indemnitor to enter into this Indemnity.

C.    Indemnitor indirectly owns and controls Seller and will derive substantial benefit from the transactions contemplated under the Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Indemnitor agrees as follows:

1.Recitals. The recitals set forth above are true and correct and are hereby incorporated by reference. Unless expressly defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Purchase Agreement.
2.Indemnification. The Indemnitor agrees to indemnify, defend (with counsel approved by Indemnitee) protect, and hold the Indemnitee harmless, from and against any and all actual losses, actual liabilities, and actual damages (but expressly excluding punitive, consequential or speculative damages), demands, claims, actions, judgments, causes of action, assessments, penalties, costs and expenses incurred by Indemnitee, including the fees of outside legal counsel, arising out of or in connection with Seller’s failure to satisfy and comply with the Seller Surviving Limited Obligations (collectively, “Indemnified Losses”).
3.Attorney’s Fees; Prevailing Party. If any legal action or any arbitration or other proceeding is brought or if an attorney is retained for the enforcement of this Indemnity or any portion thereof, or because of any alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Indemnity, the prevailing party shall be entitled to recover from the other reimbursement for the reasonable fees of attorneys and other costs (including court costs and witness fees) incurred by it, in addition to any other relief to which it may be entitled. The term “prevailing party” means the party obtaining substantially the relief sought, whether by compromise, settlement or judgment.
4.Representations and Warranties. Indemnitor hereby represents and warrants to the Indemnitee as follows:
(a)Organization; Authorization. Indemnitor is duly organized, validly existing and in good standing under the laws of the State of its formation, and duly qualified and in good standing under the laws of each other State in which its activities require that it be qualified. Indemnitor has executed and delivered this Indemnity pursuant to proper authority duly granted;
(b)Execution Not A Violation. The execution, delivery and performance by the Indemnitor of this Indemnity will not violate any presently existing law, regulation, order, writ, injunction or decree of any court or other governmental authority of any kind, or result in any default by Indemnitor under any other document or agreement that is binding upon it;
(c)Enforceability. Each obligation under this Indemnity is legal, valid, binding and enforceable against Indemnitor in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency and other similar laws limiting the enforcement of creditor's rights generally, and general principals of equity;
(d)Review of Indemnity. Indemnitor has reviewed with the benefit of its legal counsel the terms of this Indemnity;
(e)Financial Benefit to Indemnitor. Indemnitor is deriving a material financial benefit from the transactions contemplated under the Purchase Agreement; and
(f)Minimum Net Worth Requirement. Indemnitor currently has a “Net Worth” of not less than Five Million Dollars ($5,000,000.00) (the “Minimum Net Worth Requirement”), and Indemnitor agrees to maintain a Net Worth equal to or in excess of the Minimum Net Worth Requirement for so long as this Indemnity continues in effect. For purposes hereof, “Net Worth” shall mean Indemnitor’s assets minus its liabilities as determined in accordance with generally accepted accounting principles.
5.Termination. Notwithstanding the provisions of Paragraph 2 above or any other terms and conditions set forth in this Indemnity, Indemnitor shall have no liability under this Indemnity with respect to any Indemnified Losses suffered by Indemnitee, or any of Indemnitor’s other obligations under this Indemnity, unless Indemnitee files a claim against Indemnitor in accordance with the procedures set forth in Section 15.21 of the Purchase Agreement on or before May 31, 2015, with respect to any Indemnified Losses; this Indemnity shall automatically terminate, and shall be of no force or effect after May 31, 2015, unless an Indemnitee claim has been filed against Indemnitor with respect to any of the Indemnified Losses prior to such date. At Indemnitor’s request, Indemnitee shall execute such documentation as Indemnitor may reasonably request to evidence the termination of this Indemnity.

6.Legal Tender of United States. All payments hereunder shall be made in coin or currency which at the time of payment is legal tender in the United States of America for public and private debts.
7.Time of Essence. Time is of the essence of this Indemnity.
8.Definitions; Captions; Gender. With respect to any reference in this Indemnity to any defined term: (i) if such defined term refers to a person, or a trust, corporation, partnership or other entity, then it shall also mean all heirs, personal representatives, successors and assigns of such person or entity; and (ii) if such defined term refers to a document, instrument or agreement, then it shall also include any replacement, extension or other modification thereof. Captions contained in this Indemnity in no way define, limit or extend the scope or intent of their respective provisions. Use of the masculine, feminine or neuter gender and of singular and plural shall not be given the effect of any exclusion or limitation herein.
9.Including Means Without Limitation. The use in this Indemnity of the term "including", and related terms such as "include", shall in all cases mean "including without limitation".
10.Notices. Any notice, election, communication, request, approval or other document or demand required or permitted under this Indemnity shall be in writing and shall be deemed delivered on the earlier of (a) actual receipt, (b) the next business day after the date when sent by Federal Express or another recognized overnight courier, (c) the second business day after the date when sent by registered or certified mail, postage prepaid, or (d) the date mechanically confirmed by answer-back if sent by telecopy to the numbers identified below, each addressed to Indemnitor or Indemnitee as the case may be at the following locations:
To Indemnitee:

c/o Allen Matkins Leck Gamble Mallory & Natsis LLP
1900 Main Street, 5th Floor
Irvine, CA 92614
Attention: Gary S. McKitterick, Esq.
Tel. No.: (949) 851-5432
Facsimile No.: (949) 553-8354

To Indemnitor:

c/o KBS Capital Advisors LLC
620 Newport Center Drive, Suite 1300
Newport Beach, CA 92660
Attention: Brett Merz
Telephone No.: (949) 417-6545
Fax No.: (949) 417-6518

With a copy to:

James Chiboucas, Esq.
620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
Telephone No.: (949) 417-6555
Fax No.: (949) 417-6523

and

Greenberg Traurig LLP
3161 Michelson Drive, Suite 1000
Irvine, California 92612
Attention: L. Bruce Fischer, Esq.
Telephone No.: (949) 732-6670

Any party may. from time to time, change the address at which such written notices or elections, communications, requests or other documents or demands are to be mailed, by giving the other parties written notice of such change, addressed in the manner hereinabove provided. Counsel for a party may give notice or demand on behalf of such party, and such notice or demand shall be treated as being sent by such party.

11.Entire Agreement. This Indemnity constitutes the entire agreement of Indemnitor for the benefit of the Indemnitee and supersedes any prior agreements with respect to the subject matter hereof.
12.No Modification Without Writing. This Indemnity may not be modified in any way nor can any right of the Indemnitee or any obligation of Indemnitor be waived or modified, except by a writing signed by the Indemnitee and Indemnitor.
13.Severability. Each provision of this Indemnity shall be interpreted so as to be effective and valid under applicable law, but if any provision of this Indemnity shall in any respect be ineffective or invalid under such law, such ineffectiveness or invalidity shall not affect the remainder of such provision or the remaining provisions of this Indemnity.
14.Governing Law. This Indemnity shall be governed by, and construed in accordance with, the substantive law of the State of Illinois without regard to the application of choice of law principles, and Indemnitor hereby consents to the personal jurisdiction of the state and federal courts located in __________ County, Illinois, in any action that may be commenced by Indemnitee to enforce its rights hereunder.
15.WAIVER OF JURY TRIAL. INDEMNITOR AND INDEMNITEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THAT INDEMNITOR OR INDEMNITEE MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS INDEMNITY OR ANY OF THE TRANSACTION DOCUMENTS, OR IN CONNECTION WITH ANY OTHER STATEMENTS OR ACTIONS OF INDEMNITEE OR INDEMNITOR.

16.Limitation of Liability. Notwithstanding anything stated to the contrary hereunder, Indemnitee’s sole recourse against Indemnitor with respect to Indemnitor’s obligations hereunder shall be limited to the assets of Indemnitor and under no circumstances whatsoever shall Indemnitee have the right to pursue any of the constituent members or partners in Indemnitor (direct or indirect) for any liability Indemnitor may have under this Indemnity; Indemnitee hereby expressly waives any rights it may have (if any) at law or in equity to the extent contrary or inconsistent with the provisions of this Paragraph 16. In addition, Indemnitor’s liability under this Indemnity shall not exceed $5,000,000 in the aggregate (provided that such limitation shall not apply to any claims based on Seller's fraud or to any of Seller's obligations under Sections 10, 14, or 15.5 of the Purchase Agreement).
17.Third Party Beneficiaries. This Indemnity is being executed and delivered by Indemnitor for the sole benefit of Indemnitee, and no other party shall have any rights hereunder or shall have the right to enforce any of the provisions set forth in this Indemnity.
18.Transferability. Notwithstanding anything stated to the contrary hereunder, neither Indemnitor nor Indemnitee shall have the right to transfer their respective rights or obligations under this Indemnity to any third party.
IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Indemnity as of the date and year first above written.

[Signature Page to Follows]

INDEMNITOR:

KBS REIT PROPERTIES II, LLC,
a Delaware limited liability company

By:	KBS LIMITED PARTNERSHIP II,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST II, INC.,
a Maryland corporation,
general partner

By:	_________________________________
Charles J. Schreiber, Jr.
Chief Executive Officer

EXHIBIT N
Rent Roll
(Attached)

Database: KBSREALTY2
Bldg Status: Active only
300 North LaSalle Street

Rent Roll
300 North LaSalle
5/12/2014

Page: 1
Date: 5/12/2014
Time: 12:38 PM

Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
New Leases													
R21140 -TELE3	Verizon Business	6/1/2014	5/31/2019	0									
Vacant Suites													
R21140 -1890	Vacant			3,754									
R21140 -2265	Vacant			410									
R21140 -2275	Vacant			231									
R21140 -4325	Vacant			3,115									
Occupied Suites													
R21140 -0010	Compass Group USA	3/1/2009	2/28/2029	7,000	10,482.50	17.97				RNT	3/1/2015	10,733.33	18.40
										RNT	3/1/2016	11,567.50	19.83
										RNT	3/1/2017	11,830.00	20.28
										RNT	3/1/2018	12,092.50	20.73
										RNT	3/1/2019	12,407.50	21.27
										RNT	3/1/2020	12,734.17	21.83
										RNT	3/1/2021	13,066.67	22.40
										RNT	3/1/2022	13,410.83	22.99
										RNT	3/1/2023	13,760.83	23.59
										RNT	3/1/2024	14,116.67	24.20
										RNT	3/1/2025	14,484.17	24.83
										RNT	3/1/2026	14,863.33	25.48
										RNT	3/1/2027	15,248.33	26.14
										RNT	3/1/2028	15,645.00	26.82
R21140 -0020	Hines Conference Center	3/1/2009	2/28/2019	5,249	23,896.07	54.63			-23,896.07	MGR	3/1/2015	-24,495.33	-56.00
										MGR	3/1/2016	-25,107.72	-57.40
										MGR	3/1/2017	-25,737.60	-58.84
										MGR	3/1/2018	-26,380.60	-60.31
										RNT	3/1/2015	24,495.33	56.00
										RNT	3/1/2016	25,107.72	57.40
										RNT	3/1/2017	25,737.60	58.84
										RNT	3/1/2018	26,380.60	60.31
R21140 -0100	Associated Bank	3/1/2009	2/28/2019	1,072	6,103.25	68.32	1,136.00			RNT	3/1/2015	6,164.00	69.00
										RNT	3/1/2016	6,225.64	69.69
										RNT	3/1/2017	6,288.17	70.39
										RNT	3/1/2018	6,350.71	71.09
R21140 -0110	Shri Hari	11/1/2011	10/31/2016	458	3,007.53	78.80				RNT	11/1/2014	3,082.72	80.77
										RNT	11/1/2015	3,159.82	82.79
	Additional Space R21140 -5801	11/1/2011	10/31/2016	50									
			Total	508	3,007.53		0.00		0.00				

v = Excluded from totals, space occupied by another tenant'

Database: KBSREALTY2
Bldg Status: Active only
300 North LaSalle Street

Rent Roll
300 North LaSalle
5/12/2014

Page: 2
Date: 5/12/2014
Time: 12:38 PM

Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Cat	Date	Monthly Amount	PSF
										Future Rent Increases			
R21140 -0150	Chicago Cut Steakhouse LLC	8/19/2010	8/31/2025	7,695	19,237.50	30.00				RNT	9/1/2015	22,123.13	34.50
										RNT	9/1/2020	25,438.39	39.67
	Additional Space R21140 -5802	9/1/2011	8/31/2014	900					1,575.75				
			Total	8,595	19,237.50		0.00		1,575.75				
R21140 -0200	River Branch Capital LLC	7/1/2010	6/30/2020	4,367	10,975.73	30.16	8,094.00			RNT	7/1/2014	11,248.66	30.91
										RNT	7/1/2015	11,528.88	31.68
										RNT	7/1/2016	11,816.37	32.47
										RNT	7/1/2017	12,111.15	33.28
										RNT	7/1/2018	12,413.20	34.11
										RNT	7/1/2019	12,722.53	34.96
	Additional Space R21140 -2230	8/1/2011	3/31/2015	3,079	7,738.55	30.16	5,707.00			RNT	8/1/2014	7,933.56	30.92
			Total	7,446	18,714.28		13,801.00		0.00				
R21140 -0600	Kirkland and Ellis LLP	3/1/2009	2/28/2029	26,476	71,154.25	32.25	20,336.00			RNT	3/1/2015	72,919.32	33.05
										RNT	3/1/2016	74,750.57	33.88
										RNT	3/1/2017	76,603.89	34.72
										RNT	3/1/2018	78,523.40	35.59
										RNT	3/1/2019	80,487.04	36.48
										RNT	3/1/2020	82,494.80	37.39
										RNT	3/1/2021	84,568.76	38.33
										RNT	3/1/2022	86,686.84	39.29
										RNT	3/1/2023	88,849.04	40.27
										RNT	3/1/2024	91,077.44	41.28
										RNT	3/1/2025	93,349.96	42.31
										RNT	3/1/2026	95,688.68	43.37
										RNT	3/1/2027	98,071.50	44.45
										RNT	3/1/2028	100,520.55	45.56
	Additional Space R21140 -0400	3/1/2009	2/28/2029	11,307	30,387.56	32.25	8,685.00			RNT	3/1/2015	31,141.36	33.05
										RNT	3/1/2016	31,923.43	33.88
										RNT	3/1/2017	32,714.92	34.72
										RNT	3/1/2018	33,534.68	35.59
										RNT	3/1/2019	34,373.28	36.48
										RNT	3/1/2020	35,230.73	37.39
										RNT	3/1/2021	36,116.44	38.33
										RNT	3/1/2022	37,021.00	39.29
										RNT	3/1/2023	37,944.41	40.27
										RNT	3/1/2024	38,896.08	41.28
										RNT	3/1/2025	39,866.60	42.31
										RNT	3/1/2026	40,865.38	43.37
										RNT	3/1/2027	41,883.01	44.45
										RNT	3/1/2028	42,928.91	45.56
	Additional Space R21140 -0500	3/1/2009	2/28/2029	1,289	3,464.19	32.25	990.00			RNT	3/1/2015	3,550.12	33.05
										RNT	3/1/2016	3,639.28	33.88
										RNT	3/1/2017	3,729.51	34.72

v = Excluded from totals, space occupied by another tenant'

Database: KBSREALTY2
Bldg Status: Active only
300 North LaSalle Street

Rent Roll
300 North LaSalle
5/12/2014

Page: 3
Date: 5/12/2014
Time: 12:38 PM

Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
										RNT	3/1/2018	3,822.96	35.59
										RNT	3/1/2019	3,918.56	36.48
										RNT	3/1/2020	4,016.31	37.39
										RNT	3/1/2021	4,117.28	38.33
										RNT	3/1/2022	4,220.40	39.29
										RNT	3/1/2023	4,325.67	40.27
										RNT	3/1/2024	4,434.16	41.28
										RNT	3/1/2025	4,544.80	42.31
										RNT	3/1/2026	4,658.66	43.37
										RNT	3/1/2027	4,774.67	44.45
										RNT	3/1/2028	4,893.90	45.56
	Additional Space R21140 -0700	3/1/2009	2/28/2029	24,733	66,469.94	32.25	18,997.00			RNT	3/1/2015	68,118.80	33.05
										RNT	3/1/2016	69,829.50	33.88
										RNT	3/1/2017	71,560.81	34.72
										RNT	3/1/2018	73,353.96	35.59
										RNT	3/1/2019	75,188.32	36.48
										RNT	3/1/2020	77,063.91	37.39
										RNT	3/1/2021	79,001.32	38.33
										RNT	3/1/2022	80,979.96	39.29
										RNT	3/1/2023	82,999.83	40.27
										RNT	3/1/2024	85,081.52	41.28
										RNT	3/1/2025	87,204.44	42.31
										RNT	3/1/2026	89,389.18	43.37
										RNT	3/1/2027	91,615.13	44.45
										RNT	3/1/2028	93,902.96	45.56
	Additional Space R21140 -0900	3/1/2009	2/28/2029	24,789	66,620.44	32.25	19,040.00			RNT	3/1/2015	68,273.04	33.05
										RNT	3/1/2016	69,987.61	33.88
										RNT	3/1/2017	71,722.84	34.72
										RNT	3/1/2018	73,520.04	35.59
										RNT	3/1/2019	75,358.56	36.48
										RNT	3/1/2020	77,238.39	37.39
										RNT	3/1/2021	79,180.20	38.33
										RNT	3/1/2022	81,163.32	39.29
										RNT	3/1/2023	83,187.75	40.27
										RNT	3/1/2024	85,274.16	41.28
										RNT	3/1/2025	87,401.88	42.31
										RNT	3/1/2026	89,591.58	43.37
										RNT	3/1/2027	91,822.59	44.45
										RNT	3/1/2028	94,115.57	45.56
	Additional Space R21140 -1000	3/1/2009	2/28/2029	24,789	66,620.41	32.25	19,040.00			RNT	3/1/2015	68,273.04	33.05
										RNT	3/1/2016	69,987.61	33.88
										RNT	3/1/2017	71,722.84	34.72
										RNT	3/1/2018	73,520.04	35.59
										RNT	3/1/2019	75,358.56	36.48
										RNT	3/1/2020	77,238.39	37.39
										RNT	3/1/2021	79,180.20	38.33
										RNT	3/1/2022	81,163.32	39.29

v = Excluded from totals, space occupied by another tenant'

Database: KBSREALTY2
Bldg Status: Active only
300 North LaSalle Street

Rent Roll
300 North LaSalle
5/12/2014

Page: 4
Date: 5/12/2014
Time: 12:38 PM

Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
										RNT	3/1/2023	83,187.75	40.27
										RNT	3/1/2024	85,274.16	41.28
										RNT	3/1/2025	87,401.88	42.31
										RNT	3/1/2026	89,591.58	43.37
										RNT	3/1/2027	91,822.59	44.45
										RNT	3/1/2028	94,115.57	45.56
	Additional Space R21140 -1100	3/1/2009	2/28/2029	24,789	66,620.44	32.25	19,040.00			RNT	3/1/2015	68,273.04	33.05
										RNT	3/1/2016	69,987.61	33.88
										RNT	3/1/2017	71,722.84	34.72
										RNT	3/1/2018	73,520.05	35.59
										RNT	3/1/2019	75,358.56	36.48
										RNT	3/1/2020	77,238.39	37.39
										RNT	3/1/2021	79,180.20	38.33
										RNT	3/1/2022	81,163.32	39.29
										RNT	3/1/2023	83,187.75	40.27
										RNT	3/1/2024	85,274.16	41.28
										RNT	3/1/2025	87,401.88	42.31
										RNT	3/1/2026	89,591.58	43.37
										RNT	3/1/2027	91,822.59	44.45
										RNT	3/1/2028	94,115.57	45.56
	Additional Space R21140 -1200	3/1/2009	2/28/2029	24,789	66,620.44	32.25	19,040.00			RNT	3/1/2015	68,273.04	33.05
										RNT	3/1/2016	69,987.61	33.88
										RNT	3/1/2017	71,722.84	34.72
										RNT	3/1/2018	73,520.05	35.59
										RNT	3/1/2019	75,358.56	36.48
										RNT	3/1/2020	77,238.39	37.39
										RNT	3/1/2021	79,180.20	38.33
										RNT	3/1/2022	81,163.32	39.29
										RNT	3/1/2023	83,187.75	40.27
										RNT	3/1/2024	85,274.16	41.28
										RNT	3/1/2025	87,401.88	42.31
										RNT	3/1/2026	89,591.58	43.37
										RNT	3/1/2027	91,822.59	44.45
										RNT	3/1/2028	94,115.57	45.56
	Additional Space R21140 -1300	3/1/2009	2/28/2029	24,789	66,620.44	32.25	19,040.00			RNT	3/1/2015	68,273.04	33.05
										RNT	3/1/2016	69,987.63	33.88
										RNT	3/1/2017	71,722.84	34.72
										RNT	3/1/2018	73,520.04	35.59
										RNT	3/1/2019	75,358.56	36.48
										RNT	3/1/2020	77,238.39	37.39
										RNT	3/1/2021	79,180.20	38.33
										RNT	3/1/2022	81,163.32	39.29
										RNT	3/1/2023	83,187.75	40.27
										RNT	3/1/2024	85,274.16	41.28
										RNT	3/1/2025	87,401.88	42.31
										RNT	3/1/2026	89,591.58	43.37
										RNT	3/1/2027	91,822.59	44.45

v = Excluded from totals, space occupied by another tenant'

Database: KBSREALTY2
Bldg Status: Active only
300 North LaSalle Street

Rent Roll
300 North LaSalle
5/12/2014

Page: 5
Date: 5/12/2014
Time: 12:38 PM

Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
										RNT	3/1/2028	94,115.57	45.56
	Additional Space R21140 -1400	3/1/2009	2/28/2029	24,846	66,773.63	32.25	19,084.00			RNT	3/1/2015	68,430.03	33.05
										RNT	3/1/2016	70,148.54	33.88
										RNT	3/1/2017	71,887.78	34.72
										RNT	3/1/2018	73,689.10	35.59
										RNT	3/1/2019	75,531.84	36.48
										RNT	3/1/2020	77,416.00	37.39
										RNT	3/1/2021	79,362.27	38.33
										RNT	3/1/2022	81,349.95	39.29
										RNT	3/1/2023	83,379.04	40.27
										RNT	3/1/2024	85,470.24	41.28
										RNT	3/1/2025	87,602.86	42.31
										RNT	3/1/2026	89,797.59	43.37
										RNT	3/1/2027	92,033.73	44.45
										RNT	3/1/2028	94,331.98	45.56
	Additional Space R21140 -2100	3/1/2009	2/28/2029	24,325	65,373.44	32.25	18,684.00			RNT	3/1/2015	66,995.10	33.05
										RNT	3/1/2016	68,677.58	33.88
										RNT	3/1/2017	70,380.33	34.72
										RNT	3/1/2018	72,143.90	35.59
										RNT	3/1/2019	73,948.00	36.48
										RNT	3/1/2020	75,792.67	37.39
										RNT	3/1/2021	77,698.10	38.33
										RNT	3/1/2022	79,644.10	39.29
										RNT	3/1/2023	81,630.65	40.27
										RNT	3/1/2024	83,678.00	41.28
										RNT	3/1/2025	85,765.90	42.31
										RNT	3/1/2026	87,914.60	43.37
										RNT	3/1/2027	90,103.85	44.45
										RNT	3/1/2028	92,353.92	45.56
	Additional Space R21140 -2300	3/1/2009	2/28/2029	24,325	65,373.44	32.25	18,684.00			RNT	3/1/2015	66,995.10	33.05
										RNT	3/1/2016	68,677.58	33.88
										RNT	3/1/2017	70,380.33	34.72
										RNT	3/1/2018	72,143.90	35.59
										RNT	3/1/2019	73,948.00	36.48
										RNT	3/1/2020	75,792.65	37.39
										RNT	3/1/2021	77,698.08	38.33
										RNT	3/1/2022	79,644.10	39.29
										RNT	3/1/2023	81,630.65	40.27
										RNT	3/1/2024	83,678.00	41.28
										RNT	3/1/2025	85,765.90	42.31
										RNT	3/1/2026	87,914.60	43.37
										RNT	3/1/2027	90,103.85	44.45
										RNT	3/1/2028	92,353.92	45.56
	Additional Space R21140 -2400	3/1/2009	2/28/2029	24,500	65,843.75	32.25	18,818.00			RNT	3/1/2015	67,477.08	33.05
										RNT	3/1/2016	69,171.67	33.88
										RNT	3/1/2017	70,886.67	34.72
										RNT	3/1/2018	72,662.92	35.59

v = Excluded from totals, space occupied by another tenant'

Database: KBSREALTY2
Bldg Status: Active only
300 North LaSalle Street

Rent Roll
300 North LaSalle
5/12/2014

Page: 6
Date: 5/12/2014
Time: 12:38 PM

Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
										RNT	3/1/2019	74,480.00	36.48
										RNT	3/1/2020	76,337.92	37.39
										RNT	3/1/2021	78,257.06	38.33
										RNT	3/1/2022	80,217.08	39.29
										RNT	3/1/2023	82,217.92	40.27
										RNT	3/1/2024	84,280.00	41.28
										RNT	3/1/2025	86,382.92	42.31
										RNT	3/1/2026	88,547.08	43.37
										RNT	3/1/2027	90,752.08	44.45
										RNT	3/1/2028	93,018.33	45.56
	Additional Space R21140 -2500	3/1/2009	2/28/2029	24,371	65,497.06	32.25	18,719.00			RNT	3/1/2015	67,121.80	33.05
										RNT	3/1/2016	68,807.46	33.88
										RNT	3/1/2017	70,513.43	34.72
										RNT	3/1/2018	72,280.32	35.59
										RNT	3/1/2019	74,087.84	36.48
										RNT	3/1/2020	75,935.97	37.39
										RNT	3/1/2021	77,845.04	38.33
										RNT	3/1/2022	79,794.70	39.29
										RNT	3/1/2023	81,785.01	40.27
										RNT	3/1/2024	83,836.24	41.28
										RNT	3/1/2025	85,928.08	42.31
										RNT	3/1/2026	88,080.86	43.37
										RNT	3/1/2027	90,274.25	44.45
										RNT	3/1/2028	92,528.56	45.56
	Additional Space R21140 -2600	3/1/2009	2/28/2029	24,314	65,343.88	32.25	18,676.00			RNT	3/1/2015	66,964.81	33.05
										RNT	3/1/2016	68,646.53	33.88
										RNT	3/1/2017	70,348.51	34.72
										RNT	3/1/2018	72,111.27	35.59
										RNT	3/1/2019	73,914.56	36.48
										RNT	3/1/2020	75,758.37	37.39
										RNT	3/1/2021	77,662.97	38.33
										RNT	3/1/2022	79,608.07	39.29
										RNT	3/1/2023	81,593.73	40.27
										RNT	3/1/2024	83,640.16	41.28
										RNT	3/1/2025	85,727.11	42.31
										RNT	3/1/2026	87,874.85	43.37
										RNT	3/1/2027	90,063.11	44.45
										RNT	3/1/2028	92,312.15	45.56
	Additional Space R21140 -2700	3/1/2009	2/28/2029	24,239	65,142.31	32.25	18,618.00			RNT	3/1/2015	66,758.25	33.05
										RNT	3/1/2016	68,434.78	33.88
										RNT	3/1/2017	70,131.51	34.72
										RNT	3/1/2018	71,888.83	35.59
										RNT	3/1/2019	73,686.56	36.48
										RNT	3/1/2020	75,524.68	37.39
										RNT	3/1/2021	77,423.41	38.33
										RNT	3/1/2022	79,362.53	39.29
										RNT	3/1/2023	81,342.03	40.27

v = Excluded from totals, space occupied by another tenant'

Database: KBSREALTY2
Bldg Status: Active only
300 North LaSalle Street

Rent Roll
300 North LaSalle
5/12/2014

Page: 7
Date: 5/12/2014
Time: 12:38 PM

Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
										RNT	3/1/2024	83,382.16	41.28
										RNT	3/1/2025	85,462.67	42.31
										RNT	3/1/2026	87,603.79	43.37
										RNT	3/1/2027	89,785.30	44.45
										RNT	3/1/2028	92,027.40	45.56
	Additional Space R21140 -2800	3/1/2009	2/28/2029	25,062	67,354.13	32.25	19,250.00			RNT	3/1/2015	69,024.93	33.05
										RNT	3/1/2016	70,758.38	33.88
										RNT	3/1/2017	72,512.72	34.72
										RNT	3/1/2018	74,329.72	35.59
										RNT	3/1/2019	76,188.48	36.48
										RNT	3/1/2020	78,089.02	37.39
										RNT	3/1/2021	80,052.21	38.33
										RNT	3/1/2022	82,057.17	39.29
										RNT	3/1/2023	84,103.90	40.27
										RNT	3/1/2024	86,213.28	41.28
										RNT	3/1/2025	88,364.47	42.31
										RNT	3/1/2026	90,578.25	43.37
										RNT	3/1/2027	92,833.83	44.45
										RNT	3/1/2028	95,152.06	45.56
	Additional Space R21140 -2900	3/1/2009	2/28/2029	24,981	67,136.44	32.25	19,188.00			RNT	3/1/2015	68,801.84	33.05
										RNT	3/1/2016	70,529.69	33.88
										RNT	3/1/2017	72,278.36	34.72
										RNT	3/1/2018	74,089.48	35.59
										RNT	3/1/2019	75,942.24	36.48
										RNT	3/1/2020	77,836.63	37.39
										RNT	3/1/2021	79,793.48	38.33
										RNT	3/1/2022	81,791.96	39.29
										RNT	3/1/2023	83,832.07	40.27
										RNT	3/1/2024	85,934.64	41.28
										RNT	3/1/2025	88,078.86	42.31
										RNT	3/1/2026	90,285.50	43.37
										RNT	3/1/2027	92,533.79	44.45
										RNT	3/1/2028	94,844.53	45.56
	Additional Space R21140 -3000	3/1/2009	2/28/2029	24,981	67,136.44	32.25	19,188.00			RNT	3/1/2015	68,801.84	33.05
										RNT	3/1/2016	70,529.69	33.88
										RNT	3/1/2017	72,278.36	34.72
										RNT	3/1/2018	74,089.48	35.59
										RNT	3/1/2019	75,942.24	36.48
										RNT	3/1/2020	77,836.63	37.39
										RNT	3/1/2021	79,793.48	38.33
										RNT	3/1/2022	81,791.96	39.29
										RNT	3/1/2023	83,832.07	40.27
										RNT	3/1/2024	85,934.64	41.28
										RNT	3/1/2025	88,078.84	42.31
										RNT	3/1/2026	90,285.50	43.37
										RNT	3/1/2027	92,533.77	44.45
										RNT	3/1/2028	94,844.53	45.56

v = Excluded from totals, space occupied by another tenant'

Database: KBSREALTY2
Bldg Status: Active only
300 North LaSalle Street

Rent Roll
300 North LaSalle
5/12/2014

Page: 8
Date: 5/12/2014
Time: 12:38 PM

Bldg Id-Suit Id	Occupant Name		Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
	Additional Space	R21140 -3100	3/1/2009	2/28/2029	24,981	67,136.44	32.25	19,188.00			RNT	3/1/2015	68,801.84	33.05
											RNT	3/1/2016	70,529.69	33.88
											RNT	3/1/2017	72,278.36	34.72
											RNT	3/1/2018	74,089.48	35.59
											RNT	3/1/2019	75,942.24	36.48
											RNT	3/1/2020	77,836.63	37.39
											RNT	3/1/2021	79,793.48	38.33
											RNT	3/1/2022	81,791.96	39.29
											RNT	3/1/2023	83,832.07	40.27
											RNT	3/1/2024	85,934.64	41.28
											RNT	3/1/2025	88,078.84	42.31
											RNT	3/1/2026	90,285.50	43.37
											RNT	3/1/2027	92,533.77	44.45
											RNT	3/1/2028	94,844.53	45.56
	Additional Space	R21140 -3200	3/1/2009	2/28/2029	24,981	67,136.44	32.25	19,188.00			RNT	3/1/2015	68,801.84	33.05
											RNT	3/1/2016	70,529.69	33.88
											RNT	3/1/2017	72,278.36	34.72
											RNT	3/1/2018	74,089.48	35.59
											RNT	3/1/2019	75,942.24	36.48
											RNT	3/1/2020	77,836.63	37.39
											RNT	3/1/2021	79,793.48	38.33
											RNT	3/1/2022	81,791.96	39.29
											RNT	3/1/2023	83,832.07	40.27
											RNT	3/1/2024	85,934.64	41.28
											RNT	3/1/2025	88,078.84	42.31
											RNT	3/1/2026	90,285.50	43.37
											RNT	3/1/2027	92,533.79	44.45
											RNT	3/1/2028	94,844.51	45.56
	Additional Space	R21140 -3300	3/1/2009	2/28/2029	24,981	67,136.44	32.25	19,188.00			RNT	3/1/2015	68,801.84	33.05
											RNT	3/1/2016	70,529.69	33.88
											RNT	3/1/2017	72,278.36	34.72
											RNT	3/1/2018	74,089.48	35.59
											RNT	3/1/2019	75,942.24	36.48
											RNT	3/1/2020	77,836.63	37.39
											RNT	3/1/2021	79,793.48	38.33
											RNT	3/1/2022	81,791.96	39.29
											RNT	3/1/2023	83,832.07	40.27
											RNT	3/1/2024	85,934.64	41.28
											RNT	3/1/2025	88,078.84	42.31
											RNT	3/1/2026	90,285.50	43.37
											RNT	3/1/2027	92,533.79	44.45
											RNT	3/1/2028	94,844.53	45.56
	Additional Space	R21140 -3400	3/1/2009	2/28/2029	24,981	67,136.44	32.25	19,188.00			RNT	3/1/2015	68,801.84	33.05
											RNT	3/1/2016	70,529.69	33.88
											RNT	3/1/2017	72,278.36	34.72
											RNT	3/1/2018	74,089.48	35.59
											RNT	3/1/2019	75,942.24	36.48

v = Excluded from totals, space occupied by another tenant'

Database: KBSREALTY2
Bldg Status: Active only
300 North LaSalle Street

Rent Roll
300 North LaSalle
5/12/2014

Page: 9
Date: 5/12/2014
Time: 12:38 PM

Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Cat	Date	Monthly Amount	PSF
										RNT	3/1/2020	77,836.63	37.39
										RNT	3/1/2021	79,793.48	38.33
										RNT	3/1/2022	81,791.96	39.29
										RNT	3/1/2023	83,832.07	40.27
										RNT	3/1/2024	85,934.64	41.28
										RNT	3/1/2025	88,078.84	42.31
										RNT	3/1/2026	90,285.50	43.37
										RNT	3/1/2027	92,533.79	44.45
										RNT	3/1/2028	94,844.53	45.56
	Additional Space R21140 -3500	3/1/2009	2/28/2029	24,919	66,969.81	32.25	19,140.00			RNT	3/1/2015	68,631.08	33.05
										RNT	3/1/2016	70,354.64	33.88
										RNT	3/1/2017	72,098.97	34.72
										RNT	3/1/2018	73,905.60	35.59
										RNT	3/1/2019	75,753.76	36.48
										RNT	3/1/2020	77,643.45	37.39
										RNT	3/1/2021	79,595.44	38.33
										RNT	3/1/2022	81,588.96	39.29
										RNT	3/1/2023	83,624.01	40.27
										RNT	3/1/2024	85,721.36	41.28
										RNT	3/1/2025	87,860.24	42.31
										RNT	3/1/2026	90,061.42	43.37
										RNT	3/1/2027	92,304.13	44.45
										RNT	3/1/2028	94,609.14	45.56
	Additional Space R21140 -3600	3/1/2009	2/28/2029	24,919	66,969.81	32.25	19,140.00			RNT	3/1/2015	68,631.08	33.05
										RNT	3/1/2016	70,354.64	33.88
										RNT	3/1/2017	72,098.97	34.72
										RNT	3/1/2018	73,905.60	35.59
										RNT	3/1/2019	75,753.76	36.48
										RNT	3/1/2020	77,643.45	37.39
										RNT	3/1/2021	79,595.44	38.33
										RNT	3/1/2022	81,588.96	39.29
										RNT	3/1/2023	83,624.01	40.27
										RNT	3/1/2024	85,721.36	41.28
										RNT	3/1/2025	87,860.24	42.31
										RNT	3/1/2026	90,061.42	43.37
										RNT	3/1/2027	92,304.13	44.45
										RNT	3/1/2028	94,609.14	45.56
	Additional Space R21140 -3700	3/1/2009	2/28/2029	24,919	66,969.81	32.25	19,140.00			RNT	3/1/2015	68,631.08	33.05
										RNT	3/1/2016	70,354.64	33.88
										RNT	3/1/2017	72,098.97	34.72
										RNT	3/1/2018	73,905.60	35.59
										RNT	3/1/2019	75,753.76	36.48
										RNT	3/1/2020	77,643.45	37.39
										RNT	3/1/2021	79,595.44	38.33
										RNT	3/1/2022	81,588.96	39.29
										RNT	3/1/2023	83,624.01	40.27
										RNT	3/1/2024	85,721.36	41.28

Future Rent Increases

v = Excluded from totals, space occupied by another tenant'

Database: KBSREALTY2
Bldg Status: Active only
300 North LaSalle Street

Rent Roll
300 North LaSalle
5/12/2014

Page: 10
Date: 5/12/2014
Time: 12:38 PM

Bldg Id-Suit Id	Occupant Name		Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
											RNT	3/1/2025	87,860.24	42.31
											RNT	3/1/2026	90,061.42	43.37
											RNT	3/1/2027	92,304.13	44.45
											RNT	3/1/2028	94,609.14	45.56
	Additional Space	R21140 -3800	3/1/2009	2/28/2029	24,919	66,969.81	32.25	19,140.00			RNT	3/1/2015	68,631.08	33.05
											RNT	3/1/2016	70,354.64	33.88
											RNT	3/1/2017	72,098.97	34.72
											RNT	3/1/2018	73,905.60	35.59
											RNT	3/1/2019	75,753.76	36.48
											RNT	3/1/2020	77,643.45	37.39
											RNT	3/1/2021	79,595.44	38.33
											RNT	3/1/2022	81,588.96	39.29
											RNT	3/1/2023	83,624.01	40.27
											RNT	3/1/2024	85,721.36	41.28
											RNT	3/1/2025	87,860.24	42.31
											RNT	3/1/2026	90,061.42	43.37
											RNT	3/1/2027	92,304.13	44.45
											RNT	3/1/2028	94,609.14	45.56
	Additional Space	R21140 -3900	3/1/2009	2/28/2029	24,919	66,969.81	32.25	19,140.00			RNT	3/1/2015	68,631.08	33.05
											RNT	3/1/2016	70,354.64	33.88
											RNT	3/1/2017	72,098.97	34.72
											RNT	3/1/2018	73,905.60	35.59
											RNT	3/1/2019	75,753.76	36.48
											RNT	3/1/2020	77,643.45	37.39
											RNT	3/1/2021	79,595.44	38.33
											RNT	3/1/2022	81,588.96	39.29
											RNT	3/1/2023	83,624.01	40.27
											RNT	3/1/2024	85,721.36	41.28
											RNT	3/1/2025	87,860.24	42.31
											RNT	3/1/2026	90,061.42	43.37
											RNT	3/1/2027	92,304.13	44.45
											RNT	3/1/2028	94,609.14	45.56
	Additional Space	R21140 -500S	3/1/2009	2/28/2029	9,484					15,198.11	STG	3/1/2015	15,577.47	19.71
											STG	3/1/2016	15,972.64	20.21
											STG	3/1/2017	16,367.80	20.71
											STG	3/1/2018	16,778.78	21.23
											STG	3/1/2019	17,197.65	21.76
											STG	3/1/2020	17,632.34	22.31
											STG	3/1/2021	18,067.02	22.86
											STG	3/1/2022	18,517.51	23.43
											STG	3/1/2023	18,983.81	24.02
											STG	3/1/2024	19,458.01	24.62
											STG	3/1/2025	19,948.01	25.24
											STG	3/1/2026	20,445.92	25.87
											STG	3/1/2027	20,951.74	26.51
											STG	3/1/2028	21,481.26	27.18
	Additional Space	R21140 - KEU	3/1/2009	2/28/2029	16,675	44,414.97	31.96	12,694.00			FRE	3/1/2015	-408.99	-0.29

v = Excluded from totals, space occupied by another tenant'

Database: KBSREALTY2
Bldg Status: Active only
300 North LaSalle Street

Rent Roll
300 North LaSalle
5/12/2014

Page: 11
Date: 5/12/2014
Time: 12:38 PM

Bldg Id-Suit Id	Occupant Name		Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Cat	Date	Monthly Amount	PSF
											FRE	3/1/2016	-419.27	-0.30
											FRE	3/1/2017	-429.66	-0.31
											FRE	3/1/2018	-440.43	-0.32
											FRE	3/1/2019	-451.44	-0.32
											FRE	3/1/2020	-462.70	-0.33
											FRE	3/1/2021	-474.33	-0.34
											FRE	3/1/2022	-486.21	-0.35
											FRE	3/1/2023	-498.34	-0.36
											FRE	3/1/2024	-510.84	-0.37
											FRE	3/1/2025	-523.59	-0.38
											RNT	3/1/2015	45,925.73	33.05
											RNT	3/1/2016	47,079.08	33.88
											RNT	3/1/2017	48,246.33	34.72
											RNT	3/1/2018	49,455.27	35.59
											RNT	3/1/2019	50,692.00	36.48
											RNT	3/1/2020	51,956.52	37.39
											RNT	3/1/2021	53,262.73	38.33
											RNT	3/1/2022	54,596.73	39.29
											RNT	3/1/2023	55,958.52	40.27
											RNT	3/1/2024	57,362.00	41.28
											RNT	3/1/2025	58,793.27	42.31
											RNT	3/1/2026	60,266.23	43.37
											RNT	3/1/2027	61,766.98	44.45
											RNT	3/1/2028	63,309.40	45.56
	Additional Space	R21140 - LL1S1	3/1/2009	2/28/2029	3,485					5,584.71	STG	3/1/2015	5,724.11	19.71
											STG	3/1/2016	5,869.32	20.21
											STG	3/1/2017	6,014.53	20.71
											STG	3/1/2018	6,165.54	21.23
											STG	3/1/2019	6,319.47	21.76
											STG	3/1/2020	6,479.19	22.31
											STG	3/1/2021	6,638.93	22.86
											STG	3/1/2022	6,804.46	23.43
											STG	3/1/2023	6,975.81	24.02
											STG	3/1/2024	7,150.06	24.62
											STG	3/1/2025	7,330.12	25.24
											STG	3/1/2026	7,513.08	25.87
											STG	3/1/2027	7,698.94	26.51
											STG	3/1/2028	7,893.53	27.18
				Total	687,857	1,813,362.41		518,263.00		20,782.82				
R21140 - 1500	PSP Capital Partners		1/1/2012	3/31/2018	19,593	48,035.51	29.42	35,862.00			RNT	1/1/2015	49,227.41	30.15
											RNT	1/1/2016	50,468.30	30.91
											RNT	1/1/2017	51,725.52	31.68
											RNT	1/1/2018	53,015.39	32.47
	Additional Space	R21140 - 1525	1/1/2012	3/31/2018	4,951	12,138.20	29.42	9,062.00			RNT	1/1/2015	12,439.39	30.15
											RNT	1/1/2016	12,752.95	30.91
											RNT	1/1/2017	13,070.64	31.68

v = Excluded from totals, space occupied by another tenant'

Database: KBSREALTY2
Bldg Status: Active only
300 North LaSalle Street

Rent Roll
300 North LaSalle
5/12/2014

Page: 12
Date: 5/12/2014
Time: 12:38 PM

Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Cat	Date	Monthly Amount	PSF
										RNT	1/1/2018	13,396.58	32.47
	Additional Space R21140 -4305S	7/1/2013	3/31/2018	773					1,417.17	STG	7/1/2014	1,459.68	22.66
										STG	7/1/2015	1,503.49	23.34
										STG	7/1/2016	1,548.58	24.04
										STG	7/1/2017	1,594.96	24.76
			Total	25,317	60,173.71		44,924.00		1,417.17				
R21140 -1600	Athene USA Corporation	4/1/2010	3/31/2022	24,544	67,720.99	33.11	45,492.00			RNT	4/1/2015	69,418.62	33.94
										RNT	4/1/2016	71,157.15	34.79
										RNT	4/1/2017	72,936.59	35.66
										RNT	4/1/2018	74,756.94	36.55
										RNT	4/1/2019	76,638.64	37.47
										RNT	4/1/2020	78,540.80	38.40
										RNT	4/1/2021	80,504.32	39.36
	Additional Space R21140 -1700	4/1/2010	3/31/2022	24,544	67,720.98	33.11	45,492.00			RNT	4/1/2015	69,418.61	33.94
										RNT	4/1/2016	71,157.14	34.79
										RNT	4/1/2017	72,936.58	35.66
										RNT	4/1/2018	74,756.93	36.55
										RNT	4/1/2019	76,638.64	37.47
										RNT	4/1/2020	78,540.80	38.40
										RNT	4/1/2021	80,504.32	39.36
	Additional Space R21140 -LL3S1	7/16/2010	3/31/2022	320					574.40	STG	8/1/2014	588.80	22.08
										STG	8/1/2015	603.47	22.63
										STG	8/1/2016	618.40	23.19
										STG	8/1/2017	633.87	23.77
										STG	8/1/2018	649.87	24.37
										STG	8/1/2019	666.13	24.98
										STG	8/1/2020	682.67	25.60
										STG	8/1/2021	699.73	26.24
			Total	49,408	135,441.97		90,984.00		574.40				
R21140 -1825	Gerchen Keller Capital LLC	12/1/2013	3/31/2019	3,427						FRE	10/1/2014	0.00	0.00
										OPE	10/1/2014	2,696.00	9.44
										PTX	10/1/2014	3,656.00	12.80
										RNT	12/1/2014	8,196.24	28.70
										RNT	12/1/2015	8,401.86	29.42
										RNT	12/1/2016	8,610.34	30.15
										RNT	12/1/2017	8,827.38	30.91
										RNT	12/1/2018	9,047.28	31.68
R21140 -1850	Vestian Group	12/1/2010	3/31/2015	4,243	10,851.47	30.69	7,864.00			RNT	12/1/2014	11,123.73	31.46
R21140 -1875	Anchor Bolt Capital LLC	1/1/2012	3/31/2015	2,605	6,955.35	32.04	4,828.00			RNT	1/1/2015	7,131.19	32.85
R21140 -1900	AlixPartners, LLP	4/1/2009	3/31/2020	24,038	64,602.13	32.25	44,553.00			RNT	4/1/2015	66,204.66	33.05
										RNT	4/1/2016	67,867.29	33.88
										RNT	4/1/2017	69,549.95	34.72

v = Excluded from totals, space occupied by another tenant'

Database: KBSREALTY2
Bldg Status: Active only
300 North LaSalle Street

Rent Roll
300 North LaSalle
5/12/2014

Page: 13
Date: 5/12/2014
Time: 12:38 PM

Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Cat	Date	Monthly Amount	PSF
										RNT	4/1/2018	71,292.70	35.59
										RNT	4/1/2019	73,075.52	36.48
	Additional Space R21140 -1800	4/1/2009	3/31/2020	9,930	26,686.87	32.25	18,405.00			RNT	4/1/2015	27,348.87	33.05
										RNT	4/1/2016	28,035.70	33.88
										RNT	4/1/2017	28,730.80	34.72
										RNT	4/1/2018	29,450.73	35.59
										RNT	4/1/2019	30,187.20	36.48
	Additional Space R21140 -LL2S1	4/1/2009	3/31/2020	134					252.70	STG	4/1/2015	258.96	23.19
										STG	4/1/2016	265.43	23.77
										STG	4/1/2017	272.13	24.37
										STG	4/1/2018	278.94	24.98
										STG	4/1/2019	285.87	25.60
			Total	34,102	91,289.00		62,958.00		252.70				
R21140 -2000	Rotella Capital Management	3/1/2009	2/28/2017	16,621	43,879.44	31.68	30,807.00			RNT	3/1/2015	44,973.66	32.47
										RNT	3/1/2016	46,095.57	33.28
	Additional Space R21140 -LL2S2	3/1/2009	2/28/2017	157					296.08	STG	3/1/2015	303.53	23.20
										STG	3/1/2016	311.12	23.78
			Total	16,778	43,879.44		30,807.00		296.08				
R21140 -2025	Core Capital Management	3/1/2009	2/28/2017	2,317	6,116.88	31.68	4,295.00			RNT	3/1/2015	6,269.42	32.47
										RNT	3/1/2016	6,425.81	33.28
R21140 -2050	Ryan Inc	5/1/2014	4/30/2015	3,780	8,867.25	28.15	7,006.00			RNT	5/1/2015	9,087.75	28.85
										RNT	5/1/2016	9,314.55	29.57
	Additional Space R21140 -2075	5/1/2014	4/30/2015	1,320	3,096.50	28.15	2,446.00			RNT	5/1/2015	3,173.50	28.85
										RNT	5/1/2016	3,252.70	29.57
			Total	5,100	11,963.75		9,452.00		0.00				
R21140 -2200	Sagent Advisors Inc.	8/31/2009	7/31/2016	7,377	17,643.33	28.70	13,673.00			RNT	9/1/2014	18,085.95	29.42
										RNT	9/1/2015	18,534.71	30.15
R21140 -2240	CSR America, Inc.	11/1/2010	3/31/2015	2,041	4,854.18	28.54	3,783.00			RNT	11/1/2014	4,974.94	29.25
R21140 -2250	Longwood Credit Partners, LP	11/1/2012	3/31/2015	2,527	5,828.95	27.68	4,660.00		210.58	RNT	11/1/2014	5,974.25	28.37
R21140 -2260	River Point LLC	7/29/2013	3/31/2016	4,764	7,940.00	20.00							
R21140 -2285	KBS Realty Advisors, LLC	1/1/2014	1/31/2014	109	290.67	32.00	201.00						
R21140 -4000	Quarles and Brady LLP	5/1/2009	3/31/2024	24,639	72,007.48	35.07	45,386.00			RNT	5/1/2015	73,814.34	35.95
										RNT	5/1/2016	75,662.26	36.85
										RNT	5/1/2017	77,551.25	37.77
										RNT	5/1/2018	79,481.31	38.71
										RNT	5/1/2019	81,472.96	39.68
										RNT	5/1/2020	83,505.68	40.67
										RNT	5/1/2021	85,599.99	41.69

v = Excluded from totals, space occupied by another tenant'

Database: KBSREALTY2
Bldg Status: Active only
300 North LaSalle Street

Rent Roll
300 North LaSalle
5/12/2014

Page: 14
Date: 5/12/2014
Time: 12:38 PM

Bldg Id-Suit Id	Occupant Name		Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Cat	Date	Monthly Amount	PSF
											RNT	5/1/2022	87,735.37	42.73
											RNT	5/1/2023	89,932.35	43.80
	Additional Space	R21140 -4950	7/1/2011	3/31/2024	7,677	21,169.33	33.09	14,142.00			RNT	7/1/2014	21,700.32	33.92
											RNT	7/1/2015	22,244.11	34.77
											RNT	7/1/2016	22,800.69	35.64
											RNT	7/1/2017	23,370.07	36.53
											RNT	7/1/2018	23,952.24	37.44
											RNT	7/1/2019	24,553.61	38.38
											RNT	7/1/2020	25,167.77	39.34
											RNT	7/1/2021	25,794.72	40.32
											RNT	7/1/2022	26,440.87	41.33
											RNT	7/1/2023	27,099.81	42.36
	Additional Space	R21140 -5000	5/1/2009	3/31/2024	24,837	72,586.13	35.07	45,751.00			RNT	5/1/2015	74,407.51	35.95
											RNT	5/1/2016	76,270.29	36.85
											RNT	5/1/2017	78,174.46	37.77
											RNT	5/1/2018	80,120.02	38.71
											RNT	5/1/2019	82,127.68	39.68
											RNT	5/1/2020	84,176.73	40.67
											RNT	5/1/2021	86,287.88	41.69
											RNT	5/1/2022	88,440.42	42.73
											RNT	5/1/2023	90,655.05	43.80
	Additional Space	R21140 -5100	5/1/2009	3/31/2024	24,837	72,586.13	35.07	45,751.00			RNT	5/1/2015	74,407.51	35.95
											RNT	5/1/2016	76,270.29	36.85
											RNT	5/1/2017	78,174.46	37.77
											RNT	5/1/2018	80,120.02	38.71
											RNT	5/1/2019	82,127.68	39.68
											RNT	5/1/2020	84,176.73	40.67
											RNT	5/1/2021	86,287.88	41.69
											RNT	5/1/2022	88,440.42	42.73
											RNT	5/1/2023	90,655.05	43.80
				Total	81,990	238,349.07		151,030.00		0.00				
R21140 -4300	The Keystone Group LLC		10/1/2010	9/30/2020	13,638	32,432.98	28.54	25,278.00			RNT	10/1/2014	33,243.81	29.25
											RNT	10/1/2015	34,074.90	29.98
											RNT	10/1/2016	34,926.78	30.73
											RNT	10/1/2017	35,799.95	31.50
											RNT	10/1/2018	36,694.94	32.29
											RNT	10/1/2019	37,612.32	33.09
R21140 -4350	Thoma Bravo LLC		4/19/2010	10/18/2015	7,242	19,318.04	32.01	13,423.00			RNT	5/1/2015	19,800.84	32.81
R21140 -4400	The Boston Consulting Group		1/1/2010	12/31/2024	24,854	67,437.19	32.56	45,835.00			RNT	1/1/2015	69,135.54	33.38
											RNT	1/1/2016	70,854.61	34.21
											RNT	1/1/2017	72,635.82	35.07
											RNT	1/1/2018	74,437.73	35.94
											RNT	1/1/2019	76,301.78	36.84
											RNT	1/1/2020	78,207.25	37.76

v = Excluded from totals, space occupied by another tenant'

Database: KBSREALTY2
Bldg Status: Active only
300 North LaSalle Street

Rent Roll
300 North LaSalle
5/12/2014

Page: 15
Date: 5/12/2014
Time: 12:38 PM

Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
										RNT	1/1/2021	80,174.86	38.71
										RNT	1/1/2022	82,163.18	39.67
										RNT	1/1/2023	84,234.35	40.67
										RNT	1/1/2024	86,326.23	41.68
	Additional Space R21140 -4500	1/1/2010	12/31/2024	24,854	67,437.19	32.56	45,835.00			RNT	1/1/2015	69,135.54	33.38
										RNT	1/1/2016	70,854.61	34.21
										RNT	1/1/2017	72,635.82	35.07
										RNT	1/1/2018	74,437.73	35.94
										RNT	1/1/2019	76,301.78	36.84
										RNT	1/1/2020	78,207.25	37.76
										RNT	1/1/2021	80,174.86	38.71
										RNT	1/1/2022	82,163.18	39.67
										RNT	1/1/2023	84,234.35	40.67
										RNT	1/1/2024	86,326.23	41.68
	Additional Space R21140 -4600	1/1/2010	12/31/2024	24,854	67,437.19	32.56	45,835.00			RNT	1/1/2015	69,135.54	33.38
										RNT	1/1/2016	70,854.61	34.21
										RNT	1/1/2017	72,635.82	35.07
										RNT	1/1/2018	74,437.73	35.94
										RNT	1/1/2019	76,301.78	36.84
										RNT	1/1/2020	78,207.25	37.76
										RNT	1/1/2021	80,174.86	38.71
										RNT	1/1/2022	82,163.18	39.67
										RNT	1/1/2023	84,234.35	40.67
										RNT	1/1/2024	86,326.23	41.68
	Additional Space R21140 -4700	1/1/2010	12/31/2024	24,854	67,437.19	32.56	45,835.00			RNT	1/1/2015	69,135.54	33.38
										RNT	1/1/2016	70,854.61	34.21
										RNT	1/1/2017	72,635.82	35.07
										RNT	1/1/2018	74,437.73	35.94
										RNT	1/1/2019	76,301.78	36.84
										RNT	1/1/2020	78,207.25	37.76
										RNT	1/1/2021	80,174.86	38.71
										RNT	1/1/2022	82,163.18	39.67
										RNT	1/1/2023	84,234.35	40.67
										RNT	1/1/2024	86,326.23	41.68
	Additional Space R21140 -4800	1/1/2010	12/31/2024	24,837	67,391.05	32.56	45,804.00			RNT	1/1/2015	69,088.27	33.38
										RNT	1/1/2016	70,806.15	34.21
										RNT	1/1/2017	72,586.11	35.07
										RNT	1/1/2018	74,386.82	35.94
										RNT	1/1/2019	76,249.59	36.84
										RNT	1/1/2020	78,153.77	37.76
										RNT	1/1/2021	80,120.03	38.71
										RNT	1/1/2022	82,106.99	39.67
										RNT	1/1/2023	84,176.73	40.67
										RNT	1/1/2024	86,267.17	41.68
			Total	124,253	337,139.81		229,144.00		0.00				
R21140 -4900	Waud Capital Partners LLC	1/1/2010	12/31/2019	12,783	35,270.43	33.11	23,693.00						

v = Excluded from totals, space occupied by another tenant'

Database: KBSREALTY2
Bldg Status: Active only
300 North LaSalle Street

Rent Roll
300 North LaSalle
5/12/2014

Page: 16
Date: 5/12/2014
Time: 12:38 PM

Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
										RNT	1/1/2015	36,154.59	33.94
										RNT	1/1/2016	37,060.05	34.79
										RNT	1/1/2017	37,986.82	35.66
										RNT	1/1/2018	38,934.89	36.55
										RNT	1/1/2019	39,914.92	37.47
R21140 -4925	Servcorp America LLC	5/1/2010	4/30/2020	4,377	11,307.25	31.00	8,112.00			RNT	5/1/2015	12,766.25	35.00
R21140 -5200	Aurora Investment Management	4/1/2009	3/31/2019	24,837	71,427.07	34.51	46,035.00			RNT	4/1/2015	73,207.05	35.37
										RNT	4/1/2016	75,028.44	36.25
										RNT	4/1/2017	76,911.91	37.16
										RNT	4/1/2018	78,836.78	38.09
	Additional Space R21140 -5300	4/1/2009	3/31/2019	15,866	45,627.97	34.51	29,408.00			RNT	4/1/2015	46,765.04	35.37
										RNT	4/1/2016	47,928.54	36.25
										RNT	4/1/2017	49,131.71	37.16
										RNT	4/1/2018	50,361.33	38.09
			Total	40,703	117,055.04		75,443.00		0.00				
R21140 -5350	Moelis and Company	8/1/2010	7/31/2015	9,216	24,814.08	32.31	17,081.00			RNT	8/1/2014	25,428.48	33.11
R21140 -5400	Pfingsten Partners LLC	5/1/2009	4/30/2019	15,466	48,125.04	37.34	28,666.00			RNT	5/1/2015	49,323.65	38.27
										RNT	5/1/2016	50,560.93	39.23
										RNT	5/1/2017	51,823.99	40.21
										RNT	5/1/2018	53,112.82	41.21
R21140 -5450	Stockbridge Capital Partners	5/1/2009	4/30/2019	9,420	27,090.35	34.51	17,460.00			RNT	5/1/2015	27,765.45	35.37
										RNT	5/1/2016	28,456.25	36.25
										RNT	5/1/2017	29,170.60	37.16
										RNT	5/1/2018	29,900.65	38.09
R21140 -5525	Molo Lamken LLP	5/1/2013	3/31/2015	3,760	9,713.33	31.00	6,934.00						
R21140 -5575	emnos USA Corp.	8/15/2012	3/31/2015	3,923	15,361.81	46.99				RNT	8/15/2014	16,130.07	49.34
	Additional Space R21140 -5550	1/1/2013	3/31/2015	4,407	11,671.21	31.78	8,119.00			RNT	1/1/2015	11,961.33	32.57
			Total	8,330	27,033.02		8,119.00		0.00				
R21140 -5700	GTCR Golder Rauner II LLC	4/1/2009	3/31/2024	24,900	72,168.50	34.78	45,564.00			RNT	4/1/2015	74,326.50	35.82
										RNT	4/1/2016	76,567.50	36.90
										RNT	4/1/2017	78,850.00	38.00
										RNT	4/1/2018	81,215.50	39.14
										RNT	4/1/2019	83,664.00	40.32
										RNT	4/1/2020	86,174.75	41.53
										RNT	4/1/2021	88,747.75	42.77
										RNT	4/1/2022	91,424.50	44.06
										RNT	4/1/2023	94,163.50	45.38
	Additional Space R21140 -5500	4/1/2009	3/31/2024	12,804	37,110.26	34.78	23,421.00			RNT	4/1/2015	38,219.94	35.82
										RNT	4/1/2016	39,372.30	36.90

v = Excluded from totals, space occupied by another tenant'

Database: KBSREALTY2
Bldg Status: Active only
300 North LaSalle Street

Rent Roll
300 North LaSalle
5/12/2014

Page: 17
Date: 5/12/2014
Time: 12:38 PM

Bldg Id-Suit Id	Occupant Name		Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
											RNT	4/1/2017	40,546.00	38.00
											RNT	4/1/2018	41,762.38	39.14
											RNT	4/1/2019	43,021.44	40.32
											RNT	4/1/2020	44,312.51	41.53
											RNT	4/1/2021	45,635.59	42.77
											RNT	4/1/2022	47,012.02	44.06
											RNT	4/1/2023	48,420.46	45.38
	Additional Space	R21140 -5600	4/1/2009	3/31/2024	24,900	72,168.50	34.78	45,564.00			RNT	4/1/2015	74,326.50	35.82
											RNT	4/1/2016	76,567.50	36.90
											RNT	4/1/2017	78,850.00	38.00
											RNT	4/1/2018	81,215.50	39.14
											RNT	4/1/2019	83,664.00	40.32
											RNT	4/1/2020	86,174.75	41.53
											RNT	4/1/2021	88,747.75	42.77
											RNT	4/1/2022	91,424.50	44.06
											RNT	4/1/2023	94,163.50	45.38
	Additional Space	R21140 -5808	4/1/2009	3/31/2024	3,491					7,080.91	HVC	4/1/2015	343.28	1.18
											HVC	4/1/2016	354.92	1.22
											HVC	4/1/2017	366.56	1.26
											HVC	4/1/2018	378.19	1.30
											HVC	4/1/2019	389.83	1.34
											HVC	4/1/2020	401.47	1.38
											HVC	4/1/2021	413.10	1.42
											HVC	4/1/2022	424.74	1.46
											HVC	4/1/2023	436.38	1.50
											STG	4/1/2015	6,947.09	23.88
											STG	4/1/2016	7,156.55	24.60
											STG	4/1/2017	7,371.83	25.34
											STG	4/1/2018	7,592.93	26.10
											STG	4/1/2019	7,819.84	26.88
											STG	4/1/2020	8,052.57	27.68
											STG	4/1/2021	8,296.94	28.52
											STG	4/1/2022	8,544.22	29.37
											STG	4/1/2023	8,800.23	30.25
				Total	66,095	181,447.26		114,549.00		7,080.91				
R21140 -5805	Hines Property Management		7/29/2010	2/29/2020	4,011									
	Additional Space	R21140 -2280	12/1/2013	1/28/2018	3,500	9,406.25	32.25	6,487.00		-15,893.25	MGR	3/1/2015	-9,639.58	-33.05
											MGR	3/1/2016	-9,881.67	-33.88
											MGR	3/1/2017	-10,126.67	-34.72
											RNT	3/1/2015	9,639.58	33.05
											RNT	3/1/2016	9,881.67	33.88
	Additional Space	R21140 -4200S	7/29/2010	2/29/2020	664									
	Additional Space	R21140 -5804	7/29/2010	2/29/2020	3,557									
	Additional Space	R21140 -5806	7/29/2010	2/29/2020	4,011									

v = Excluded from totals, space occupied by another tenant'

Database: KBSREALTY2
Bldg Status: Active only
300 North LaSalle Street

Rent Roll
300 North LaSalle
5/12/2014

Page: 18
Date: 5/12/2014
Time: 12:38 PM

Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Cat	Date	Monthly Amount	PSF
										RNT	3/1/2017	10,126.67	34.72
	Additional Space R21140 -5807	7/29/2010	2/29/2020	4,012									
	Additional Space R21140 -LL3S4	7/29/2010	2/29/2020	521									
			Total	20,276	9,406.25		6,487.00		-15,893.25				
R21140 -TELE1	Level 3 Communications	3/1/2009	3/31/2015	0					811.49				
R21140 -TELE2	Reliance Globalcom Services	4/1/2012	3/31/2015	0					1,159.27				
R21140 -TELE3	Verizon Business	6/1/2009	5/31/2014	0					1,012.95				
R21140 -TELE4	Sidera Networks, LLC	3/1/2009	3/31/2015	0					811.50				
R21140 -TELE5	Cogent Communications	1/1/2012	12/31/2016	0					901.77	ANT	1/1/2015	928.82	0.00
										ANT	1/1/2016	956.68	0.00
R21140 -TELE6	Comcast Cable Communications	1/1/2013	12/31/2017	0					765.00	ANT	1/1/2015	780.30	0.00
										ANT	1/1/2016	795.91	0.00
										ANT	1/1/2017	811.82	0.00
R21140 -TELE7	New Cingular Wireless PCS, LLC	4/1/2013	3/31/2023	0									
R21140 -TELE8	tw telecom of illinois	5/1/2013	4/30/2018	0					515.00	ANT	5/1/2015	530.45	0.00
										ANT	5/1/2016	546.36	0.00
										ANT	5/1/2017	562.75	0.00

Totals:

Occupied Sqft:	99.42%	94 Units	1,295,391	3,416,534.19	1,537,048.00	-1,621.93
Vacant Sqft:	0.58%	4 Units	7,510			
Total Sqft:		98 Units	1,302,901	3,416,534.19		

Total 300 North LaSalle Street:

Occupied Sqft:	99.42%	94 Units	1,295,391	3,416,534.19	1,537,048.00	-1,621.93
Vacant Sqft:	0.58%	4 Units	7,510			
Total Sqft:		98 Units	1,302,901	3,416,534.19		

Grand Total:

Occupied Sqft:	99.42%	94 Units	1,295,391	3,416,534.19	1,537,048.00	-1,621.93
Vacant Sqft:	0.58%	4 Units	7,510			
Total Sqft:		98 Units	1,302,901	3,416,534.19		

v = Excluded from totals, space occupied by another tenant'

EXHIBIT O
Bulk Sale Indemnity Agreement
(Attached)

BULK SALES INDEMNITY AGREEMENT
This Bulk Sales Indemnity Agreement (this “Indemnity”) is made as of the __ day of ______, 2014, by KBS REIT PROPERTIES II, LLC, a Delaware limited liability company (“Indemnitor”), to and for the benefit of ______________________, a _____________________ (“Indemnitee”).
RECITALS
A.    [NEWCO], a _________________ (“Original Purchaser”), predecessor-in-interest to Indemnitee, and KBSII 300 North LaSalle, LLC, a Delaware limited liability company (“Seller”), have heretofore entered into that certain Purchase and Sale Agreement and Escrow Instructions, dated as of ____________, 2014, as assigned to Indemnitee pursuant to that certain Assignment and Assumption of Purchase Agreement, dated as of ___________, 2014 (as assigned, the “Purchase Agreement”), pursuant to which Seller agreed to sell, and Original Purchaser agreed to purchase, that certain real property (the “Property”) commonly referred to as 300 North LaSalle, Chicago, Illinois, in accordance with the terms and conditions set forth therein.
B.    In accordance with the terms and conditions of Section 7.1(j)(iii) of the Purchase Agreement, Seller agreed that it would cause Indemnitor to enter into this Indemnity.
C.    Indemnitor indirectly owns and controls Seller and will derive substantial benefit from the transactions contemplated under the Purchase Agreement.
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Indemnitor agrees as follows:
1.    Recitals. The recitals set forth above are true and correct and are hereby incorporated by reference. Unless expressly defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Purchase Agreement.
2.    Indemnification. Indemnitor agrees to indemnify, defend (with counsel approved by Indemnitee) protect, and hold Indemnitee harmless, from and against and shall reimburse Indemnitee for, any and all actual losses, actual liabilities, and actual damages (but expressly excluding punitive, consequential or speculative damages), demands, claims, actions, judgments, causes of action, assessments, penalties, costs and expenses incurred by Indemnitee, including the fees of outside legal counsel, arising out of or in connection with Seller’s failure or inability to deliver to Indemnitee, prior to the date hereof, the State Release, the County Release and the City Release, in each case stating that Indemnitee is not required to pay or withhold any amount to the Department, the County or the City (collectively, “Indemnified Losses”).
3.    Attorney’s Fees; Prevailing Party. If any legal action or any arbitration or other proceeding is brought or if an attorney is retained for the enforcement of this Indemnity or any portion thereof, or because of any alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Indemnity, the prevailing party shall be entitled to recover from the other reimbursement for the reasonable fees of attorneys and other costs (including court costs and witness fees) incurred by it, in addition to any other relief to which it may be entitled. The term “prevailing party” means the party obtaining substantially the relief sought, whether by compromise, settlement or judgment.
4.    Representations and Warranties. Indemnitor hereby represents and warrants to the Indemnitee as follows:
(a)    Organization; Authorization. Indemnitor is duly organized, validly existing and in good standing under the laws of the State of its formation, and duly qualified and in good standing under the laws of each other State in which its activities require that it be qualified. Indemnitor has executed and delivered this Indemnity pursuant to proper authority duly granted;
(b)    Execution Not A Violation. The execution, delivery and performance by the Indemnitor of this Indemnity will not violate any presently existing law, regulation, order, writ, injunction or decree of any court or other governmental authority of any kind, or result in any default by Indemnitor under any other document or agreement that is binding upon it;
(c)    Enforceability. Each obligation under this Indemnity is legal, valid, binding and enforceable against Indemnitor in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency and other similar laws limiting the enforcement of creditor's rights generally, and general principals of equity;
(d)    Review of Indemnity. Indemnitor has reviewed with the benefit of its legal counsel the terms of this Indemnity; and
(e)    Financial Benefit to Indemnitor. Indemnitor is deriving a material financial benefit from the transactions contemplated under the Purchase Agreement.
5.    Termination. Notwithstanding the provisions of Paragraph 2 above or any other terms and conditions set forth in this Indemnity, Indemnitor shall have no liability under this Indemnity with respect to any Indemnified Losses suffered by Indemnittee, or any of Indemnitor’s other obligations under this Indemnity, unless Indemnitee files a claim against Indemnitor on or before May 31, 2015, with respect to any Indemnified Losses; this Indemnity shall automatically terminate, and shall be of no force or effect upon the earlier of (a) May 31, 2015, and (b) the date that Indemnitee shall have received each of the State Release, the County Release and the City Release and all sums claimed or demanded by the Department, the County and the City have been paid to such entities in full. At Indemnitor’s request, Indemnitee shall execute such documentation as Indemnitor may reasonably request to evidence the termination of this Indemnity.
6.    Legal Tender of United States. All payments hereunder shall be made in coin or currency which at the time of payment is legal tender in the United States of America for public and private debts.
7.    Time of Essence. Time is of the essence of this Indemnity.

8.    Definitions; Captions; Gender. With respect to any reference in this Indemnity to any defined term: (i) if such defined term refers to a person, or a trust, corporation, partnership or other entity, then it shall also mean all heirs, personal representatives, successors and assigns of such person or entity; and (ii) if such defined term refers to a document, instrument or agreement, then it shall also include any replacement, extension or other modification thereof. Captions contained in this Indemnity in no way define, limit or extend the scope or intent of their respective provisions. Use of the masculine, feminine or neuter gender and of singular and plural shall not be given the effect of any exclusion or limitation herein.
9.    Including Means Without Limitation. The use in this Indemnity of the term "including", and related terms such as "include", shall in all cases mean "including without limitation".
10.    Notices. Any notice, election, communication, request, approval or other document or demand required or permitted under this Indemnity shall be in writing and shall be deemed delivered on the earlier of (a) actual receipt, (b) the next business day after the date when sent by Federal Express or another recognized overnight courier, (c) the second business day after the date when sent by registered or certified mail, postage prepaid, or (d) the date mechanically confirmed by answer-back if sent by telecopy to the numbers identified below, each addressed to Indemnitor or Indemnitee as the case may be at the following locations:
To Indemnitee:
c/o Allen Matkins Leck Gamble Mallory & Natsis LLP
1900 Main Street, 5th Floor
Irvine, CA 92614
Attention: Gary S. McKitterick, Esq.
Tel. No.: (949) 851-5432
Facsimile No.: (949) 553-8354
To Indemnitor:
c/o KBS Capital Advisors LLC
620 Newport Center Drive, Suite 1300
Newport Beach, CA 92660
Attention: Brett Merz
Telephone No.: (949) 417-6545
Fax No.: (949) 417-6518
With a copy to:
James Chiboucas, Esq.
620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
Telephone No.: (949) 417-6555
Fax No.: (949) 417-6523

and
Greenberg Traurig LLP
3161 Michelson Drive, Suite 1000
Irvine, California 92612
Attention: L. Bruce Fischer, Esq.
Telephone No.: (949) 732-6670
Any party may. from time to time, change the address at which such written notices or elections, communications, requests or other documents or demands are to be mailed, by giving the other parties written notice of such change, addressed in the manner hereinabove provided. Counsel for a party may give notice or demand on behalf of such party, and such notice or demand shall be treated as being sent by such party.

11.    Entire Agreement. This Indemnity constitutes the entire agreement of Indemnitor for the benefit of the Indemnitee and supersedes any prior agreements with respect to the subject matter hereof.
12.    No Modification Without Writing. This Indemnity may not be modified in any way nor can any right of the Indemnitee or any obligation of Indemnitor be waived or modified, except by a writing signed by the Indemnitee and Indemnitor.
13.    Severability. Each provision of this Indemnity shall be interpreted so as to be effective and valid under applicable law, but if any provision of this Indemnity shall in any respect be ineffective or invalid under such law, such ineffectiveness or invalidity shall not affect the remainder of such provision or the remaining provisions of this Indemnity.
14.    Governing Law. This Indemnity shall be governed by, and construed in accordance with, the substantive law of the State of Illinois without regard to the application of choice of law principles, and Indemnitor hereby consents to the personal jurisdiction of the state and federal courts located in Cook County, Illinois, in any action that may be commenced by Indemnitee to enforce its rights hereunder.
15.    WAIVER OF JURY TRIAL. INDEMNITOR AND INDEMNITEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THAT INDEMNITOR OR INDEMNITEE MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS INDEMNITY OR ANY OF THE TRANSACTION DOCUMENTS, OR IN CONNECTION WITH ANY OTHER STATEMENTS OR ACTIONS OF INDEMNITEE OR INDEMNITOR.
16.    Limitation of Liability. Notwithstanding anything stated to the contrary hereunder, Indemnitee’s sole recourse against Indemnitor with respect to Indemnitor’s obligations hereunder shall be limited to the assets of Indemnitor and under no circumstances whatsoever shall Indemnitee have the right to pursue any of the constituent members or partners in Indemnitor (direct or indirect) for any liability Indemnitor may have under this Indemnity; Indemnitee hereby expressly waives any rights it may have (if any) at law or in equity to the extent contrary or inconsistent with the provisions of this Paragraph 16. Except as expressly set forth above, in this Agreement until terminated pursuant to Section 5 above, Indemnitor’s obligations under this Indemnity shall remain in full force and effect and not be subject to any time or monetary limitations set forth in the Purchase Agreement, including, without limitation, the provisions of Section 15.6(d) thereof.
17.    Third Party Beneficiaries. This Indemnity is being executed and delivered by Indemnitor for the sole benefit of Indemnitee, and no other party shall have any rights hereunder or shall have the right to enforce any of the provisions set forth in this Indemnity.
18.    Transferability. Notwithstanding anything stated to the contrary hereunder, neither Indemnitor nor Indemnitee shall have the right to transfer their respective rights or obligations under this Indemnity to any third party.
IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Indemnity as of the date and year first above written.

[Signature Page to Follows]

INDEMNITOR:

KBS REIT PROPERTIES II, LLC,
a Delaware limited liability company

By:	KBS LIMITED PARTNERSHIP II,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST II, INC.,
a Maryland corporation,
general partner

By:	_________________________________
Charles J. Schreiber, Jr.
Chief Executive Officer

EXHIBIT P
List of Construction Contracts
(Attached)

300 North LaSalle
Existing Improvement Contracts

Contract	Date of Contract	By and Between			Description
KONE	5/15/2014	KBSII 300 North LaSalle, LLC, as owner	and	Kone, Inc.	Remedial work on freight elevators
M&O Insulation	3/21/2014	KBSII 300 North LaSalle, LLC, as owner	and	M&O Insulation Company	Insulation Covering
M&O Insulation	3/21/2014	KBSII 300 North LaSalle, LLC, as owner	and	M&O Insulation Company	Insulation Covering
Kleen-Aire	10/1/2013	KBSII 300 North LaSalle, LLC, as owner	and	Kleen-Aire	Duct Cleaning
BBM	4/25/2014	KBSII 300 North LaSalle, LLC, as owner	and	BBM Engineering	Lamps
BBM	4/25/2014	KBSII 300 North LaSalle, LLC, as owner	and	BBM Engineering	Filters
ALC	4/1/2014	KBSII 300 North LaSalle, LLC, as owner	and	Automated Logic	Parts
Keynect	3/20/2014	KBSII 300 North LaSalle, LLC, as owner	and	Keynect	Study - Arch Flash
Permasteelisa	12/10/2013	KBSII 300 North LaSalle, LLC, as owner	and	Permasteelisa North America	Spandrel Glass Replacement
Permasteelisa	1/22/2014	KBSII 300 North LaSalle, LLC, as owner	and	Permasteelisa North America	Curtain wall warranty work
Tractel	5/1/2013	KBSII 300 North LaSalle, LLC, as owner	and	Tractel Ltd.	WW Rig Maintenance
Distributed Antenna installation	4/1/2013	KBSII 300 North LaSalle, LLC, as owner	and	New Cingular Wireless, PCS, LC	Distributed Antenna System

SCHEDULE 1-1
Description of New and Pending Lease Transactions
(Buyer’s Responsibility)
(Attached)

SCHEDULE 1-2
Description of New and Pending Lease Transactions
(Seller’s Responsibility)
(Attached)

SCHEDULE 2
Disclosures
(Attached)

300 North LaSalle
Written Notices of Violations of
Federal, State, County or Municipal Laws

Item #	Notice From	Violation	Date
CN 194029	City of Chicago	Provide test of refrigerant leak detection system-monitor, sensor, alarms, and ventilation serving chiller room. Application type RENO_PERM. Inspection Type RF_ANNUAL.	2/2/2012

300 North LaSalle
Complaints or Lawsuits

Item #	Complaint / Lawsuit By	Description of Complaint / Lawsuit
1825	Gerchen Keller	Gerchen Keller has submitted emails complaining about the adjacent tenant and the noise that comes fom their break room. Tenant has not alleged any default under their lease, nor have they threatened any litigation or other actions.

SCHEDULE 3
Leasing Commissions
(Attached)

SCHEDULE 3

I. LEASING COMMISSION AGREEMENTS

Tenant Name	Broker Company	Comm. Agreement Date
AlixPartners LLP	CBRE	04/09/2008
Anchor Bolt	Jones Lang LaSalle Midwest LLC	09/23/2011
Associated Bank, National Association	Studley, Inc.	07/09/2007
Aviva USA Corporation	Staubach Midwest LLC	05/15/2008
The Boston Consulting Group, Inc.	U.S. Equities	05/29/2007
Chicago Cut Steakhouse, LLC.	CBRE (e-mail correspondence and letter agreement)	03/26/2008
Compass Group USA, Inc.	n/a (internal commissions only)	--
Core Capital Management, LLC	Colliers Bennett & Kahnweiler	08/14/2008
CSR	Cushman & Wakefield	11/04/2010
Emnos	@ Properties Commercial	10/26/2012
Foundry Hill Capital LLC	UGL Equis	10/27/2009
Foundry Hill Capital LLC – Expansion	UGL Equis	01/08/2010
Foundry Hill	UGL Equis	12/14/2010
GKC	Ambrose Property Group	10/19/2013
GTCR LLC	Newmark Midwest Region, LLC	09/21/2006
Harris Alternatives L.L.C.	Transwestern	10/15/2007
Hines Interests Limited Partnership (Retail / Conference Center)	n/a (internal commissions only)	--
Hines Interests Limited Partnership (Office)	n/a (internal commissions only)	--
Keystone Consulting Group LLC	Advocate Commercial Real Estate Advisors	07/23/2009
Kirkland & Ellis LLP	Staubach Midwest LLC	06/23/2005
Longwood	CBRE, Inc.	09/21/2012
Moelis & Company Holdings LLC	Cushman & Wakefield	04/29/2010
Molo Lamkin	Studley, Inc.	10/26/2012
Pfingsten Partners L.L.C.	Jones Lang LaSalle	12/10/2008
PSP	J.F. McKinney & Associates	05/19/2011
Quarles & Brady LLP	Camins Tomasz Kritt	10/12/2007
Quarles & Brady LLP	Camins Tomasz Kritt	05/03/2011
River Branch Capital LLC	Colliers Bennett and Kahnweiler	01/15/2010
Rotella Capital Management, Inc.	Binswanger Midwest of Illinois Inc.	07/21/2008
Ryan, Inc.	Duggan Realty Advisors L.L.C.	11/30/2009
Sagent Advisors Inc.	Newmark Knight Frank	06/11/2009
Servcorp America LLC	CBRE	11/16/2009
Stockbridge Capital Partners, LLC	Cushman & Wakefield of Illinois, Inc.	06/27/2007
Stockbridge Capital Partners, LLC	First Amendment to Comm. Agmt.	12/29/2008
Stockbridge Capital Partners, LLC	Second Amendment to Comm. Agmt.	05/01/2009
Thoma Bravo, LLC	CBRE	10/29/2009
Waud Capital Partners, LLC	Jones Lang LaSalle	11/06/2007
Vestian	UGL Equis	12/22/2009

Tenant Name	Broker Company	Comm. Agreement Date
Stockbridge Capital Partners, LLC	Second Amendment to Comm. Agmt.	05/01/2009
Thoma Bravo, LLC	CBRE	10/29/2009
Waud Capital Partners, LLC	Jones Lang LaSalle	11/06/2007
Vestian	UGL Equis	12/22/2009

II. LEASING COMMISSIONS THAT ARE CURRENTLY DUE AND UNPAID

1.    GTRC (55th Floor) - $65,286.00 – Payable to J.F. McKinney & Associates

SCHEDULE 4
Tenant Deposits
(Attached)

Scehdule 4
300 North LaSalle
Tenant Deposits

Suite	Tenant	Security Deposit	Letter of Credit
11900,1800,LL2S1	AlixPartners, LLP	$0	Yes
1875	Anchor Bolt Capital LLC	$0	Yes
0100	Associated Bank	$0	No
5200,5300	Aurora Investment Management	$0	Conditional
1600,1700,LL3S1	Athene USA Corporation	$0	No
	C2J Investments LLC	$0	No
0150	Chicago Cut Steakhouse LLC	$0	No
TELE5	Cogent Communications	$0	No
TELE6	Comcast Cable Communications	$0	No
0010	Compass Group USA	$0	No
2025	Core Capital Management	$0	No
2240	CSR America, Inc.	$18,029	No
5575,5550	emnos USA Corp.	$57,302	No
1825	Gerchen Keller Capital LLC	$42,478	No
5700,5500,5600,5808	GTCR Golder Rauner II LLC	$0	No
0020	Hines Conference Center	$0	No
5805,2280,4200S,5804,5806,580	Hines Property Management	$0	No
2280	KBS Realty Advisors, LLC	$0	No
0600,0400,0500,0700,0900,1000,1100,1200,1300,1400,2100,2300,2400,2500,2600,2700,2800,2900,3000,3100,3200,3300,3400,3500,3600,3700,3800,3900,500S,KEU,LL1S1	Kirkland and Ellis LLP	$0	No
2260	River Point LLC	$0	No
TELE1	Level 3 Communications	$0	No
2250	Longwood Credit Partners, LP	$17,923	No
5350	Moelis and Company	$0	Yes
5525	Molo Lamken LLP	$0	Yes
TELE7	New Cingular Wireless PCS, LLC	$0	No
5400	Pfingsten Partners LLC	$0	Yes
1500,1525,4305S	PSP Capital Partners	$0	Yes
4000,4950,5000,5100	Quarles and Brady LLP	$0	Yes
TELE4	Sidera Networks, LLC	$0	No
TELE2	Reliance Globalcom Services	$0	No
0200,2230	River Branch Capital LLC	$30,000	Yes
2000,LL2S2	Rotella Capital Management	$0	Yes
2050,2075	Ryan Inc	$0	No
2200	Sagent Advisors Inc.	$0	Yes
4925	Servcorp America LLC	$0	Yes
0010	Shri Hari	$8,588	No
5450	Stockbridge Capital Partners	$0	Yes
4400,4500,4600,4700,4800	The Boston Consulting Group	$0	No
4300	The Keystone Group LLC	$0	Yes
4350	Thoma Bravo LLC	$0	No
TELE8	tw telecom of illinois	$0	No
TELE3	Verizon Business	$0	No
1850	Vestian Group	$0	No
4900	Waud Capital Partners LLC	$0	Yes

SCHEDULE 5
Utility Deposits
None.

SCHEDULE 6
Owner Deposits

i

Table of Contents (continued)

ii

Table of Contents (continued)

iii